REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
New England Variable Annuity Separate Account
and Board of Directors of
New England Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of New England Variable Annuity Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights in Note 7 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 27, 2025

We have served as the Separate Account's auditor since 1996.

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2024

	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount
Assets:
Investments at fair value	$43,945,430	$220,935,247	$112,716,222	$14,588,381
Total Assets	43,945,430	220,935,247	112,716,222	14,588,381
Liabilities:
Accrued fees	197	134	143	109
Due to New England Life Insurance Company	42	101	80	26
Total Liabilities	239	235	223	135
Net Assets	$43,945,191	$220,935,012	$112,715,999	$14,588,246
Contract Owners' Equity
Net assets from accumulation units	$43,705,123	$220,001,803	$111,955,928	$14,543,703
Net assets from contracts in payout	240,068	933,209	760,071	44,543
Total Net Assets	$43,945,191	$220,935,012	$112,715,999	$14,588,246

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTI AB Global Dynamic Allocation Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock Global Tactical Strategies Subaccount
Assets:
Investments at fair value	$1,249,682	$95,673,596	$241,525,260	$51,632,206	$2,322,164
Total Assets	1,249,682	95,673,596	241,525,260	51,632,206	2,322,164
Liabilities:
Accrued fees	110	50	72	90	85
Due to New England Life Insurance Company	20	31	41	29	27
Total Liabilities	130	81	113	119	112
Net Assets	$1,249,552	$95,673,515	$241,525,147	$51,632,087	$2,322,052
Contract Owners' Equity
Net assets from accumulation units	$1,249,552	$95,586,778	$241,081,028	$51,632,087	$2,321,530
Net assets from contracts in payout	—	86,737	444,119	—	522
Total Net Assets	$1,249,552	$95,673,515	$241,525,147	$51,632,087	$2,322,052

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Balanced Plus Subaccount	BHFTI Brighthouse/ Franklin Low Duration Total Return Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount
Assets:
Investments at fair value	$13,583,706	$11,321,825	$4,866,836	$8,813,209	$19,149,441
Total Assets	13,583,706	11,321,825	4,866,836	8,813,209	19,149,441
Liabilities:
Accrued fees	84	27	105	161	107
Due to New England Life Insurance Company	55	15	27	94	24
Total Liabilities	139	42	132	255	131
Net Assets	$13,583,567	$11,321,783	$4,866,704	$8,812,954	$19,149,310
Contract Owners' Equity
Net assets from accumulation units	$13,459,568	$11,321,783	$4,864,516	$8,725,650	$19,139,538
Net assets from contracts in payout	123,999	—	2,188	87,304	9,772
Total Net Assets	$13,583,567	$11,321,783	$4,866,704	$8,812,954	$19,149,310

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Balanced-Risk Allocation Subaccount	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Global Active Allocation Subaccount
Assets:
Investments at fair value	$44,393,824	$1,502,645	$13,046,801	$5,407,915	$2,048,260
Total Assets	44,393,824	1,502,645	13,046,801	5,407,915	2,048,260
Liabilities:
Accrued fees	198	75	103	133	38
Due to New England Life Insurance Company	43	22	53	44	20
Total Liabilities	241	97	156	177	58
Net Assets	$44,393,583	$1,502,548	$13,046,645	$5,407,738	$2,048,202
Contract Owners' Equity
Net assets from accumulation units	$43,976,103	$1,502,548	$13,016,611	$5,393,319	$2,048,202
Net assets from contracts in payout	417,480	—	30,034	14,419	—
Total Net Assets	$44,393,583	$1,502,548	$13,046,645	$5,407,738	$2,048,202

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount
Assets:
Investments at fair value	$3,960,115	$39,447,797	$1,528,864	$23,314,499	$11,420,038
Total Assets	3,960,115	39,447,797	1,528,864	23,314,499	11,420,038
Liabilities:
Accrued fees	81	291	32	175	195
Due to New England Life Insurance Company	37	214	14	27	84
Total Liabilities	118	505	46	202	279
Net Assets	$3,959,997	$39,447,292	$1,528,818	$23,314,297	$11,419,759
Contract Owners' Equity
Net assets from accumulation units	$3,959,997	$39,103,504	$1,528,818	$23,258,491	$11,392,532
Net assets from contracts in payout	—	343,788	—	55,806	27,227
Total Net Assets	$3,959,997	$39,447,292	$1,528,818	$23,314,297	$11,419,759

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTI PanAgora Global Diversified Risk Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount	BHFTI SSGA Growth and Income ETF Subaccount
Assets:
Investments at fair value	$2,750,722	$19,174,594	$80,795,574	$1,791,565	$28,924,395
Total Assets	2,750,722	19,174,594	80,795,574	1,791,565	28,924,395
Liabilities:
Accrued fees	76	137	180	52	89
Due to New England Life Insurance Company	22	24	35	15	34
Total Liabilities	98	161	215	67	123
Net Assets	$2,750,624	$19,174,433	$80,795,359	$1,791,498	$28,924,272
Contract Owners' Equity
Net assets from accumulation units	$2,750,401	$19,173,583	$80,526,701	$1,791,498	$28,924,272
Net assets from contracts in payout	223	850	268,658	—	—
Total Net Assets	$2,750,624	$19,174,433	$80,795,359	$1,791,498	$28,924,272

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTI Western Asset Management Government Income Subaccount	BHFTII Baillie Gifford International Stock Subaccount
Assets:
Investments at fair value	$25,095,184	$35,386,499	$27,428,285	$1,350,284	$17,948,470
Total Assets	25,095,184	35,386,499	27,428,285	1,350,284	17,948,470
Liabilities:
Accrued fees	106	193	231	68	310
Due to New England Life Insurance Company	48	69	67	10	46
Total Liabilities	154	262	298	78	356
Net Assets	$25,095,030	$35,386,237	$27,427,987	$1,350,206	$17,948,114
Contract Owners' Equity
Net assets from accumulation units	$25,053,685	$35,233,381	$26,869,387	$1,340,065	$17,786,886
Net assets from contracts in payout	41,345	152,856	558,600	10,141	161,228
Total Net Assets	$25,095,030	$35,386,237	$27,427,987	$1,350,206	$17,948,114

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount
Assets:
Investments at fair value	$32,938,055	$71,456,814	$15,569,266	$17,002,341	$44,120,081
Total Assets	32,938,055	71,456,814	15,569,266	17,002,341	44,120,081
Liabilities:
Accrued fees	202	200	186	109	75
Due to New England Life Insurance Company	44	176	50	29	23
Total Liabilities	246	376	236	138	98
Net Assets	$32,937,809	$71,456,438	$15,569,030	$17,002,203	$44,119,983
Contract Owners' Equity
Net assets from accumulation units	$32,531,449	$69,826,212	$15,360,191	$16,771,663	$44,018,580
Net assets from contracts in payout	406,360	1,630,226	208,839	230,540	101,403
Total Net Assets	$32,937,809	$71,456,438	$15,569,030	$17,002,203	$44,119,983

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/ Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount
Assets:
Investments at fair value	$204,916,473	$372,830,523	$54,022,479	$6,405,642	$133,433,389
Total Assets	204,916,473	372,830,523	54,022,479	6,405,642	133,433,389
Liabilities:
Accrued fees	54	52	259	119	225
Due to New England Life Insurance Company	33	18	90	51	119
Total Liabilities	87	70	349	170	344
Net Assets	$204,916,386	$372,830,453	$54,022,130	$6,405,472	$133,433,045
Contract Owners' Equity
Net assets from accumulation units	$204,373,435	$371,874,905	$53,354,868	$6,360,810	$131,420,076
Net assets from contracts in payout	542,951	955,548	667,262	44,662	2,012,969
Total Net Assets	$204,916,386	$372,830,453	$54,022,130	$6,405,472	$133,433,045

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2024

	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII Loomis Sayles Small Cap Growth Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount
Assets:
Investments at fair value	$6,271,126	$17,235,521	$43,865,197	$11,168,557	$21,873,375
Total Assets	6,271,126	17,235,521	43,865,197	11,168,557	21,873,375
Liabilities:
Accrued fees	141	242	348	167	204
Due to New England Life Insurance Company	51	183	117	66	36
Total Liabilities	192	425	465	233	240
Net Assets	$6,270,934	$17,235,096	$43,864,732	$11,168,324	$21,873,135
Contract Owners' Equity
Net assets from accumulation units	$6,270,934	$17,093,742	$43,116,327	$11,076,316	$21,743,517
Net assets from contracts in payout	—	141,354	748,405	92,008	129,618
Total Net Assets	$6,270,934	$17,235,096	$43,864,732	$11,168,324	$21,873,135

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount
Assets:
Investments at fair value	$25,552,425	$19,114,986	$22,078,752	$61,078,710	$23,064,306
Total Assets	25,552,425	19,114,986	22,078,752	61,078,710	23,064,306
Liabilities:
Accrued fees	169	215	165	167	242
Due to New England Life Insurance Company	72	45	49	88	81
Total Liabilities	241	260	214	255	323
Net Assets	$25,552,184	$19,114,726	$22,078,538	$61,078,455	$23,063,983
Contract Owners' Equity
Net assets from accumulation units	$25,379,283	$18,968,113	$21,660,763	$60,456,422	$22,084,395
Net assets from contracts in payout	172,901	146,613	417,775	622,033	979,588
Total Net Assets	$25,552,184	$19,114,726	$22,078,538	$61,078,455	$23,063,983

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
December 31, 2024

	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount
Assets:
Investments at fair value	$68,388,008	$49,426,285	$43,710,933
Total Assets	68,388,008	49,426,285	43,710,933
Liabilities:
Accrued fees	315	283	153
Due to New England Life Insurance Company	139	90	72
Total Liabilities	454	373	225
Net Assets	$68,387,554	$49,425,912	$43,710,708
Contract Owners' Equity
Net assets from accumulation units	$66,718,704	$48,976,162	$42,973,820
Net assets from contracts in payout	1,668,850	449,750	736,888
Total Net Assets	$68,387,554	$49,425,912	$43,710,708

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount
Assets:
Investments at fair value	$14,559,176	$56,195,150	$21,848,902
Total Assets	14,559,176	56,195,150	21,848,902
Liabilities:
Accrued fees	151	266	284
Due to New England Life Insurance Company	70	85	57
Total Liabilities	221	351	341
Net Assets	$14,558,955	$56,194,799	$21,848,561
Contract Owners' Equity
Net assets from accumulation units	$14,541,560	$55,638,286	$21,405,720
Net assets from contracts in payout	17,395	556,513	442,841
Total Net Assets	$14,558,955	$56,194,799	$21,848,561

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the year ended December 31, 2024

	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount	BHFTI AB Global Dynamic Allocation Subaccount
Investment Income:
Dividends	$511,548	$732,334	$1,234,697	$610,101	$16,577
Expenses:
Mortality and expense risk and other charges	738,359	3,461,708	1,811,314	232,091	16,494
Administrative charges	1,687	11,347	7,111	1,325	—
Total expenses	740,046	3,473,055	1,818,425	233,416	16,494
Net investment income (loss)	(228,498)	(2,740,721)	(583,728)	376,685	83
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,814,292	5,324,119	5,383,080	—	—
Realized gains (losses) on sale of investments	(1,426,256)	25,012,575	10,493,758	(370,695)	(29,547)
Net realized gains (losses)	388,036	30,336,694	15,876,838	(370,695)	(29,547)
Change in unrealized gains (losses) on investments	249,397	31,549,565	8,679,742	(66,423)	105,928
Net realized and change in unrealized gains (losses) on investments	637,433	61,886,259	24,556,580	(437,118)	76,381
Net increase (decrease) in net assets resulting from operations	$408,935	$59,145,538	$23,972,852	$(60,433)	$76,464

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock Global Tactical Strategies Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount
Investment Income:
Dividends	$1,675,332	$3,039,535	$1,202,875	$39,169	$125,094
Expenses:
Mortality and expense risk and other charges	1,262,912	3,136,242	702,430	32,979	182,657
Administrative charges	303	172	15	—	305
Total expenses	1,263,215	3,136,414	702,445	32,979	182,962
Net investment income (loss)	412,117	(96,879)	500,430	6,190	(57,868)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,284,964	10,103,639	1,388,425	—	520,798
Realized gains (losses) on sale of investments	293,172	1,768,424	(339,153)	(46,705)	(23,919)
Net realized gains (losses)	3,578,136	11,872,063	1,049,272	(46,705)	496,879
Change in unrealized gains (losses) on investments	6,083,168	20,151,307	2,780,791	162,982	1,196,602
Net realized and change in unrealized gains (losses) on investments	9,661,304	32,023,370	3,830,063	116,277	1,693,481
Net increase (decrease) in net assets resulting from operations	$10,073,421	$31,926,491	$4,330,493	$122,467	$1,635,613

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTI Brighthouse Balanced Plus Subaccount	BHFTI Brighthouse/ Franklin Low Duration Total Return Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount
Investment Income:
Dividends	$304,791	$206,449	$37,822	$739,764	$1,082,308
Expenses:
Mortality and expense risk and other charges	164,118	65,851	113,824	273,702	630,153
Administrative charges	—	67	352	486	1,745
Total expenses	164,118	65,918	114,176	274,188	631,898
Net investment income (loss)	140,673	140,531	(76,354)	465,576	450,410
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	665,419	—	—
Realized gains (losses) on sale of investments	(526,172)	(76,217)	387,868	(596,260)	(516,394)
Net realized gains (losses)	(526,172)	(76,217)	1,053,287	(596,260)	(516,394)
Change in unrealized gains (losses) on investments	723,081	107,793	789,418	12,570	(2,986,961)
Net realized and change in unrealized gains (losses) on investments	196,909	31,576	1,842,705	(583,690)	(3,503,355)
Net increase (decrease) in net assets resulting from operations	$337,582	$172,107	$1,766,351	$(118,114)	$(3,052,945)

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Balanced-Risk Allocation Subaccount	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Global Active Allocation Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount
Investment Income:
Dividends	$25,077	$7,187	$—	$20,036	$36,024
Expenses:
Mortality and expense risk and other charges	20,988	180,335	69,007	27,638	55,667
Administrative charges	—	212	93	—	128
Total expenses	20,988	180,547	69,100	27,638	55,795
Net investment income (loss)	4,089	(173,360)	(69,100)	(7,602)	(19,771)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	1,269,296	—	—	203,258
Realized gains (losses) on sale of investments	(85,445)	781,085	(366,683)	(38,926)	48,100
Net realized gains (losses)	(85,445)	2,050,381	(366,683)	(38,926)	251,358
Change in unrealized gains (losses) on investments	130,465	140,250	1,186,244	134,482	210,487
Net realized and change in unrealized gains (losses) on investments	45,020	2,190,631	819,561	95,556	461,845
Net increase (decrease) in net assets resulting from operations	$49,109	$2,017,271	$750,461	$87,954	$442,074

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PanAgora Global Diversified Risk Subaccount
Investment Income:
Dividends	$—	$40,336	$427,225	$—	$10,977
Expenses:
Mortality and expense risk and other charges	501,284	21,542	324,227	134,022	36,717
Administrative charges	3,985	—	878	810	—
Total expenses	505,269	21,542	325,105	134,832	36,717
Net investment income (loss)	(505,269)	18,794	102,120	(134,832)	(25,740)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,219,686	—	659,503	—	—
Realized gains (losses) on sale of investments	2,716,490	(29,734)	424,526	(3,192,932)	(183,391)
Net realized gains (losses)	5,936,176	(29,734)	1,084,029	(3,192,932)	(183,391)
Change in unrealized gains (losses) on investments	5,638,845	118,219	(618,572)	6,645,932	292,570
Net realized and change in unrealized gains (losses) on investments	11,575,021	88,485	465,457	3,453,000	109,179
Net increase (decrease) in net assets resulting from operations	$11,069,752	$107,279	$567,577	$3,318,168	$83,439

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount
Investment Income:
Dividends	$—	$2,458,305	$31,381	$756,776	$525,472
Expenses:
Mortality and expense risk and other charges	264,265	1,082,492	22,415	389,651	314,718
Administrative charges	239	2,554	—	125	217
Total expenses	264,504	1,085,046	22,415	389,776	314,935
Net investment income (loss)	(264,504)	1,373,259	8,966	367,000	210,537
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—
Realized gains (losses) on sale of investments	(359,605)	(2,271,497)	5,935	(170,133)	(124,171)
Net realized gains (losses)	(359,605)	(2,271,497)	5,935	(170,133)	(124,171)
Change in unrealized gains (losses) on investments	822,398	1,909,958	131,693	2,669,050	2,727,844
Net realized and change in unrealized gains (losses) on investments	462,793	(361,539)	137,628	2,498,917	2,603,673
Net increase (decrease) in net assets resulting from operations	$198,289	$1,011,720	$146,594	$2,865,917	$2,814,210

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTI Western Asset Management Government Income Subaccount	BHFTII Baillie Gifford International Stock Subaccount	BHFTII BlackRock Bond Income Subaccount
Investment Income:
Dividends	$—	$376,360	$41,352	$134,997	$1,396,074
Expenses:
Mortality and expense risk and other charges	489,351	389,408	17,889	249,752	449,737
Administrative charges	1,904	1,441	—	3,984	4,106
Total expenses	491,255	390,849	17,889	253,736	453,843
Net investment income (loss)	(491,255)	(14,489)	23,463	(118,739)	942,231
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,251,543	1,936,657	—	1,254,623	—
Realized gains (losses) on sale of investments	(924,822)	701,471	(134,089)	(156,952)	(1,020,611)
Net realized gains (losses)	3,326,721	2,638,128	(134,089)	1,097,671	(1,020,611)
Change in unrealized gains (losses) on investments	196,877	(29,959)	77,658	(304,986)	104,266
Net realized and change in unrealized gains (losses) on investments	3,523,598	2,608,169	(56,431)	792,685	(916,345)
Net increase (decrease) in net assets resulting from operations	$3,032,343	$2,593,680	$(32,968)	$673,946	$25,886

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount
Investment Income:
Dividends	$33,611	$870,515	$534,569	$1,123,782	$4,106,311
Expenses:
Mortality and expense risk and other charges	905,658	206,622	243,973	606,076	2,818,200
Administrative charges	43,648	1,326	263	1,021	1,838
Total expenses	949,306	207,948	244,236	607,097	2,820,038
Net investment income (loss)	(915,695)	662,567	290,333	516,685	1,286,273
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,260,450	—	—	77,170	3,697,829
Realized gains (losses) on sale of investments	2,296,151	147,658	(600,583)	(804,738)	(2,989,859)
Net realized gains (losses)	6,556,601	147,658	(600,583)	(727,568)	707,970
Change in unrealized gains (losses) on investments	12,604,923	(254,185)	824,711	2,354,793	12,490,985
Net realized and change in unrealized gains (losses) on investments	19,161,524	(106,527)	224,128	1,627,225	13,198,955
Net increase (decrease) in net assets resulting from operations	$18,245,829	$556,040	$514,461	$2,143,910	$14,485,228

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/ Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount
Investment Income:
Dividends	$5,481,231	$651,286	$117,696	$1,905,594	$5,315
Expenses:
Mortality and expense risk and other charges	5,008,911	754,299	89,798	1,863,251	82,963
Administrative charges	2,021	10,454	148	36,400	214
Total expenses	5,010,932	764,753	89,946	1,899,651	83,177
Net investment income (loss)	470,299	(113,467)	27,750	5,943	(77,862)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,956,626	5,322,577	230,178	5,112,108	—
Realized gains (losses) on sale of investments	(2,424,925)	(134,397)	73,815	569,000	(189,128)
Net realized gains (losses)	5,531,701	5,188,180	303,993	5,681,108	(189,128)
Change in unrealized gains (losses) on investments	30,646,319	(2,936,823)	493,481	4,621,822	1,257,492
Net realized and change in unrealized gains (losses) on investments	36,178,020	2,251,357	797,474	10,302,930	1,068,364
Net increase (decrease) in net assets resulting from operations	$36,648,319	$2,137,890	$825,224	$10,308,873	$990,502

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII Loomis Sayles Small Cap Growth Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife Mid Cap Stock Index Subaccount
Investment Income:
Dividends	$—	$25,691	$—	$662,964	$312,221
Expenses:
Mortality and expense risk and other charges	233,810	598,449	147,911	288,401	349,744
Administrative charges	2,351	18,324	651	542	977
Total expenses	236,161	616,773	148,562	288,943	350,721
Net investment income (loss)	(236,161)	(591,082)	(148,562)	374,021	(38,500)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,116,874	3,299,045	126,454	—	1,463,341
Realized gains (losses) on sale of investments	388,499	206,994	(158,756)	(828,842)	665,512
Net realized gains (losses)	2,505,373	3,506,039	(32,302)	(828,842)	2,128,853
Change in unrealized gains (losses) on investments	2,148,593	1,667,845	1,627,525	318,052	1,060,799
Net realized and change in unrealized gains (losses) on investments	4,653,966	5,173,884	1,595,223	(510,790)	3,189,652
Net increase (decrease) in net assets resulting from operations	$4,417,805	$4,582,802	$1,446,661	$(136,769)	$3,151,152

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2024

	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount
Investment Income:
Dividends	$625,222	$310,787	$683,759	$591,700	$1,252,994
Expenses:
Mortality and expense risk and other charges	261,272	306,286	810,122	314,694	940,572
Administrative charges	702	1,172	3,082	9,069	13,945
Total expenses	261,974	307,458	813,204	323,763	954,517
Net investment income (loss)	363,248	3,329	(129,445)	267,937	298,477
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	198,375	852,204	4,083,779	1,177,858	6,874,195
Realized gains (losses) on sale of investments	852,427	470,860	4,499,972	41,456	(475,825)
Net realized gains (losses)	1,050,802	1,323,064	8,583,751	1,219,314	6,398,370
Change in unrealized gains (losses) on investments	(906,311)	916,336	4,518,029	11,296	762,791
Net realized and change in unrealized gains (losses) on investments	144,491	2,239,400	13,101,780	1,230,610	7,161,161
Net increase (decrease) in net assets resulting from operations	$507,739	$2,242,729	$12,972,335	$1,498,547	$7,459,638

The accompanying notes are an integral part of these financial statements.

	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount
Investment Income:
Dividends	$6,514	$—	$—	$4,442,732	$667,285
Expenses:
Mortality and expense risk and other charges	678,611	557,414	209,280	780,402	296,942
Administrative charges	4,558	1,917	528	4,365	1,456
Total expenses	683,169	559,331	209,808	784,767	298,398
Net investment income (loss)	(676,655)	(559,331)	(209,808)	3,657,965	368,887
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,192,990	2,575,345	959,833	—	—
Realized gains (losses) on sale of investments	602,654	1,602,145	30,628	(2,038,760)	(640,974)
Net realized gains (losses)	5,795,644	4,177,490	990,461	(2,038,760)	(640,974)
Change in unrealized gains (losses) on investments	(1,107,287)	7,354,496	1,130,971	332,815	473,917
Net realized and change in unrealized gains (losses) on investments	4,688,357	11,531,986	2,121,432	(1,705,945)	(167,057)
Net increase (decrease) in net assets resulting from operations	$4,011,702	$10,972,655	$1,911,624	$1,952,020	$201,830

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2024 and 2023

	American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount		American Funds® The Bond Fund of America Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(228,498)	$(636,473)	$(2,740,721)	$(2,465,734)	$(583,728)	$(214,621)	$376,685	$317,103
Net realized gains (losses)	388,036	(686,002)	30,336,694	18,657,042	15,876,838	10,089,043	(370,695)	(236,264)
Change in unrealized gains (losses) on investments	249,397	8,256,227	31,549,565	49,770,429	8,679,742	14,996,901	(66,423)	442,643
Net increase (decrease) in net assets resulting from operations	408,935	6,933,752	59,145,538	65,961,737	23,972,852	24,871,323	(60,433)	523,482
Contract Transactions:
Purchase payments received from Contract owners	106,382	192,794	360,695	354,116	279,312	378,239	147,838	77,001
Net transfers (including fixed account)	1,247,670	1,092,932	(18,941,606)	(5,901,538)	(6,120,510)	(2,526,949)	1,070,480	2,017,815
Contract charges	(284,977)	(328,265)	(1,189,158)	(1,249,349)	(571,504)	(615,739)	(124,122)	(133,987)
Transfers for Contract benefits and terminations	(9,655,077)	(5,672,818)	(46,303,747)	(22,715,746)	(23,708,594)	(15,501,313)	(2,735,467)	(1,513,892)
Net increase (decrease) in net assets resulting from Contract transactions	(8,586,002)	(4,715,357)	(66,073,816)	(29,512,517)	(30,121,296)	(18,265,762)	(1,641,271)	446,937
Net increase (decrease) in net assets	(8,177,067)	2,218,395	(6,928,278)	36,449,220	(6,148,444)	6,605,561	(1,701,704)	970,419
Net Assets:
Beginning of year	52,122,258	49,903,863	227,863,290	191,414,070	118,864,443	112,258,882	16,289,950	15,319,531
End of year	$43,945,191	$52,122,258	$220,935,012	$227,863,290	$112,715,999	$118,864,443	$14,588,246	$16,289,950
The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Subaccount		BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$83	$22,470	$412,117	$1,073,472	$(96,879)	$2,092,818
Net realized gains (losses)	(29,547)	(31,499)	3,578,136	6,561,062	11,872,063	23,235,313
Change in unrealized gains (losses) on investments	105,928	148,520	6,083,168	6,561,122	20,151,307	17,084,040
Net increase (decrease) in net assets resulting from operations	76,464	139,491	10,073,421	14,195,656	31,926,491	42,412,171
Contract Transactions:
Purchase payments received from Contract owners	—	15	68,641	145,318	812,107	229,611
Net transfers (including fixed account)	884	(2,532)	(1,467,324)	1,949,917	(3,652,358)	40,865
Contract charges	(15,553)	(17,822)	(1,205,175)	(1,250,358)	(3,033,696)	(3,170,488)
Transfers for Contract benefits and terminations	(248,460)	(123,760)	(16,232,499)	(9,041,261)	(40,352,052)	(20,877,766)
Net increase (decrease) in net assets resulting from Contract transactions	(263,129)	(144,099)	(18,836,357)	(8,196,384)	(46,225,999)	(23,777,778)
Net increase (decrease) in net assets	(186,665)	(4,608)	(8,762,936)	5,999,272	(14,299,508)	18,634,393
Net Assets:
Beginning of year	1,436,217	1,440,825	104,436,451	98,437,179	255,824,655	237,190,262
End of year	$1,249,552	$1,436,217	$95,673,515	$104,436,451	$241,525,147	$255,824,655

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock Global Tactical Strategies Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Balanced Plus Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$500,430	$787,837	$6,190	$55,375	$(57,868)	$221,368	$140,673	$261,813
Net realized gains (losses)	1,049,272	2,443,183	(46,705)	(81,448)	496,879	1,920,090	(526,172)	(610,107)
Change in unrealized gains (losses) on investments	2,780,791	3,254,882	162,982	349,286	1,196,602	456,644	723,081	1,367,815
Net increase (decrease) in net assets resulting from operations	4,330,493	6,485,902	122,467	323,213	1,635,613	2,598,102	337,582	1,019,521
Contract Transactions:
Purchase payments received from Contract owners	26,285	49,734	1,486	10	24,435	43,196	134,922	49,377
Net transfers (including fixed account)	451,740	173,234	(92,592)	(80,695)	(16,803)	(94,262)	(185,037)	3,237
Contract charges	(645,457)	(714,059)	(32,452)	(36,272)	(60,854)	(73,802)	(180,134)	(193,394)
Transfers for Contract benefits and terminations	(11,182,883)	(8,424,035)	(510,635)	(316,653)	(2,500,914)	(2,651,503)	(2,130,515)	(1,629,569)
Net increase (decrease) in net assets resulting from Contract transactions	(11,350,315)	(8,915,126)	(634,193)	(433,610)	(2,554,136)	(2,776,371)	(2,360,764)	(1,770,349)
Net increase (decrease) in net assets	(7,019,822)	(2,429,224)	(511,726)	(110,397)	(918,523)	(178,269)	(2,023,182)	(750,828)
Net Assets:
Beginning of year	58,651,909	61,081,133	2,833,778	2,944,175	14,502,090	14,680,359	13,344,965	14,095,793
End of year	$51,632,087	$58,651,909	$2,322,052	$2,833,778	$13,583,567	$14,502,090	$11,321,783	$13,344,965

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount		BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$140,531	$116,567	$(76,354)	$(55,304)	$465,576	$278,874
Net realized gains (losses)	(76,217)	(89,303)	1,053,287	463,458	(596,260)	(560,754)
Change in unrealized gains (losses) on investments	107,793	195,900	789,418	1,570,303	12,570	2,728,516
Net increase (decrease) in net assets resulting from operations	172,107	223,164	1,766,351	1,978,457	(118,114)	2,446,636
Contract Transactions:
Purchase payments received from Contract owners	960	1,441	4,085	13,627	56,284	38,694
Net transfers (including fixed account)	353,630	629,922	(317,892)	(89,745)	(87,577)	971,447
Contract charges	(82,779)	(87,083)	(54,744)	(57,176)	(119,789)	(137,059)
Transfers for Contract benefits and terminations	(952,162)	(703,572)	(2,244,868)	(967,383)	(4,368,842)	(2,633,786)
Net increase (decrease) in net assets resulting from Contract transactions	(680,351)	(159,292)	(2,613,419)	(1,100,677)	(4,519,924)	(1,760,704)
Net increase (decrease) in net assets	(508,244)	63,872	(847,068)	877,780	(4,638,038)	685,932
Net Assets:
Beginning of year	5,374,948	5,311,076	9,660,022	8,782,242	23,787,348	23,101,416
End of year	$4,866,704	$5,374,948	$8,812,954	$9,660,022	$19,149,310	$23,787,348

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Harris Oakmark International Subaccount		BHFTI Invesco Balanced-Risk Allocation Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$450,410	$398,835	$4,089	$43,015	$(173,360)	$(155,805)	$(69,100)	$(64,511)
Net realized gains (losses)	(516,394)	(632,431)	(85,445)	(121,175)	2,050,381	989,699	(366,683)	(329,816)
Change in unrealized gains (losses) on investments	(2,986,961)	9,454,496	130,465	191,056	140,250	3,156,006	1,186,244	918,192
Net increase (decrease) in net assets resulting from operations	(3,052,945)	9,220,900	49,109	112,896	2,017,271	3,989,900	750,461	523,865
Contract Transactions:
Purchase payments received from Contract owners	135,650	271,542	198	10,677	42,442	56,776	1,492	—
Net transfers (including fixed account)	2,403,870	(2,026,520)	(279,573)	(323,234)	(475,000)	(418,543)	7,326	284,897
Contract charges	(331,785)	(399,996)	(23,047)	(27,680)	(100,839)	(109,578)	(28,432)	(30,164)
Transfers for Contract benefits and terminations	(10,669,263)	(5,995,766)	(215,323)	(246,201)	(3,047,225)	(1,859,476)	(594,351)	(491,840)
Net increase (decrease) in net assets resulting from Contract transactions	(8,461,528)	(8,150,740)	(517,745)	(586,438)	(3,580,622)	(2,330,821)	(613,965)	(237,107)
Net increase (decrease) in net assets	(11,514,473)	1,070,160	(468,636)	(473,542)	(1,563,351)	1,659,079	136,496	286,758
Net Assets:
Beginning of year	55,908,056	54,837,896	1,971,184	2,444,726	14,609,996	12,950,917	5,271,242	4,984,484
End of year	$44,393,583	$55,908,056	$1,502,548	$1,971,184	$13,046,645	$14,609,996	$5,407,738	$5,271,242

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Global Active Allocation Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(7,602)	$16,857	$(19,771)	$(56,077)	$(505,269)	$(466,884)
Net realized gains (losses)	(38,926)	(188,749)	251,358	62,315	5,936,176	2,695,558
Change in unrealized gains (losses) on investments	134,482	390,946	210,487	805,829	5,638,845	12,359,735
Net increase (decrease) in net assets resulting from operations	87,954	219,054	442,074	812,067	11,069,752	14,588,409
Contract Transactions:
Purchase payments received from Contract owners	1,237	1,170	7,558	6,165	28,041	34,250
Net transfers (including fixed account)	(13,073)	(134,289)	(37,382)	(64,937)	(2,984,912)	(3,121,176)
Contract charges	(31,040)	(37,165)	(39,821)	(41,604)	(282,319)	(300,086)
Transfers for Contract benefits and terminations	(343,523)	(727,012)	(724,935)	(883,207)	(7,064,766)	(3,984,391)
Net increase (decrease) in net assets resulting from Contract transactions	(386,399)	(897,296)	(794,580)	(983,583)	(10,303,956)	(7,371,403)
Net increase (decrease) in net assets	(298,445)	(678,242)	(352,506)	(171,516)	765,796	7,217,006
Net Assets:
Beginning of year	2,346,647	3,024,889	4,312,503	4,484,019	38,681,496	31,464,490
End of year	$2,048,202	$2,346,647	$3,959,997	$4,312,503	$39,447,292	$38,681,496

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI MetLife Multi-Index Targeted Risk Subaccount		BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount		BHFTI PanAgora Global Diversified Risk Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$18,794	$18,312	$102,120	$67,702	$(134,832)	$(115,651)	$(25,740)	$202,895
Net realized gains (losses)	(29,734)	(75,006)	1,084,029	652,966	(3,192,932)	(2,214,560)	(183,391)	(122,309)
Change in unrealized gains (losses) on investments	118,219	262,772	(618,572)	2,187,369	6,645,932	5,388,786	292,570	25,605
Net increase (decrease) in net assets resulting from operations	107,279	206,078	567,577	2,908,037	3,318,168	3,058,575	83,439	106,191
Contract Transactions:
Purchase payments received from Contract owners	—	—	36,984	40,786	16,652	16,826	897	5,811
Net transfers (including fixed account)	779	(3,550)	1,200,951	(366,760)	(1,725,055)	1,024,307	(48,184)	60,300
Contract charges	(21,756)	(24,465)	(168,769)	(197,683)	(70,879)	(62,566)	(39,016)	(42,333)
Transfers for Contract benefits and terminations	(305,275)	(280,653)	(4,773,590)	(2,762,368)	(1,107,791)	(727,990)	(340,395)	(220,360)
Net increase (decrease) in net assets resulting from Contract transactions	(326,252)	(308,668)	(3,704,424)	(3,286,025)	(2,887,073)	250,577	(426,698)	(196,582)
Net increase (decrease) in net assets	(218,973)	(102,590)	(3,136,847)	(377,988)	431,095	3,309,152	(343,259)	(90,391)
Net Assets:
Beginning of year	1,747,791	1,850,381	26,451,144	26,829,132	10,988,664	7,679,512	3,093,883	3,184,274
End of year	$1,528,818	$1,747,791	$23,314,297	$26,451,144	$11,419,759	$10,988,664	$2,750,624	$3,093,883

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount		BHFTI Schroders Global Multi-Asset Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(264,504)	$187,474	$1,373,259	$1,483,631	$8,966	$12,797
Net realized gains (losses)	(359,605)	(430,821)	(2,271,497)	(2,050,246)	5,935	(21,325)
Change in unrealized gains (losses) on investments	822,398	737,398	1,909,958	4,581,908	131,693	249,038
Net increase (decrease) in net assets resulting from operations	198,289	494,051	1,011,720	4,015,293	146,594	240,510
Contract Transactions:
Purchase payments received from Contract owners	13,926	46,869	132,688	211,242	—	8,175
Net transfers (including fixed account)	1,709,716	827,781	7,031,592	3,642,428	53,294	3,506
Contract charges	(208,755)	(226,772)	(633,260)	(693,272)	(25,101)	(24,693)
Transfers for Contract benefits and terminations	(4,094,899)	(2,544,512)	(15,370,177)	(9,811,252)	(325,715)	(155,232)
Net increase (decrease) in net assets resulting from Contract transactions	(2,580,012)	(1,896,634)	(8,839,157)	(6,650,854)	(297,522)	(168,244)
Net increase (decrease) in net assets	(2,381,723)	(1,402,583)	(7,827,437)	(2,635,561)	(150,928)	72,266
Net Assets:
Beginning of year	21,556,156	22,958,739	88,622,796	91,258,357	1,942,426	1,870,160
End of year	$19,174,433	$21,556,156	$80,795,359	$88,622,796	$1,791,498	$1,942,426

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount		BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$367,000	$346,857	$210,537	$174,823	$(491,255)	$(504,178)	$(14,489)	$63,612
Net realized gains (losses)	(170,133)	(662,548)	(124,171)	916,113	3,326,721	1,087,455	2,638,128	3,967,789
Change in unrealized gains (losses) on investments	2,669,050	4,111,544	2,727,844	2,384,957	196,877	6,146,107	(29,959)	(1,438,479)
Net increase (decrease) in net assets resulting from operations	2,865,917	3,795,853	2,814,210	3,475,893	3,032,343	6,729,384	2,593,680	2,592,922
Contract Transactions:
Purchase payments received from Contract owners	3,294	55,421	12,605	28,625	46,556	96,187	66,470	116,876
Net transfers (including fixed account)	(772,704)	(167,510)	(293,877)	176,212	(821,612)	(19,602)	(266,231)	(964,544)
Contract charges	(364,237)	(385,948)	(297,215)	(307,271)	(251,167)	(280,365)	(155,951)	(185,084)
Transfers for Contract benefits and terminations	(5,187,079)	(3,049,675)	(3,437,525)	(2,595,415)	(7,338,696)	(5,223,790)	(6,574,105)	(3,775,224)
Net increase (decrease) in net assets resulting from Contract transactions	(6,320,726)	(3,547,712)	(4,016,012)	(2,697,849)	(8,364,919)	(5,427,570)	(6,929,817)	(4,807,976)
Net increase (decrease) in net assets	(3,454,809)	248,141	(1,201,802)	778,044	(5,332,576)	1,301,814	(4,336,137)	(2,215,054)
Net Assets:
Beginning of year	32,379,081	32,130,940	26,296,832	25,518,788	40,718,813	39,416,999	31,764,124	33,979,178
End of year	$28,924,272	$32,379,081	$25,095,030	$26,296,832	$35,386,237	$40,718,813	$27,427,987	$31,764,124

The accompanying notes are an integral part of these financial statements.

	BHFTI Western Asset Management Government Income Subaccount		BHFTII Baillie Gifford International Stock Subaccount		BHFTII BlackRock Bond Income Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$23,463	$28,577	$(118,739)	$(22,191)	$942,231	$612,375
Net realized gains (losses)	(134,089)	(169,580)	1,097,671	(391,347)	(1,020,611)	(892,761)
Change in unrealized gains (losses) on investments	77,658	185,271	(304,986)	3,605,306	104,266	1,839,659
Net increase (decrease) in net assets resulting from operations	(32,968)	44,268	673,946	3,191,768	25,886	1,559,273
Contract Transactions:
Purchase payments received from Contract owners	3,246	1,858	37,033	56,015	69,843	104,015
Net transfers (including fixed account)	7,705	(79,728)	(140,929)	10,829	2,710,954	1,263,159
Contract charges	(18,958)	(24,227)	(77,551)	(89,181)	(191,651)	(215,193)
Transfers for Contract benefits and terminations	(162,267)	(551,872)	(2,922,436)	(2,331,893)	(6,479,217)	(4,355,978)
Net increase (decrease) in net assets resulting from Contract transactions	(170,274)	(653,969)	(3,103,883)	(2,354,230)	(3,890,071)	(3,203,997)
Net increase (decrease) in net assets	(203,242)	(609,701)	(2,429,937)	837,538	(3,864,185)	(1,644,724)
Net Assets:
Beginning of year	1,553,448	2,163,149	20,378,051	19,540,513	36,801,994	38,446,718
End of year	$1,350,206	$1,553,448	$17,948,114	$20,378,051	$32,937,809	$36,801,994

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount		BHFTII Brighthouse Asset Allocation 40 Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(915,695)	$(753,270)	$662,567	$27,576	$290,333	$494,498	$516,685	$1,133,885
Net realized gains (losses)	6,556,601	333,735	147,658	64,292	(600,583)	(291,395)	(727,568)	1,081,658
Change in unrealized gains (losses) on investments	12,604,923	22,449,930	(254,185)	479,246	824,711	1,166,902	2,354,793	2,279,543
Net increase (decrease) in net assets resulting from operations	18,245,829	22,030,395	556,040	571,114	514,461	1,370,005	2,143,910	4,495,086
Contract Transactions:
Purchase payments received from Contract owners	209,366	102,132	54,201	45,873	12,060	93,178	20,780	—
Net transfers (including fixed account)	(998,417)	(1,054,020)	6,076,626	410,285	153,842	(168,176)	(326,607)	503,835
Contract charges	(148,884)	(157,040)	(145,997)	(142,381)	(259,531)	(291,231)	(505,130)	(558,154)
Transfers for Contract benefits and terminations	(10,088,132)	(5,298,325)	(7,294,139)	(2,202,027)	(4,414,287)	(3,749,705)	(6,653,317)	(8,363,259)
Net increase (decrease) in net assets resulting from Contract transactions	(11,026,067)	(6,407,253)	(1,309,309)	(1,888,250)	(4,507,916)	(4,115,934)	(7,464,274)	(8,417,578)
Net increase (decrease) in net assets	7,219,762	15,623,142	(753,269)	(1,317,136)	(3,993,455)	(2,745,929)	(5,320,364)	(3,922,492)
Net Assets:
Beginning of year	64,236,676	48,613,534	16,322,299	17,639,435	20,995,658	23,741,587	49,440,347	53,362,839
End of year	$71,456,438	$64,236,676	$15,569,030	$16,322,299	$17,002,203	$20,995,658	$44,119,983	$49,440,347

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount		BHFTII Brighthouse/Artisan Mid Cap Value Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,286,273	$4,307,997	$470,299	$7,137,122	$(113,467)	$(349,876)
Net realized gains (losses)	707,970	14,267,635	5,531,701	40,894,654	5,188,180	7,651,712
Change in unrealized gains (losses) on investments	12,490,985	7,829,337	30,646,319	10,772,242	(2,936,823)	1,986,551
Net increase (decrease) in net assets resulting from operations	14,485,228	26,404,969	36,648,319	58,804,018	2,137,890	9,288,387
Contract Transactions:
Purchase payments received from Contract owners	376,485	793,377	365,703	677,789	151,575	251,866
Net transfers (including fixed account)	(2,926,753)	(356,629)	(7,023,254)	(250,138)	(183,892)	(806,819)
Contract charges	(2,395,267)	(2,549,520)	(4,124,480)	(4,350,050)	(198,292)	(228,338)
Transfers for Contract benefits and terminations	(35,195,738)	(27,432,979)	(61,329,588)	(39,418,216)	(9,333,460)	(6,887,734)
Net increase (decrease) in net assets resulting from Contract transactions	(40,141,273)	(29,545,751)	(72,111,619)	(43,340,615)	(9,564,069)	(7,671,025)
Net increase (decrease) in net assets	(25,656,045)	(3,140,782)	(35,463,300)	15,463,403	(7,426,179)	1,617,362
Net Assets:
Beginning of year	230,572,431	233,713,213	408,293,753	392,830,350	61,448,309	59,830,947
End of year	$204,916,386	$230,572,431	$372,830,453	$408,293,753	$54,022,130	$61,448,309

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII Brighthouse/Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$27,750	$41,726	$5,943	$(11,283)	$(77,862)	$(81,214)	$(236,161)	$(205,596)
Net realized gains (losses)	303,993	(45,339)	5,681,108	15,244,697	(189,128)	(242,639)	2,505,373	(865,401)
Change in unrealized gains (losses) on investments	493,481	1,027,179	4,621,822	(6,814,893)	1,257,492	1,311,836	2,148,593	7,508,216
Net increase (decrease) in net assets resulting from operations	825,224	1,023,566	10,308,873	8,418,521	990,502	987,983	4,417,805	6,437,219
Contract Transactions:
Purchase payments received from Contract owners	9,346	77,474	509,882	437,619	5,982	17,457	15,969	31,328
Net transfers (including fixed account)	183,796	283,515	(253,160)	(1,971,450)	(133,077)	19,490	(674,604)	(1,058,917)
Contract charges	(48,945)	(46,000)	(576,532)	(658,049)	(44,203)	(51,363)	(106,931)	(110,310)
Transfers for Contract benefits and terminations	(1,700,866)	(793,868)	(23,520,259)	(16,353,676)	(1,240,032)	(564,371)	(3,321,528)	(2,126,515)
Net increase (decrease) in net assets resulting from Contract transactions	(1,556,669)	(478,879)	(23,840,069)	(18,545,556)	(1,411,330)	(578,787)	(4,087,094)	(3,264,414)
Net increase (decrease) in net assets	(731,445)	544,687	(13,531,196)	(10,127,035)	(420,828)	409,196	330,711	3,172,805
Net Assets:
Beginning of year	7,136,917	6,592,230	146,964,241	157,091,276	6,691,762	6,282,566	16,904,385	13,731,580
End of year	$6,405,472	$7,136,917	$133,433,045	$146,964,241	$6,270,934	$6,691,762	$17,235,096	$16,904,385

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Core Subaccount		BHFTII Loomis Sayles Small Cap Growth Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(591,082)	$(557,381)	$(148,562)	$(147,886)	$374,021	$338,128
Net realized gains (losses)	3,506,039	1,770,104	(32,302)	(452,638)	(828,842)	(506,133)
Change in unrealized gains (losses) on investments	1,667,845	5,520,066	1,627,525	1,744,415	318,052	1,000,817
Net increase (decrease) in net assets resulting from operations	4,582,802	6,732,789	1,446,661	1,143,891	(136,769)	832,812
Contract Transactions:
Purchase payments received from Contract owners	71,736	82,830	33,962	19,046	76,725	22,880
Net transfers (including fixed account)	(356,376)	(30,651)	79,061	19,494	2,629,370	1,629,129
Contract charges	(156,390)	(173,819)	(56,183)	(63,467)	(154,565)	(168,712)
Transfers for Contract benefits and terminations	(7,429,828)	(4,835,878)	(1,932,235)	(1,681,034)	(4,208,338)	(2,882,889)
Net increase (decrease) in net assets resulting from Contract transactions	(7,870,858)	(4,957,518)	(1,875,395)	(1,705,961)	(1,656,808)	(1,399,592)
Net increase (decrease) in net assets	(3,288,056)	1,775,271	(428,734)	(562,070)	(1,793,577)	(566,780)
Net Assets:
Beginning of year	47,152,788	45,377,517	11,597,058	12,159,128	23,666,712	24,233,492
End of year	$43,864,732	$47,152,788	$11,168,324	$11,597,058	$21,873,135	$23,666,712

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII MetLife Mid Cap Stock Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(38,500)	$(47,673)	$363,248	$228,944	$3,329	$(35,139)	$(129,445)	$(22,501)
Net realized gains (losses)	2,128,853	1,861,405	1,050,802	361,316	1,323,064	283,641	8,583,751	5,567,501
Change in unrealized gains (losses) on investments	1,060,799	1,943,946	(906,311)	2,653,004	916,336	3,171,198	4,518,029	6,913,514
Net increase (decrease) in net assets resulting from operations	3,151,152	3,757,678	507,739	3,243,264	2,242,729	3,419,700	12,972,335	12,458,514
Contract Transactions:
Purchase payments received from Contract owners	14,341	19,667	83,368	28,002	18,180	14,721	48,154	230,218
Net transfers (including fixed account)	(539,074)	7,863	946,644	(805,439)	(252,561)	601,720	(1,265,607)	64,241
Contract charges	(185,126)	(193,781)	(128,995)	(149,527)	(138,744)	(148,001)	(395,839)	(396,670)
Transfers for Contract benefits and terminations	(5,262,282)	(2,811,522)	(3,925,112)	(2,175,349)	(4,831,287)	(2,667,304)	(10,670,672)	(6,921,882)
Net increase (decrease) in net assets resulting from Contract transactions	(5,972,141)	(2,977,773)	(3,024,095)	(3,102,313)	(5,204,412)	(2,198,864)	(12,283,964)	(7,024,093)
Net increase (decrease) in net assets	(2,820,989)	779,905	(2,516,356)	140,951	(2,961,683)	1,220,836	688,371	5,434,421
Net Assets:
Beginning of year	28,373,173	27,593,268	21,631,082	21,490,131	25,040,221	23,819,385	60,390,084	54,955,663
End of year	$25,552,184	$28,373,173	$19,114,726	$21,631,082	$22,078,538	$25,040,221	$61,078,455	$60,390,084

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$267,937	$171,219	$298,477	$321,982	$(676,655)	$(688,960)
Net realized gains (losses)	1,219,314	1,159,704	6,398,370	8,071,753	5,795,644	5,073,700
Change in unrealized gains (losses) on investments	11,296	766,841	762,791	(3,810,154)	(1,107,287)	2,725,929
Net increase (decrease) in net assets resulting from operations	1,498,547	2,097,764	7,459,638	4,583,581	4,011,702	7,110,669
Contract Transactions:
Purchase payments received from Contract owners	858,884	58,719	270,886	101,268	62,915	178,681
Net transfers (including fixed account)	259,922	167,129	(385,441)	368,941	42,732	(159,939)
Contract charges	(88,462)	(95,721)	(387,659)	(422,593)	(205,134)	(237,636)
Transfers for Contract benefits and terminations	(4,305,344)	(4,570,995)	(12,701,486)	(8,583,950)	(9,494,516)	(6,990,081)
Net increase (decrease) in net assets resulting from Contract transactions	(3,275,000)	(4,440,868)	(13,203,700)	(8,536,334)	(9,594,003)	(7,208,975)
Net increase (decrease) in net assets	(1,776,453)	(2,343,104)	(5,744,062)	(3,952,753)	(5,582,301)	(98,306)
Net Assets:
Beginning of year	24,840,436	27,183,540	74,131,616	78,084,369	55,008,213	55,106,519
End of year	$23,063,983	$24,840,436	$68,387,554	$74,131,616	$49,425,912	$55,008,213

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2024 and 2023

	BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount
	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(559,331)	$(515,893)	$(209,808)	$(209,029)
Net realized gains (losses)	4,177,490	(956,631)	990,461	126,224
Change in unrealized gains (losses) on investments	7,354,496	16,433,170	1,130,971	3,063,891
Net increase (decrease) in net assets resulting from operations	10,972,655	14,960,646	1,911,624	2,981,086
Contract Transactions:
Purchase payments received from Contract owners	102,678	147,431	14,681	40,176
Net transfers (including fixed account)	(1,918,280)	(1,901,645)	(647,997)	559,723
Contract charges	(287,012)	(296,944)	(136,817)	(145,468)
Transfers for Contract benefits and terminations	(8,321,882)	(4,998,067)	(4,143,562)	(1,611,281)
Net increase (decrease) in net assets resulting from Contract transactions	(10,424,496)	(7,049,225)	(4,913,695)	(1,156,850)
Net increase (decrease) in net assets	548,159	7,911,421	(3,002,071)	1,824,236
Net Assets:
Beginning of year	43,162,549	35,251,128	17,561,026	15,736,790
End of year	$43,710,708	$43,162,549	$14,558,955	$17,561,026

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount		BHFTII Western Asset Management U.S. Government Subaccount
	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,657,965	$3,302,957	$368,887	$210,283
Net realized gains (losses)	(2,038,760)	(1,430,569)	(640,974)	(620,422)
Change in unrealized gains (losses) on investments	332,815	2,985,283	473,917	1,194,613
Net increase (decrease) in net assets resulting from operations	1,952,020	4,857,671	201,830	784,474
Contract Transactions:
Purchase payments received from Contract owners	495,177	314,069	105,485	130,409
Net transfers (including fixed account)	1,698,677	1,040,683	1,727,530	1,290,660
Contract charges	(298,795)	(336,856)	(131,772)	(147,801)
Transfers for Contract benefits and terminations	(12,089,722)	(7,034,166)	(4,449,352)	(3,599,824)
Net increase (decrease) in net assets resulting from Contract transactions	(10,194,663)	(6,016,270)	(2,748,109)	(2,326,556)
Net increase (decrease) in net assets	(8,242,643)	(1,158,599)	(2,546,279)	(1,542,082)
Net Assets:
Beginning of year	64,437,442	65,596,041	24,394,840	25,936,922
End of year	$56,194,799	$64,437,442	$21,848,561	$24,394,840
The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

New England Variable Annuity Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on July 1, 1994 to support the Company's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Massachusetts Division of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund or portfolio (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds®")
Brighthouse Funds Trust I ("BHFTI")*
Brighthouse Funds Trust II ("BHFTII")*

*See Note 4 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and assets and distinguished from the Company's other liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2.  LIST OF SUBACCOUNTS

Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2024:

American Funds® Global Small Capitalization Subaccount
American Funds® Growth Subaccount
American Funds® Growth-Income Subaccount
American Funds® The Bond Fund of America Subaccount
BHFTI AB Global Dynamic Allocation Subaccount
BHFTI American Funds® Balanced Allocation Subaccount
BHFTI American Funds® Growth Allocation Subaccount
BHFTI American Funds® Moderate Allocation Subaccount
BHFTI BlackRock Global Tactical Strategies Subaccount
BHFTI Brighthouse Asset Allocation 100 Subaccount
BHFTI Brighthouse Balanced Plus Subaccount
BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount
BHFTI Brighthouse/Wellington Large Cap Research Subaccount
BHFTI CBRE Global Real Estate Subaccount
BHFTI Harris Oakmark International Subaccount (a)
BHFTI Invesco Balanced-Risk Allocation Subaccount
BHFTI Invesco Global Equity Subaccount
BHFTI Invesco Small Cap Growth Subaccount
BHFTI JPMorgan Global Active Allocation Subaccount
BHFTI Loomis Sayles Global Allocation Subaccount
BHFTI Loomis Sayles Growth Subaccount (a)
BHFTI MetLife Multi-Index Targeted Risk Subaccount
BHFTI MFS® Research International Subaccount
BHFTI Morgan Stanley Discovery Subaccount
BHFTI PanAgora Global Diversified Risk Subaccount
BHFTI PIMCO Inflation Protected Bond Subaccount
BHFTI PIMCO Total Return Subaccount
BHFTI Schroders Global Multi-Asset Subaccount
BHFTI SSGA Growth and Income ETF Subaccount
BHFTI SSGA Growth ETF Subaccount
BHFTI T. Rowe Price Mid Cap Growth Subaccount
BHFTI Victory Sycamore Mid Cap Value Subaccount
BHFTI Western Asset Management Government Income Subaccount
BHFTII Baillie Gifford International Stock Subaccount (a)
BHFTII BlackRock Bond Income Subaccount (a)

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS — (Concluded)

BHFTII BlackRock Capital Appreciation Subaccount (a)
BHFTII BlackRock Ultra-Short Term Bond Subaccount (a)
BHFTII Brighthouse Asset Allocation 20 Subaccount
BHFTII Brighthouse Asset Allocation 40 Subaccount
BHFTII Brighthouse Asset Allocation 60 Subaccount
BHFTII Brighthouse Asset Allocation 80 Subaccount
BHFTII Brighthouse/Artisan Mid Cap Value Subaccount (a)
BHFTII Brighthouse/Wellington Balanced Subaccount
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount (a)
BHFTII Frontier Mid Cap Growth Subaccount
BHFTII Jennison Growth Subaccount (a)
BHFTII Loomis Sayles Small Cap Core Subaccount (a)
BHFTII Loomis Sayles Small Cap Growth Subaccount
BHFTII MetLife Aggregate Bond Index Subaccount
BHFTII MetLife Mid Cap Stock Index Subaccount
BHFTII MetLife MSCI EAFE® Index Subaccount
BHFTII MetLife Russell 2000® Index Subaccount
BHFTII MetLife Stock Index Subaccount
BHFTII MFS® Total Return Subaccount (a)
BHFTII MFS® Value Subaccount (a)
BHFTII Neuberger Berman Genesis Subaccount (a)
BHFTII T. Rowe Price Large Cap Growth Subaccount
BHFTII T. Rowe Price Small Cap Growth Subaccount
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount (a)
BHFTII Western Asset Management U.S. Government Subaccount (a)

(a)  This Subaccount may invest in two or more share classes within the underlying fund or portfolio of the Trusts.

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Subaccount's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Accounting Standards Codification Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.5 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Subaccounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

Net Transfers

Assets transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Disclosure

The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures ("ASU 2023-07") during the period. The Separate Account's adoption of the new standard impacted financial statement disclosures only and did not affect the Subaccount's financial position or results of operations.

Each Subaccount of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker ("CODM") oversees the activities of the Separate Account using information of each Subaccount. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by the Company to support the liabilities of the applicable insurance contracts. The Subaccounts have identified the Chief Executive Officer of the Company as the CODM.

The CODM uses Increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Subaccounts within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the Statements of Assets and Liabilities as net assets. Refer to the Statements of Operations and Changes in Net Assets and related notes for each Subaccount's operating segment significant expenses. All assets and revenue are generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Earnings Preservation Benefit — For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2024:

Mortality and Expense Risk	1.15	% - 2.20%
Administrative	0.10%
Earnings Preservation Benefit	0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee the periodic return on the investment for life.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee the period return on the investment.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the Company will guarantee the highest value on any contract anniversary.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2024:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.80%
Guaranteed Withdrawal Benefit	0.50	% - 0.95%
Guaranteed Minimum Income Benefit	0.50	% - 1.50%
Enhanced Death Benefit	0.75	% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - 1.00%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $30 is assessed on an annual basis. For certain Contracts with a value of $50,000 or greater, or for certain other Contracts with a value of $25,000 or greater if net deposits of at least $1,000 are made during the year, this charge may be waived. Some Contracts do not assess this charge for annuitization. In addition, Contracts impose a surrender charge which ranges from 0% - 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Small Capitalization Subaccount	2,577,445	50,679,248	2,981,323	9,981,484
American Funds® Growth Subaccount	1,756,382	128,148,344	7,191,587	70,681,915
American Funds® Growth-Income Subaccount	1,648,380	72,853,763	7,176,256	32,498,128
American Funds® The Bond Fund of America Subaccount	1,599,603	16,985,042	1,343,291	2,607,895
BHFTI AB Global Dynamic Allocation Subaccount	120,976	1,334,014	18,072	281,091
BHFTI American Funds® Balanced Allocation Subaccount	10,320,776	92,961,609	5,578,342	20,717,602
BHFTI American Funds® Growth Allocation Subaccount	26,541,237	228,464,578	15,962,752	52,181,960
BHFTI American Funds® Moderate Allocation Subaccount	5,867,296	52,603,085	3,013,944	12,475,406
BHFTI BlackRock Global Tactical Strategies Subaccount	247,565	2,467,390	42,782	670,795
BHFTI Brighthouse Asset Allocation 100 Subaccount	1,228,183	13,457,820	647,728	2,738,952
BHFTI Brighthouse Balanced Plus Subaccount	1,285,111	13,645,981	486,633	2,706,704
BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount	553,679	5,135,347	620,043	1,159,872
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	590,302	7,483,456	935,196	2,959,488
BHFTI CBRE Global Real Estate Subaccount	1,884,788	21,888,633	1,031,658	5,086,036
BHFTI Harris Oakmark International Subaccount	3,737,456	48,590,994	2,564,519	10,575,705
BHFTI Invesco Balanced-Risk Allocation Subaccount	181,260	1,721,049	38,193	551,844
BHFTI Invesco Global Equity Subaccount	519,586	10,808,822	1,821,798	4,306,464
BHFTI Invesco Small Cap Growth Subaccount	716,280	7,116,749	207,999	891,050
BHFTI JPMorgan Global Active Allocation Subaccount	192,506	2,169,092	123,938	517,943
BHFTI Loomis Sayles Global Allocation Subaccount	250,165	3,736,701	363,970	975,127
BHFTI Loomis Sayles Growth Subaccount	2,165,869	27,790,709	4,590,361	12,179,783
BHFTI MetLife Multi-Index Targeted Risk Subaccount	141,956	1,661,035	40,336	347,808
BHFTI MFS® Research International Subaccount	1,974,132	22,256,404	1,866,572	4,809,344
BHFTI Morgan Stanley Discovery Subaccount	2,091,582	16,543,372	753,730	3,775,540
BHFTI PanAgora Global Diversified Risk Subaccount	450,200	3,726,258	34,856	487,225
BHFTI PIMCO Inflation Protected Bond Subaccount	1,993,201	20,800,794	1,206,952	4,051,441
BHFTI PIMCO Total Return Subaccount	8,355,282	94,126,856	6,176,682	13,642,600
BHFTI Schroders Global Multi-Asset Subaccount	145,893	1,700,970	88,730	377,262
BHFTI SSGA Growth and Income ETF Subaccount	2,705,743	28,870,836	1,117,298	7,071,017
BHFTI SSGA Growth ETF Subaccount	2,304,425	24,845,527	677,050	4,482,528
BHFTI T. Rowe Price Mid Cap Growth Subaccount	4,631,741	39,691,057	4,448,061	9,052,606
BHFTI Victory Sycamore Mid Cap Value Subaccount	1,441,318	25,440,100	2,634,001	7,641,585
BHFTI Western Asset Management Government Income Subaccount	151,717	1,544,161	858,214	1,005,015
BHFTII Baillie Gifford International Stock Subaccount	1,788,719	19,190,819	1,794,546	3,762,498
BHFTII BlackRock Bond Income Subaccount	374,046	38,780,445	3,097,283	6,045,097
BHFTII BlackRock Capital Appreciation Subaccount	1,635,486	54,378,789	6,300,707	13,981,941
BHFTII BlackRock Ultra-Short Term Bond Subaccount	150,782	15,272,047	7,093,837	7,740,563
BHFTII Brighthouse Asset Allocation 20 Subaccount	1,782,216	19,025,330	810,722	5,028,268
BHFTII Brighthouse Asset Allocation 40 Subaccount	4,488,310	48,183,380	1,279,041	8,149,448
BHFTII Brighthouse Asset Allocation 60 Subaccount	19,991,851	217,067,056	8,252,051	43,409,216
BHFTII Brighthouse Asset Allocation 80 Subaccount	32,877,471	378,432,235	13,872,364	77,557,049
BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	273,593	56,141,220	6,889,055	11,244,033
BHFTII Brighthouse/Wellington Balanced Subaccount	332,071	6,053,149	972,067	2,270,763
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	4,607,813	131,660,007	8,846,443	27,568,390
BHFTII Frontier Mid Cap Growth Subaccount	284,405	6,586,864	100,340	1,589,463
BHFTII Jennison Growth Subaccount	1,081,247	15,196,379	3,151,564	5,357,835
BHFTII Loomis Sayles Small Cap Core Subaccount	192,251	42,348,324	3,621,076	8,783,831
BHFTII Loomis Sayles Small Cap Growth Subaccount	1,107,992	11,430,406	258,864	2,156,323
BHFTII MetLife Aggregate Bond Index Subaccount	2,406,312	24,854,862	4,575,830	5,858,696
BHFTII MetLife Mid Cap Stock Index Subaccount	1,465,162	22,720,542	2,222,960	6,770,183
BHFTII MetLife MSCI EAFE® Index Subaccount	1,331,127	16,564,615	2,114,275	4,576,702
BHFTII MetLife Russell 2000® Index Subaccount	1,248,798	19,929,658	1,686,149	6,034,995

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII MetLife Stock Index Subaccount	933,640	44,247,420	9,257,796	17,587,421
BHFTII MFS® Total Return Subaccount	155,311	22,973,441	2,012,166	3,841,329
BHFTII MFS® Value Subaccount	5,019,431	72,053,421	9,085,668	15,116,610
BHFTII Neuberger Berman Genesis Subaccount	2,810,721	47,763,235	6,053,866	11,131,506
BHFTII T. Rowe Price Large Cap Growth Subaccount	1,814,485	35,010,920	3,478,302	11,886,689
BHFTII T. Rowe Price Small Cap Growth Subaccount	798,638	14,402,319	1,271,450	5,435,103
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	5,323,811	65,510,508	5,863,748	12,400,475
BHFTII Western Asset Management U.S. Government Subaccount	2,096,878	24,290,266	3,047,474	5,426,674

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS
For the years ended December 31, 2024 and 2023:

	American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	9,644,842	10,561,397	3,248,449	3,719,662	3,307,201	3,878,936
Units issued and transferred from other funding options	533,085	584,992	55,304	132,671	46,665	70,115
Units redeemed and transferred to other funding options	(2,098,810)	(1,501,547)	(869,368)	(603,884)	(785,525)	(641,850)
Units end of year	8,079,117	9,644,842	2,434,385	3,248,449	2,568,341	3,307,201
	BHFTI American Funds® Growth Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock Global Tactical Strategies Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	10,768,726	11,866,010	3,145,958	3,653,106	193,611	225,177
Units issued and transferred from other funding options	217,728	99,978	47,620	85,616	984	2,401
Units redeemed and transferred to other funding options	(1,990,099)	(1,197,262)	(622,639)	(592,764)	(42,787)	(33,967)
Units end of year	8,996,355	10,768,726	2,570,939	3,145,958	151,808	193,611
	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	380,959	429,546	1,030,230	1,113,125	16,384,669	18,877,891
Units issued and transferred from other funding options	15,558	23,623	55,211	88,087	1,441,214	814,393
Units redeemed and transferred to other funding options	(105,425)	(72,210)	(248,199)	(170,982)	(3,952,838)	(3,307,615)
Units end of year	291,092	380,959	837,242	1,030,230	13,873,045	16,384,669
	BHFTI JPMorgan Global Active Allocation Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,466,123	2,061,382	170,587	213,956	13,180,710	16,004,542
Units issued and transferred from other funding options	78,451	86,482	6,211	4,888	529,394	688,433
Units redeemed and transferred to other funding options	(315,067)	(681,741)	(35,212)	(48,257)	(3,559,912)	(3,512,265)
Units end of year	1,229,507	1,466,123	141,586	170,587	10,150,192	13,180,710

	American Funds® The Bond Fund of America Subaccount		BHFTI AB Global Dynamic Allocation Subaccount		BHFTI American Funds® Balanced Allocation Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	908,187	882,928	97,224	107,543	4,937,513	5,361,289
Units issued and transferred from other funding options	107,814	145,789	243	252	94,979	192,124
Units redeemed and transferred to other funding options	(198,545)	(120,530)	(17,627)	(10,571)	(913,525)	(615,900)
Units end of year	817,456	908,187	79,840	97,224	4,118,967	4,937,513
	BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Balanced Plus Subaccount		BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	496,081	597,780	804,307	915,612	532,638	549,363
Units issued and transferred from other funding options	4,267	4,414	17,933	29,081	63,430	91,507
Units redeemed and transferred to other funding options	(84,800)	(106,113)	(155,780)	(140,386)	(128,912)	(108,232)
Units end of year	415,548	496,081	666,460	804,307	467,156	532,638
	BHFTI Invesco Balanced-Risk Allocation Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,398,581	1,821,294	283,945	334,300	1,155,740	1,207,460
Units issued and transferred from other funding options	13,382	19,305	271,125	13,354	54,515	111,400
Units redeemed and transferred to other funding options	(373,376)	(442,018)	(333,801)	(63,709)	(177,399)	(163,120)
Units end of year	1,038,587	1,398,581	221,269	283,945	1,032,856	1,155,740
	BHFTI MetLife Multi-Index Targeted Risk Subaccount		BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	113,551	135,010	11,176,217	12,634,484	2,663,190	2,588,368
Units issued and transferred from other funding options	66	111	783,754	563,784	214,043	558,437
Units redeemed and transferred to other funding options	(20,044)	(21,570)	(2,257,162)	(2,022,051)	(856,594)	(483,615)
Units end of year	93,573	113,551	9,702,809	11,176,217	2,020,639	2,663,190

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTI PanAgora Global Diversified Risk Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,700,567	2,875,265	1,349,966	1,470,696	48,521,237	52,332,061
Units issued and transferred from other funding options	50,365	102,578	153,860	137,208	5,046,413	3,960,995
Units redeemed and transferred to other funding options	(415,481)	(277,276)	(311,832)	(257,938)	(9,802,530)	(7,771,819)
Units end of year	2,335,451	2,700,567	1,191,994	1,349,966	43,765,120	48,521,237
	BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTI Western Asset Management Government Income Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	10,958,737	12,550,739	4,765,085	5,530,013	150,302	215,567
Units issued and transferred from other funding options	270,794	588,905	143,666	212,527	83,407	19,194
Units redeemed and transferred to other funding options	(2,399,483)	(2,180,907)	(1,105,381)	(977,455)	(101,656)	(84,459)
Units end of year	8,830,048	10,958,737	3,803,370	4,765,085	132,053	150,302
	BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount		BHFTII Brighthouse Asset Allocation 40 Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	7,223,725	8,072,596	1,258,191	1,515,003	2,493,478	2,936,629
Units issued and transferred from other funding options	3,442,142	1,782,738	55,695	32,177	17,431	96,042
Units redeemed and transferred to other funding options	(4,012,959)	(2,631,609)	(319,300)	(288,989)	(381,738)	(539,193)
Units end of year	6,652,908	7,223,725	994,586	1,258,191	2,129,171	2,493,478
	BHFTII Brighthouse/ Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	68,292	73,354	13,464,819	15,259,982	50,743	55,303
Units issued and transferred from other funding options	6,979	4,884	431,651	444,460	1,301	1,888
Units redeemed and transferred to other funding options	(20,409)	(9,946)	(2,475,876)	(2,239,623)	(10,971)	(6,448)
Units end of year	54,862	68,292	11,420,594	13,464,819	41,073	50,743

	BHFTI Schroders Global Multi-Asset Subaccount		BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,271,844	1,391,218	1,465,610	1,637,383	1,090,503	1,210,719
Units issued and transferred from other funding options	37,546	11,207	17,831	23,595	8,892	9,813
Units redeemed and transferred to other funding options	(227,203)	(130,581)	(287,587)	(195,368)	(165,283)	(130,029)
Units end of year	1,082,187	1,271,844	1,195,854	1,465,610	934,112	1,090,503
	BHFTII Baillie Gifford International Stock Subaccount		BHFTII BlackRock Bond Income Subaccount		BHFTII BlackRock Capital Appreciation Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	9,927,272	11,126,175	5,739,155	6,245,144	5,017,214	5,599,262
Units issued and transferred from other funding options	361,339	673,276	536,284	436,350	179,365	111,228
Units redeemed and transferred to other funding options	(1,807,468)	(1,872,179)	(1,132,978)	(942,339)	(907,876)	(693,276)
Units end of year	8,481,143	9,927,272	5,142,461	5,739,155	4,288,703	5,017,214
	BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount		BHFTII Brighthouse/Artisan Mid Cap Value Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	9,871,322	11,220,579	15,168,290	16,906,604	7,553,739	8,591,713
Units issued and transferred from other funding options	74,130	180,873	67,404	99,485	229,041	159,668
Units redeemed and transferred to other funding options	(1,711,712)	(1,530,130)	(2,576,248)	(1,837,799)	(1,359,392)	(1,197,642)
Units end of year	8,233,740	9,871,322	12,659,446	15,168,290	6,423,388	7,553,739
	BHFTII Jennison Growth Subaccount		BHFTII Loomis Sayles Small Cap Core Subaccount		BHFTII Loomis Sayles Small Cap Growth Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	6,503,765	7,972,057	4,434,865	4,943,724	3,385,902	3,904,971
Units issued and transferred from other funding options	468,773	413,805	78,733	150,590	106,454	124,478
Units redeemed and transferred to other funding options	(1,812,557)	(1,882,097)	(767,817)	(659,449)	(609,291)	(643,547)
Units end of year	5,159,981	6,503,765	3,745,781	4,434,865	2,883,065	3,385,902

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2024 and 2023:

	BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	14,290,443	15,182,161	5,376,080	5,975,752	10,730,134	12,377,622
Units issued and transferred from other funding options	3,264,808	1,487,987	190,772	209,062	967,852	214,436
Units redeemed and transferred to other funding options	(4,263,857)	(2,379,705)	(1,235,459)	(808,734)	(2,366,907)	(1,861,924)
Units end of year	13,291,394	14,290,443	4,331,393	5,376,080	9,331,079	10,730,134
	BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	17,635,405	19,871,364	10,664,594	12,157,005	7,143,975	8,513,913
Units issued and transferred from other funding options	702,450	917,793	338,368	327,465	255,057	451,423
Units redeemed and transferred to other funding options	(3,767,957)	(3,153,752)	(2,089,933)	(1,819,876)	(1,736,642)	(1,821,361)
Units end of year	14,569,898	17,635,405	8,913,029	10,664,594	5,662,390	7,143,975

	BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	5,398,798	5,900,857	3,936,074	4,437,145	1,748,181	2,066,456
Units issued and transferred from other funding options	256,437	428,728	407,657	266,035	52,679	91,323
Units redeemed and transferred to other funding options	(1,306,575)	(930,787)	(1,089,885)	(767,106)	(324,286)	(409,598)
Units end of year	4,348,660	5,398,798	3,253,846	3,936,074	1,476,574	1,748,181
	BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount		BHFTII Western Asset Management U.S. Government Subaccount
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,754,126	2,955,055	18,319,594	20,094,966	13,507,559	14,832,755
Units issued and transferred from other funding options	82,664	186,660	1,346,713	949,778	1,853,076	1,338,140
Units redeemed and transferred to other funding options	(790,977)	(387,589)	(4,176,573)	(2,725,150)	(3,351,176)	(2,663,336)
Units end of year	2,045,813	2,754,126	15,489,734	18,319,594	12,009,459	13,507,559

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7. FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2024:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2024	8,079,117	4.42 - 5.62	43,945,191	1.06	1.15 - 2.05	(0.01) - 0.95
Small Capitalization	2023	9,644,842	4.42 - 5.57	52,122,258	0.26	1.15 - 2.05	13.54 - 14.62
Subaccount	2022	10,561,397	3.90 - 4.87	49,903,863	—	1.15 - 2.05	(31.16) - (30.50)
	2021	10,892,709	5.66 - 7.00	74,183,399	—	1.15 - 2.05	4.31 - 5.31
	2020	12,962,606	5.43 - 6.65	84,013,424	0.17	1.15 - 2.05	26.77 - 27.98
American Funds® Growth	2024	2,434,385	67.34 - 95.35	220,935,012	0.32	1.15 - 2.00	28.67 - 29.85
Subaccount	2023	3,248,449	51.30 - 73.47	227,863,290	0.35	1.15 - 2.05	35.35 - 36.63
	2022	3,719,662	37.90 - 53.80	191,414,070	0.32	1.15 - 2.05	(31.53) - (30.88)
	2021	4,042,488	55.36 - 77.87	301,244,492	0.21	1.15 - 2.05	19.22 - 20.35
	2020	5,110,531	46.44 - 64.73	317,183,725	0.32	1.15 - 2.05	48.62 - 50.04
American Funds®	2024	2,568,341	32.71 - 46.32	112,715,999	1.04	1.15 - 2.00	21.44 - 22.55
Growth-Income Subaccount	2023	3,307,201	25.88 - 37.81	118,864,443	1.33	1.15 - 2.10	23.22 - 24.45
	2022	3,878,936	21.00 - 30.40	112,258,882	1.23	1.15 - 2.10	(18.43) - (17.61)
	2021	4,523,902	25.75 - 36.92	159,182,449	1.08	1.15 - 2.10	21.21 - 22.43
	2020	5,579,849	21.24 - 30.17	160,664,482	1.35	1.15 - 2.10	10.90 - 12.02
American Funds® The Bond	2024	817,456	14.39 - 18.46	14,588,246	4.00	1.15 - 2.05	(1.16) - (0.26)
Fund of America Subaccount	2023	908,187	14.55 - 18.50	16,289,950	3.50	1.15 - 2.05	2.64 - 3.56
	2022	882,928	14.18 - 17.87	15,319,531	2.77	1.15 - 2.05	(14.56) - (13.79)
	2021	1,054,446	16.60 - 20.73	21,268,315	1.39	1.15 - 2.05	(2.57) - (1.69)
	2020	1,038,231	17.04 - 21.08	21,279,994	2.07	1.15 - 2.05	7.23 - 8.20
BHFTI AB Global Dynamic	2024	79,840	14.50 - 15.85	1,249,552	1.26	1.15 - 1.80	5.38 - 6.08
Allocation Subaccount	2023	97,224	13.76 - 14.94	1,436,217	2.81	1.15 - 1.80	9.66 - 10.37
	2022	107,543	12.55 - 13.54	1,440,825	4.24	1.15 - 1.80	(21.85) - (21.34)
	2021	140,654	16.06 - 17.21	2,398,511	0.22	1.15 - 1.80	7.33 - 8.03
	2020	156,378	14.96 - 15.93	2,468,738	1.80	1.15 - 1.80	4.19 - 4.87
BHFTI American Funds®	2024	4,118,967	2.34 - 23.75	95,673,515	1.65	1.15 - 1.85	9.53 - 10.31
Balanced Allocation	2023	4,937,513	2.12 - 21.53	104,436,451	2.29	1.15 - 1.85	14.36 - 15.16
Subaccount	2022	5,361,289	1.84 - 18.70	98,437,179	1.41	1.15 - 1.85	(18.29) - (17.71)
	2021	6,018,551	2.24 - 22.72	134,355,919	1.19	1.15 - 1.85	10.09 - 10.86
	2020	7,108,692	2.02 - 20.49	143,302,257	1.70	1.15 - 1.85	13.45 - 14.24
BHFTI American Funds®	2024	8,996,355	2.67 - 27.62	241,525,147	1.19	1.15 - 1.75	12.57 - 13.25
Growth Allocation Subaccount	2023	10,768,726	2.40 - 24.39	255,824,655	2.07	1.15 - 1.75	18.20 - 18.90
	2022	11,866,010	2.02 - 20.51	237,190,262	1.06	1.15 - 1.75	(19.94) - (19.45)
	2021	12,960,629	2.51 - 25.46	325,444,227	0.81	1.15 - 1.75	13.90 - 14.58
	2020	14,920,120	2.19 - 22.22	326,970,698	1.56	1.15 - 1.75	14.89 - 15.59
BHFTI American Funds®	2024	2,570,939	17.83 - 20.38	51,632,087	2.14	1.15 - 1.95	6.99 - 7.86
Moderate Allocation	2023	3,145,958	16.67 - 18.89	58,651,909	2.57	1.15 - 1.95	10.74 - 11.63
Subaccount	2022	3,653,106	15.05 - 16.93	61,081,133	1.67	1.15 - 1.95	(16.27) - (15.60)
	2021	4,091,354	17.97 - 20.06	81,115,484	1.54	1.15 - 1.95	7.52 - 8.39
	2020	4,701,970	16.72 - 18.50	86,028,233	1.90	1.15 - 1.95	10.80 - 11.70

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI BlackRock Global	2024	151,808	14.09 - 15.51	2,322,052	1.50	1.15 - 1.85	3.85 - 4.59
Tactical Strategies	2023	193,611	13.57 - 14.83	2,833,778	3.18	1.15 - 1.85	11.25 - 12.02
Subaccount	2022	225,177	12.20 - 13.24	2,944,175	2.21	1.15 - 1.85	(20.37) - (19.81)
	2021	292,769	15.32 - 16.51	4,784,719	1.36	1.15 - 1.85	7.78 - 8.53
	2020	341,483	14.21 - 15.21	5,147,852	1.55	1.15 - 1.85	2.39 - 3.11
BHFTI Brighthouse Asset	2024	415,548	29.19 - 34.03	13,583,567	0.88	1.15 - 1.85	11.29 - 12.08
Allocation 100 Subaccount	2023	496,081	26.23 - 30.39	14,502,090	2.76	1.15 - 1.85	18.60 - 19.43
	2022	597,780	22.11 - 25.47	14,680,359	1.32	1.15 - 1.85	(21.61) - (21.06)
	2021	664,360	27.28 - 32.30	20,687,884	1.13	1.15 - 2.05	15.73 - 16.78
	2020	737,356	23.58 - 27.69	19,675,984	1.18	1.15 - 2.05	16.49 - 17.55
BHFTI Brighthouse Balanced	2024	666,460	15.75 - 17.33	11,321,783	2.42	1.15 - 1.85	1.84 - 2.56
Plus Subaccount	2023	804,307	15.46 - 16.90	13,344,965	3.20	1.15 - 1.85	7.24 - 7.99
	2022	915,612	14.42 - 15.65	14,095,793	2.46	1.15 - 1.85	(23.24) - (22.70)
	2021	991,323	18.78 - 20.24	19,766,005	2.28	1.15 - 1.85	5.57 - 6.31
	2020	1,072,777	17.79 - 19.04	20,139,478	2.35	1.15 - 1.85	10.45 - 11.23
BHFTI Brighthouse/Franklin	2024	467,156	9.82 - 10.58	4,866,704	3.97	1.15 - 1.70	2.91 - 3.49
Low Duration Total Return	2023	532,638	9.66 - 10.23	5,374,948	3.43	1.15 - 1.70	3.92 - 4.39
Subaccount	2022	549,363	9.29 - 9.80	5,311,076	2.70	1.15 - 1.70	(6.25) - (5.82)
	2021	638,586	9.81 - 10.40	6,564,954	1.87	1.15 - 1.70	(1.41) - (0.87)
	2020	712,946	9.95 - 10.49	7,401,306	2.70	1.15 - 1.70	0.40 - 0.95
BHFTI	2024	291,092	21.51 - 31.92	8,812,954	0.40	1.15 - 2.10	18.87 - 20.01
Brighthouse/Wellington Large	2023	380,959	18.09 - 26.59	9,660,022	0.57	1.15 - 2.10	22.92 - 24.09
Cap Research Subaccount	2022	429,546	14.72 - 21.43	8,782,242	0.43	1.15 - 2.10	(20.82) - (20.07)
	2021	528,570	18.59 - 26.81	13,569,984	0.67	1.15 - 2.10	21.55 - 22.71
	2020	643,567	15.30 - 21.85	13,488,605	0.94	1.15 - 2.10	19.59 - 20.73
BHFTI CBRE Global Real	2024	837,242	19.46 - 23.44	19,149,310	3.45	1.15 - 2.05	(1.66) - (0.76)
Estate Subaccount	2023	1,030,230	19.79 - 23.62	23,787,348	2.49	1.15 - 2.05	10.45 - 11.45
	2022	1,113,125	17.91 - 21.19	23,101,416	4.06	1.15 - 2.05	(26.51) - (25.85)
	2021	1,261,263	24.38 - 28.58	35,324,264	2.91	1.15 - 2.05	31.70 - 32.88
	2020	1,549,901	18.51 - 21.51	32,731,350	4.43	1.15 - 2.05	(6.95) - (6.11)
BHFTI Harris Oakmark	2024	13,873,045	2.71 - 3.34	44,393,583	2.16	1.15 - 2.00	(6.82) - (6.00)
International Subaccount	2023	16,384,669	2.91 - 3.56	55,908,056	1.95	1.15 - 2.05	16.66 - 17.70
	2022	18,877,891	2.44 - 3.02	54,837,896	2.20	1.15 - 2.05	(17.70) - (16.89)
	2021	20,544,574	2.97 - 3.63	71,895,624	0.66	1.15 - 2.05	6.24 - 7.28
	2020	24,747,466	2.79 - 3.39	80,860,757	3.19	1.15 - 2.05	2.98 - 4.04
BHFTI Invesco Balanced-Risk	2024	1,038,587	1.36 - 1.46	1,502,548	1.49	1.15 - 1.70	2.23 - 2.80
Allocation Subaccount	2023	1,398,581	1.35 - 1.42	1,971,184	3.25	1.15 - 1.70	4.75 - 5.22
	2022	1,821,294	1.29 - 1.35	2,444,726	6.32	1.15 - 1.70	(13.80) - (13.41)
	2021	1,878,318	1.48 - 1.56	2,912,301	3.05	1.15 - 1.70	7.84 - 8.44
	2020	2,067,178	1.37 - 1.44	2,957,766	5.85	1.15 - 1.70	8.28 - 8.87
BHFTI Invesco Global Equity	2024	221,269	49.87 - 60.61	13,046,645	0.05	1.15 - 1.85	14.01 - 14.81
Subaccount	2023	283,945	43.75 - 52.79	14,609,996	0.13	1.15 - 1.85	32.12 - 33.04
	2022	334,300	33.11 - 39.68	12,950,917	—	1.15 - 1.85	(33.09) - (32.62)
	2021	365,838	49.49 - 58.89	21,037,090	—	1.15 - 1.85	13.35 - 14.15
	2020	442,253	43.66 - 51.59	22,288,142	0.65	1.15 - 1.85	25.24 - 26.12

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Small Cap	2024	1,032,856	4.37 - 5.39	5,407,738	—	1.15 - 2.05	13.95 - 14.99
Growth Subaccount	2023	1,155,740	3.84 - 4.68	5,271,242	—	1.15 - 2.05	9.63 - 10.62
	2022	1,207,460	3.50 - 4.24	4,984,484	—	1.15 - 2.05	(36.46) - (35.89)
	2021	1,262,531	5.51 - 6.61	8,141,014	—	1.15 - 2.05	4.76 - 5.71
	2020	1,573,109	5.26 - 6.25	9,615,288	—	1.15 - 2.05	53.58 - 54.97
BHFTI JPMorgan Global	2024	1,229,507	1.57 - 1.69	2,048,202	0.92	1.15 - 1.70	3.50 - 4.07
Active Allocation Subaccount	2023	1,466,123	1.54 - 1.62	2,346,647	1.87	1.15 - 1.70	8.76 - 9.25
	2022	2,061,382	1.41 - 1.48	3,024,889	2.44	1.15 - 1.70	(18.85) - (18.49)
	2021	2,577,437	1.73 - 1.82	4,650,102	0.49	1.15 - 1.70	7.79 - 8.39
	2020	2,805,392	1.60 - 1.68	4,675,434	2.16	1.15 - 1.70	10.33 - 10.94
BHFTI Loomis Sayles Global	2024	141,586	25.15 - 28.75	3,959,997	0.85	1.15 - 1.95	10.11 - 11.00
Allocation Subaccount	2023	170,587	22.84 - 25.90	4,312,503	—	1.15 - 1.95	19.85 - 20.81
	2022	213,956	2.08 - 21.44	4,484,019	—	1.15 - 1.95	(24.78) - (24.17)
	2021	258,942	2.75 - 28.27	6,340,343	0.82	1.15 - 1.95	12.05 - 12.95
	2020	261,718	2.44 - 25.03	6,022,596	0.69	1.15 - 1.95	12.57 - 13.47
BHFTI Loomis Sayles Growth	2024	10,150,192	2.60 - 4.32	39,447,292	—	1.15 - 2.10	31.39 - 32.70
Subaccount	2023	13,180,710	2.05 - 3.26	38,681,496	—	1.15 - 2.10	48.67 - 50.11
	2022	16,004,542	1.38 - 2.17	31,464,490	—	1.15 - 2.10	(29.46) - (28.78)
	2021	17,556,982	1.88 - 3.05	48,415,567	0.03	1.15 - 2.10	15.87 - 17.10
	2020	21,122,708	1.62 - 2.61	49,680,897	0.64	1.15 - 2.10	29.54 - 30.78
BHFTI MetLife Multi-Index	2024	93,573	15.86 - 16.55	1,528,818	2.38	1.15 - 1.50	5.87 - 6.24
Targeted Risk Subaccount	2023	113,551	14.99 - 15.58	1,747,791	2.30	1.15 - 1.50	12.13 - 12.53
	2022	135,010	13.36 - 13.85	1,850,381	1.80	1.15 - 1.50	(22.26) - (21.99)
	2021	150,271	16.88 - 17.75	2,642,844	1.72	1.15 - 1.70	7.87 - 8.46
	2020	176,506	15.52 - 16.37	2,865,824	2.19	1.15 - 1.80	4.65 - 5.34
BHFTI MFS® Research	2024	9,702,809	1.96 - 2.46	23,314,297	1.66	1.15 - 2.05	0.85 - 1.77
International Subaccount	2023	11,176,217	1.95 - 2.42	26,451,144	1.50	1.15 - 2.05	10.54 - 11.53
	2022	12,634,484	1.76 - 2.17	26,829,132	1.79	1.15 - 2.05	(19.24) - (18.51)
	2021	14,013,969	2.18 - 2.66	36,548,003	0.95	1.15 - 2.05	9.45 - 10.44
	2020	16,238,484	1.99 - 2.41	38,379,380	2.24	1.15 - 2.05	10.72 - 11.72
BHFTI Morgan Stanley	2024	2,020,639	4.82 - 5.85	11,419,759	—	1.15 - 1.85	36.37 - 37.33
Discovery Subaccount	2023	2,663,190	3.35 - 4.26	10,988,664	—	1.15 - 2.05	38.02 - 39.26
	2022	2,588,368	2.43 - 3.06	7,679,512	—	1.15 - 2.05	(63.28) - (62.95)
	2021	2,426,031	6.61 - 8.26	19,413,425	—	1.15 - 2.05	(12.59) - (11.80)
	2020	3,027,870	7.56 - 9.37	27,549,746	—	1.15 - 2.05	147.98 - 150.22
BHFTI PanAgora Global	2024	2,335,451	1.10 - 1.19	2,750,624	0.37	1.15 - 1.85	2.19 - 2.91
Diversified Risk Subaccount	2023	2,700,567	1.08 - 1.16	3,093,883	7.71	1.15 - 1.85	2.80 - 3.52
	2022	2,875,265	1.05 - 1.12	3,184,274	17.39	1.15 - 1.85	(27.02) - (26.51)
	2021	425,396	1.48 - 1.52	641,621	—	1.15 - 1.45	4.86 - 5.18
	2020	540,828	1.42 - 1.44	776,398	3.18	1.15 - 1.45	10.23 - 10.57
BHFTI PIMCO Inflation	2024	1,191,994	14.17 - 16.50	19,174,433	—	1.15 - 1.85	0.24 - 0.95
Protected Bond Subaccount	2023	1,349,966	14.14 - 16.34	21,556,156	2.10	1.15 - 1.85	1.69 - 2.41
	2022	1,470,696	13.91 - 15.96	22,958,739	6.32	1.15 - 1.85	(13.49) - (12.88)
	2021	1,697,089	16.07 - 18.32	30,448,687	0.73	1.15 - 1.85	3.49 - 4.22
	2020	1,694,245	15.53 - 17.58	29,174,218	2.74	1.15 - 1.85	9.49 - 10.26

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI PIMCO Total Return	2024	43,765,120	1.53 - 1.90	80,795,359	2.88	1.15 - 2.05	0.33 - 1.25
Subaccount	2023	48,521,237	1.51 - 1.87	88,622,796	2.93	1.15 - 2.10	3.85 - 4.84
	2022	52,332,061	1.45 - 1.79	91,258,357	2.91	1.15 - 2.10	(16.33) - (15.54)
	2021	60,204,601	1.74 - 2.12	124,473,138	1.81	1.15 - 2.10	(3.44) - (2.52)
	2020	63,273,699	1.80 - 2.17	134,330,380	3.77	1.15 - 2.10	6.25 - 7.27
BHFTI Schroders Global	2024	1,082,187	1.58 - 1.67	1,791,498	1.71	1.15 - 1.60	7.95 - 8.44
Multi-Asset Subaccount	2023	1,271,844	1.46 - 1.54	1,942,426	1.89	1.15 - 1.60	13.20 - 13.71
	2022	1,391,218	1.29 - 1.35	1,870,160	1.39	1.15 - 1.60	(21.44) - (21.08)
	2021	1,635,486	1.64 - 1.72	2,787,523	0.32	1.15 - 1.60	9.65 - 10.15
	2020	2,183,175	1.47 - 1.56	3,380,567	1.77	1.15 - 1.80	0.28 - 0.94
BHFTI SSGA Growth and	2024	1,195,854	21.66 - 24.55	28,924,272	2.40	1.15 - 1.80	8.81 - 9.52
Income ETF Subaccount	2023	1,465,610	20.27 - 22.41	32,379,081	2.31	1.15 - 1.80	12.06 - 12.67
	2022	1,637,383	18.09 - 19.89	32,130,940	3.01	1.15 - 1.80	(16.80) - (16.34)
	2021	1,778,441	21.39 - 23.78	41,751,675	1.79	1.15 - 1.80	11.36 - 12.08
	2020	2,020,988	19.21 - 21.21	42,347,848	2.65	1.15 - 1.80	7.86 - 8.57
BHFTI SSGA Growth ETF	2024	934,112	24.42 - 27.15	25,095,030	2.02	1.15 - 1.70	10.81 - 11.42
Subaccount	2023	1,090,503	22.44 - 24.36	26,296,832	1.88	1.15 - 1.70	13.92 - 14.43
	2022	1,210,719	19.70 - 21.29	25,518,788	2.77	1.15 - 1.70	(17.21) - (16.83)
	2021	1,407,313	23.41 - 25.60	35,693,159	1.45	1.15 - 1.70	15.62 - 16.26
	2020	1,604,927	20.25 - 22.02	35,043,169	2.42	1.15 - 1.70	8.88 - 9.48
BHFTI T. Rowe Price Mid Cap	2024	8,830,048	3.49 - 4.13	35,386,237	—	1.15 - 1.85	7.29 - 8.05
Growth Subaccount	2023	10,958,737	3.25 - 3.82	40,718,813	—	1.15 - 1.85	17.65 - 18.48
	2022	12,550,739	2.77 - 3.22	39,416,999	—	1.15 - 1.85	(23.95) - (23.42)
	2021	14,201,708	3.64 - 4.21	58,279,363	—	1.15 - 1.85	12.87 - 13.66
	2020	17,379,980	3.22 - 3.70	62,852,742	0.03	1.15 - 1.85	21.64 - 22.50
BHFTI Victory Sycamore Mid	2024	3,803,370	5.82 - 7.46	27,427,987	1.24	1.15 - 2.10	7.48 - 8.51
Cap Value Subaccount	2023	4,765,085	5.41 - 6.87	31,764,124	1.46	1.15 - 2.10	7.66 - 8.69
	2022	5,530,013	5.03 - 6.32	33,979,178	1.65	1.15 - 2.10	(4.72) - (3.81)
	2021	6,397,421	5.28 - 6.57	40,887,359	1.13	1.15 - 2.10	29.06 - 30.29
	2020	8,053,722	4.09 - 5.05	39,580,972	1.42	1.15 - 2.10	5.40 - 6.41
BHFTI Western Asset	2024	132,053	9.76 - 10.38	1,350,206	2.93	1.15 - 1.60	(1.38) - (0.93)
Management Government	2023	150,302	9.90 - 10.48	1,553,448	2.79	1.15 - 1.60	2.73 - 3.20
Income Subaccount	2022	215,567	9.64 - 10.16	2,163,149	2.28	1.15 - 1.60	(16.03) - (15.65)
	2021	217,817	11.48 - 12.04	2,594,462	2.10	1.15 - 1.60	(3.53) - (3.09)
	2020	308,570	11.90 - 12.42	3,803,683	2.03	1.15 - 1.60	5.96 - 6.44
BHFTII Baillie Gifford	2024	8,481,143	1.70 - 2.22	17,948,114	0.69	1.15 - 1.95	2.39 - 3.22
International Stock	2023	9,927,272	1.66 - 2.15	20,378,051	1.17	1.15 - 1.95	16.20 - 17.11
Subaccount	2022	11,126,175	1.43 - 1.84	19,540,513	0.93	1.15 - 1.95	(30.12) - (29.55)
	2021	11,414,463	2.04 - 2.61	28,552,022	0.81	1.15 - 1.95	(2.81) - (2.04)
	2020	12,928,604	2.10 - 2.66	33,054,182	1.85	1.15 - 1.85	23.94 - 24.92
BHFTII BlackRock Bond	2024	5,142,461	4.70 - 6.81	32,937,809	3.96	1.15 - 2.00	(0.78) - 0.13
Income Subaccount	2023	5,739,155	4.74 - 6.80	36,801,994	2.92	1.15 - 2.00	3.50 - 4.42
	2022	6,245,144	4.57 - 6.51	38,446,718	2.71	1.15 - 2.00	(16.05) - (15.29)
	2021	7,256,774	5.45 - 7.69	52,710,425	2.58	1.15 - 2.00	(2.66) - (1.77)
	2020	7,674,201	5.60 - 7.83	56,868,655	3.43	1.15 - 2.00	6.18 - 7.14

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII BlackRock Capital	2024	4,288,703	8.36 - 17.28	71,456,438	0.05	1.15 - 1.85	29.22 - 30.29
Appreciation Subaccount	2023	5,017,214	6.43 - 13.26	64,236,676	0.02	1.15 - 1.85	46.50 - 47.63
	2022	5,599,262	4.36 - 8.98	48,613,534	—	1.15 - 1.85	(38.90) - (38.39)
	2021	6,271,632	7.10 - 14.58	88,535,905	—	1.15 - 1.85	18.67 - 19.63
	2020	7,066,158	5.95 - 12.19	83,443,668	—	1.15 - 1.85	37.73 - 38.83
BHFTII BlackRock	2024	6,652,908	1.76 - 2.46	15,569,030	5.40	1.15 - 1.95	2.79 - 3.69
Ultra-Short Term Bond	2023	7,223,725	1.71 - 2.38	16,322,299	1.44	1.15 - 1.95	2.78 - 3.64
Subaccount	2022	8,072,596	1.67 - 2.29	17,639,435	—	1.15 - 1.95	(0.77) - 0.09
	2021	8,804,746	1.68 - 2.29	19,227,642	0.10	1.15 - 1.95	(2.37) - (1.53)
	2020	9,186,620	1.72 - 2.33	20,367,625	1.67	1.15 - 1.95	(1.75) - (0.92)
BHFTII Brighthouse Asset	2024	994,586	15.26 - 17.52	17,002,203	2.81	1.15 - 1.85	1.93 - 2.65
Allocation 20 Subaccount	2023	1,258,191	14.97 - 17.06	20,995,658	3.49	1.15 - 1.85	5.85 - 6.60
	2022	1,515,003	14.14 - 16.01	23,741,587	3.17	1.15 - 1.85	(14.28) - (13.68)
	2021	1,958,085	16.50 - 18.55	35,609,584	2.98	1.15 - 1.85	1.78 - 2.50
	2020	2,237,475	16.21 - 18.09	39,687,175	2.81	1.15 - 1.85	7.50 - 8.26
BHFTII Brighthouse Asset	2024	2,129,171	18.50 - 21.23	44,119,983	2.38	1.15 - 1.85	3.87 - 4.61
Allocation 40 Subaccount	2023	2,493,478	17.81 - 20.30	49,440,347	3.48	1.15 - 1.85	8.50 - 9.26
	2022	2,936,629	16.41 - 18.58	53,362,839	2.61	1.15 - 1.85	(15.41) - (14.82)
	2021	3,331,490	19.40 - 21.81	71,185,223	2.64	1.15 - 1.85	5.45 - 6.19
	2020	3,999,130	18.40 - 20.54	80,490,716	2.68	1.15 - 1.85	9.00 - 9.76
BHFTII Brighthouse Asset	2024	8,233,740	22.19 - 25.47	204,916,386	1.86	1.15 - 1.85	5.97 - 6.72
Allocation 60 Subaccount	2023	9,871,322	20.94 - 23.87	230,572,431	3.12	1.15 - 1.85	11.51 - 12.30
	2022	11,220,579	18.78 - 21.25	233,713,213	2.12	1.15 - 1.85	(16.88) - (16.30)
	2021	12,724,055	22.59 - 25.39	316,822,931	2.12	1.15 - 1.85	8.87 - 9.64
	2020	14,697,434	20.75 - 23.16	334,376,474	2.20	1.15 - 1.85	11.76 - 12.55
BHFTII Brighthouse Asset	2024	12,659,446	25.65 - 30.02	372,830,453	1.37	1.15 - 1.95	8.64 - 9.52
Allocation 80 Subaccount	2023	15,168,290	23.61 - 27.41	408,293,753	3.03	1.15 - 1.95	15.04 - 15.96
	2022	16,906,604	20.52 - 23.64	392,830,350	1.79	1.15 - 1.95	(19.55) - (18.91)
	2021	18,770,822	25.51 - 29.15	538,269,555	1.67	1.15 - 1.95	12.50 - 13.40
	2020	21,546,586	22.68 - 25.71	545,305,607	1.81	1.15 - 1.95	14.34 - 15.26
BHFTII Brighthouse/Artisan	2024	6,423,388	6.59 - 8.84	54,022,130	1.11	1.15 - 1.95	2.67 - 3.61
Mid Cap Value Subaccount	2023	7,553,739	6.42 - 8.53	61,448,309	0.70	1.15 - 2.05	15.96 - 17.01
	2022	8,591,713	5.53 - 7.29	59,830,947	0.80	1.15 - 2.05	(14.52) - (13.75)
	2021	9,906,700	6.47 - 8.45	80,067,116	0.83	1.15 - 2.05	24.14 - 25.26
	2020	12,096,895	5.22 - 6.75	78,218,144	0.80	1.15 - 2.05	3.93 - 4.87
BHFTII	2024	54,862	101.11 - 122.58	6,405,472	1.67	1.15 - 1.65	11.67 - 12.23
Brighthouse/Wellington	2023	68,292	90.55 - 109.22	7,136,917	1.88	1.15 - 1.65	15.95 - 16.53
Balanced Subaccount	2022	73,354	78.09 - 93.73	6,592,230	1.40	1.15 - 1.65	(18.66) - (18.25)
	2021	88,555	96.00 - 114.65	9,742,479	1.63	1.15 - 1.65	11.87 - 12.43
	2020	105,690	80.10 - 101.98	10,346,110	1.92	1.15 - 1.85	15.29 - 16.10
BHFTII	2024	11,420,594	9.63 - 12.26	133,433,045	1.32	1.15 - 1.95	6.35 - 7.21
Brighthouse/Wellington Core	2023	13,464,819	9.05 - 11.43	146,964,241	1.29	1.15 - 1.95	5.42 - 6.27
Equity Opportunities	2022	15,259,982	8.59 - 10.76	157,091,276	1.29	1.15 - 1.95	(7.04) - (6.29)
Subaccount	2021	17,865,868	9.24 - 11.48	196,690,242	1.27	1.15 - 1.95	21.83 - 22.81
	2020	21,307,202	7.58 - 9.35	191,371,069	1.46	1.15 - 1.95	8.93 - 9.81

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Frontier Mid Cap	2024	41,073	123.47 - 159.64	6,270,934	0.08	1.15 - 1.85	15.28 - 16.10
Growth Subaccount	2023	50,743	107.11 - 137.51	6,691,762	—	1.15 - 1.85	15.58 - 16.39
	2022	55,303	92.67 - 118.15	6,282,566	—	1.15 - 1.85	(29.65) - (29.15)
	2021	63,009	131.72 - 166.76	10,123,030	—	1.15 - 1.85	12.29 - 13.07
	2020	73,797	117.30 - 147.48	10,508,912	—	1.15 - 1.85	28.97 - 29.88
BHFTII Jennison Growth	2024	5,159,981	2.77 - 3.50	17,235,096	—	1.15 - 2.10	27.37 - 28.60
Subaccount	2023	6,503,765	2.18 - 2.72	16,904,385	—	1.15 - 2.10	49.95 - 51.37
	2022	7,972,057	1.45 - 1.80	13,731,580	—	1.15 - 2.10	(40.25) - (39.68)
	2021	8,244,687	2.43 - 2.98	23,576,569	—	1.15 - 2.10	14.57 - 15.66
	2020	11,827,127	2.12 - 2.58	29,412,018	0.07	1.15 - 2.10	53.34 - 54.80
BHFTII Loomis Sayles Small	2024	3,745,781	9.02 - 12.22	43,864,732	0.06	1.15 - 2.05	9.18 - 10.29
Cap Core Subaccount	2023	4,434,865	8.26 - 11.08	47,152,788	0.08	1.15 - 2.05	14.81 - 15.96
	2022	4,943,724	7.20 - 9.56	45,377,517	—	1.15 - 2.05	(16.99) - (16.16)
	2021	5,690,744	8.67 - 11.40	62,376,401	0.03	1.15 - 2.05	19.18 - 20.37
	2020	6,824,030	7.28 - 9.47	62,222,063	0.04	1.15 - 2.05	9.51 - 10.61
BHFTII Loomis Sayles Small	2024	2,883,065	3.38 - 3.99	11,168,324	—	1.15 - 1.85	12.51 - 13.31
Cap Growth Subaccount	2023	3,385,902	3.00 - 3.52	11,597,058	—	1.15 - 1.85	9.51 - 10.27
	2022	3,904,971	2.74 - 3.19	12,159,128	—	1.15 - 1.85	(24.51) - (23.98)
	2021	4,071,718	3.63 - 4.20	16,700,568	—	1.15 - 1.85	7.73 - 8.48
	2020	4,956,637	3.37 - 3.87	18,774,655	—	1.15 - 1.85	31.58 - 32.51
BHFTII MetLife Aggregate	2024	13,291,394	1.37 - 1.69	21,873,135	2.92	1.15 - 1.95	(1.32) - (0.52)
Bond Index Subaccount	2023	14,290,443	1.39 - 1.70	23,666,712	2.68	1.15 - 1.95	3.00 - 3.83
	2022	15,182,161	1.35 - 1.64	24,233,492	2.58	1.15 - 1.95	(14.99) - (14.30)
	2021	17,664,781	1.59 - 1.91	32,937,104	2.36	1.15 - 1.95	(4.11) - (3.34)
	2020	18,179,386	1.66 - 1.98	35,097,961	2.70	1.15 - 1.95	4.94 - 5.79
BHFTII MetLife Mid Cap	2024	4,331,393	5.11 - 6.07	25,552,184	1.13	1.15 - 1.85	11.27 - 12.06
Stock Index Subaccount	2023	5,376,080	4.59 - 5.42	28,373,173	1.08	1.15 - 1.85	13.65 - 14.44
	2022	5,975,752	4.04 - 4.73	27,593,268	0.84	1.15 - 1.85	(15.02) - (14.42)
	2021	6,669,352	4.76 - 5.53	36,040,475	0.89	1.15 - 1.85	21.79 - 22.65
	2020	8,462,507	3.91 - 4.51	37,355,811	1.22	1.15 - 1.85	11.07 - 11.86
BHFTII MetLife MSCI EAFE®	2024	9,331,079	1.71 - 2.11	19,114,726	3.01	1.15 - 1.95	1.00 - 1.81
Index Subaccount	2023	10,730,134	1.69 - 2.07	21,631,082	2.31	1.15 - 1.95	15.37 - 16.29
	2022	12,377,622	1.47 - 1.78	21,490,131	3.48	1.15 - 1.95	(16.29) - (15.62)
	2021	13,173,099	1.75 - 2.11	27,128,927	1.59	1.15 - 1.95	8.35 - 9.22
	2020	15,716,624	1.62 - 1.93	29,695,770	2.95	1.15 - 1.95	5.49 - 6.34
BHFTII MetLife Russell 2000®	2024	4,348,660	4.26 - 5.25	22,078,538	1.30	1.15 - 1.95	8.84 - 9.72
Index Subaccount	2023	5,398,798	3.91 - 4.79	25,040,221	1.12	1.15 - 1.95	14.26 - 15.18
	2022	5,900,857	3.42 - 4.15	23,819,385	0.79	1.15 - 1.95	(21.97) - (21.34)
	2021	6,302,421	4.39 - 5.28	32,377,175	0.81	1.15 - 1.95	12.02 - 12.92
	2020	7,655,359	3.92 - 4.68	34,851,322	1.15	1.15 - 1.95	17.04 - 17.98
BHFTII MetLife Stock Index	2024	3,253,846	14.91 - 19.68	61,078,455	1.08	1.15 - 1.95	21.95 - 22.94
Subaccount	2023	3,936,074	12.23 - 16.01	60,390,084	1.23	1.15 - 1.95	23.21 - 24.20
	2022	4,437,145	9.93 - 12.89	54,955,663	1.07	1.15 - 1.95	(20.08) - (19.44)
	2021	4,641,916	12.42 - 16.00	71,378,907	1.38	1.15 - 1.95	25.57 - 26.58
	2020	5,514,367	9.89 - 12.64	67,231,567	1.71	1.15 - 1.95	15.54 - 16.48

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MFS® Total Return	2024	1,476,574	7.52 - 104.67	23,063,983	2.42	1.15 - 2.10	5.27 - 6.28
Subaccount	2023	1,748,181	7.14 - 98.59	24,840,436	2.00	1.15 - 2.10	7.85 - 8.88
	2022	2,066,456	6.62 - 90.64	27,183,540	1.61	1.15 - 2.10	(11.74) - (10.90)
	2021	2,356,571	7.50 - 101.82	33,138,576	1.70	1.15 - 2.10	11.57 - 12.63
	2020	2,683,722	6.72 - 90.49	32,970,545	2.25	1.15 - 2.10	7.21 - 8.23
BHFTII MFS® Value	2024	14,569,898	2.63 - 28.20	68,387,554	1.70	1.15 - 1.85	9.59 - 10.43
Subaccount	2023	17,635,405	2.38 - 25.55	74,131,616	1.71	1.15 - 2.05	5.79 - 6.74
	2022	19,871,364	2.24 - 23.96	78,084,369	1.54	1.15 - 2.05	(8.00) - (7.17)
	2021	23,558,123	2.41 - 25.84	98,346,377	1.42	1.15 - 2.05	22.86 - 23.97
	2020	27,326,062	1.95 - 20.87	91,982,578	1.79	1.15 - 2.05	1.64 - 2.56
BHFTII Neuberger Berman	2024	8,913,029	4.50 - 5.73	49,425,912	0.01	1.15 - 2.05	6.59 - 7.64
Genesis Subaccount	2023	10,664,594	4.22 - 5.33	55,008,213	0.01	1.15 - 2.05	12.87 - 14.03
	2022	12,157,005	3.74 - 4.67	55,106,519	—	1.15 - 2.05	(20.96) - (20.18)
	2021	13,598,864	4.73 - 5.85	77,300,405	0.01	1.15 - 2.05	15.72 - 16.85
	2020	16,139,202	4.09 - 5.01	78,646,737	0.03	1.15 - 2.05	22.22 - 23.53
BHFTII T. Rowe Price Large	2024	5,662,390	6.12 - 76.40	43,710,708	—	1.15 - 2.10	27.26 - 28.49
Cap Growth Subaccount	2023	7,143,975	4.81 - 59.52	43,162,549	—	1.15 - 2.10	43.50 - 44.86
	2022	8,513,913	3.35 - 41.13	35,251,128	—	1.15 - 2.10	(41.90) - (41.35)
	2021	9,217,166	5.76 - 70.19	65,019,423	—	1.15 - 2.10	17.46 - 18.58
	2020	11,281,020	4.91 - 59.25	67,131,408	0.02	1.15 - 2.10	33.80 - 35.08
BHFTII T. Rowe Price Small	2024	2,045,813	6.07 - 7.37	14,558,955	—	1.15 - 1.85	11.10 - 11.89
Cap Growth Subaccount	2023	2,754,126	5.46 - 6.59	17,561,026	—	1.15 - 1.85	19.06 - 19.89
	2022	2,955,055	4.59 - 5.50	15,736,790	—	1.15 - 1.85	(23.77) - (23.23)
	2021	3,407,354	6.02 - 7.16	23,685,361	—	1.15 - 1.85	9.32 - 10.08
	2020	4,237,763	5.50 - 6.50	26,817,350	—	1.15 - 1.85	21.77 - 22.62
BHFTII Western Asset	2024	15,489,734	2.81 - 34.67	56,194,799	7.33	1.15 - 2.10	2.43 - 3.46
Management Strategic Bond	2023	18,319,594	2.74 - 33.61	64,437,442	6.41	1.15 - 2.10	7.01 - 8.05
Opportunities Subaccount	2022	20,094,966	2.56 - 31.19	65,596,041	5.82	1.15 - 2.10	(18.61) - (17.73)
	2021	22,764,305	3.15 - 38.06	90,449,105	3.62	1.15 - 2.10	0.53 - 1.51
	2020	25,374,408	3.13 - 37.59	99,515,703	5.80	1.15 - 2.10	4.44 - 5.55
BHFTII Western Asset	2024	12,009,459	1.51 - 1.92	21,848,561	2.86	1.15 - 1.85	0.21 - 1.00
Management U.S. Government	2023	13,507,559	1.50 - 1.90	24,394,840	2.11	1.15 - 1.85	2.68 - 3.50
Subaccount	2022	14,832,755	1.47 - 1.83	25,936,922	2.08	1.15 - 1.85	(10.83) - (10.16)
	2021	17,849,343	1.64 - 2.04	34,750,419	2.38	1.15 - 1.85	(3.57) - (2.73)
	2020	20,002,692	1.70 - 2.10	40,243,001	3.09	1.15 - 1.85	2.98 - 3.83

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

New England Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc. December 31, 2024, 2023, and 2022)

Index to Statutory Basis Financial Statements

1

Deloitte & Touche LLP

650 S Tryon Street

Suite 1800 Charlotte, NC 28202

USA

Tel: +1 704 887 1500

Fax: +1 704 887 1570

www.deloitte.com

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of
New England Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of New England Life Insurance Company (a wholly-owned subsidiary of Brighthouse Financial, Inc.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2024 and 2023, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2024, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Commonwealth of Massachusetts Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

2

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•  Exercise professional judgment and maintain professional skepticism throughout the audit.

•  Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental schedule of investment risks interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory-basis financial statements as a whole.

April 11, 2025

3

New England Life Insurance Company
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2024 and 2023

(In millions, except share data)

	2024	2023
Admitted Assets
Bonds	$835	$889
Mortgage loans	32	34
Cash, cash equivalents and short-term investments	170	53
Contract loans	398	393
Derivative assets	13	11
Other invested assets	16	17
Total invested assets	1,464	1,397
Investment income due and accrued	13	17
Premiums and annuity considerations deferred and uncollected	12	8
Net deferred tax asset	16	18
Other assets	30	49
Total assets excluding Separate Accounts	1,535	1,489
Separate Account assets	6,631	6,581
Total Admitted Assets	$8,166	$8,070
Liabilities and Capital and Surplus
Liabilities
Reserves for life and health insurance and annuities	$999	$1,032
Liability for deposit-type contracts	9	10
Dividends due to policyholders	2	2
Interest maintenance reserve	2	3
Other policy liabilities	68	53
Asset valuation reserve	10	11
Payable for collateral received	11	11
Funds held under reinsurance treaties	55	65
Employee benefit plans	75	83
Net transfers to (from) Separate Accounts due and accrued	(4)	(5)
Amounts withheld or retained as agent or trustee	57	57
Other liabilities	45	26
Total liabilities excluding Separate Accounts	1,329	1,348
Separate Account liabilities	6,631	6,581
Total Liabilities	7,960	7,929
Capital and Surplus
Capital stock (par value $125 per share, 50,000 shares authorized, 20,000 issued and outstanding)	3	3
Paid-in surplus	2	2
Unassigned surplus (deficit)	201	136
Total Capital and Surplus	206	141
Total Liabilities and Capital and Surplus	$8,166	$8,070

See accompanying notes to statutory financial statements

4

New England Life Insurance Company

Statutory Statements of Operations and Changes in Capital and Surplus
For the Years Ended December 31, 2024, 2023, and 2022

(In millions)

	2024	2023	2022
Income
Premiums and annuity considerations	$84	$85	$91
Considerations for supplementary contracts and dividend accumulations	(3)	3	5
Net investment income	60	62	63
Reserve adjustments on reinsurance ceded	(435)	(301)	(317)
Other income (loss)	126	123	132
Total income	(168)	(28)	(26)
Benefits and Expenses
Benefit payments	496	422	401
Changes to reserves, deposit funds and other policy liabilities	(27)	(27)	(31)
Insurance expenses and taxes (other than Federal income and capital gains taxes)	48	57	43
Net transfers to (from) Separate Accounts	(760)	(530)	(529)
Total benefits and expenses before dividends to policyholders	(243)	(78)	(116)
Gain (loss) from operations before dividends to policyholders and Federal income tax	75	50	90
Dividends to policyholders	3	3	2
Gain (loss) from operations before Federal income tax	72	47	88
Federal income tax expense (benefit) (excluding income tax on capital gains and losses)	5	7	4
Gain (loss) from operations	67	40	84
Net realized capital gains (losses), net of Federal income tax and interest maintenance reserve transfer	(2)	1	(1)
Net Income (Loss)	65	41	83
Changes in Capital and Surplus
Change in General Account net unrealized capital gains (losses)	—	(1)	(1)
Change in net deferred income tax	(2)	1	(7)
Change in nonadmitted assets	1	(5)	12
Change in asset valuation reserve	1	1	1
Change in surplus as a result of reinsurance	(3)	(3)	(3)
Dividends to stockholder	—	(84)	(38)
Other — net	3	(1)	6
Net Change in Capital and Surplus	65	(51)	53
Capital and Surplus at Beginning of Year	141	192	139
Capital and Surplus at End of Year	$206	$141	$192

See accompanying notes to statutory financial statements

5

New England Life Insurance Company

Statutory Statements of Cash Flow
For the Years Ended December 31, 2024, 2023, and 2022

(In millions)

	2024	2023	2022
Cash from operations
Premiums and annuity considerations, net of reinsurance, received	$68	$90	$102
Net investment income received	62	60	61
Other income (loss) received	122	119	132
Total receipts	252	269	295
Benefits paid	895	695	745
Insurance expenses and taxes paid (other than Federal income and capital gains taxes)	42	61	48
Net transfers to (from) Separate Accounts	(761)	(532)	(533)
Dividends paid to policyholders	3	3	3
Federal income tax paid (recovered) (net of tax on capital gains and losses)	1	(9)	23
Total payments	180	218	286
Net cash provided by (used in) operations	72	51	9
Cash from investments
Proceeds from invested assets sold, matured or repaid	58	120	85
Cost of invested assets acquired	(5)	(57)	(73)
Net change in contract loans	(5)	(9)	11
Net cash provided by (used in) investments	48	54	23
Cash from financing and other sources
Dividends to stockholder	—	(84)	(38)
Net change in deposit-type contracts	(1)	(1)	(1)
Net change in payable for collateral received	—	(1)	—
Other-net	(2)	(19)	(20)
Net cash provided by (used in) financing and other sources	(3)	(105)	(59)
Net change in cash, cash equivalents and short-term investments	117	—	(27)
Cash, cash equivalents and short-term investments:
Beginning of year	53	53	80
End of year	$170	$53	$53

See accompanying notes to statutory financial statements

6

New England Life Insurance Company

Notes to Statutory Financial Statements
For the Years Ended December 31, 2024, 2023, and 2022

Note 1 — Summary of Significant Accounting Policies

Business

The New England Life Insurance Company (the "Company") is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("Brighthouse"). The Company is domiciled in the Commonwealth of Massachusetts ("Massachusetts") and is licensed to transact insurance business in, and is subject to regulation by, all 50 states and the District of Columbia.

The Company does not currently write new insurance business. The Company has in-force variable and universal life insurance policies, fixed and variable annuities, participating and non-participating traditional life insurance policies, pension products, and group life and disability policies. The Company also has in-force a small block of health insurance policies, which are administered by a third party.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Basis of Presentation

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commissioner of Insurance in the Massachusetts Division of Insurance (the "Division"). The Division requires that insurance companies domiciled in Massachusetts prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP").

The Division has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, referred to in these statutory financial statements as Massachusetts Statutory Accounting Principles ("MA SAP"), none of which affect the financial statements of the Company.

MA SAP comprises a basis of accounting which differs from generally accepted accounting principles ("GAAP"). The more significant differences are as follows:

•  Policy acquisition costs are charged to expense as incurred under MA SAP; whereas under GAAP, certain policy acquisition costs are deferred and amortized over the estimated lives of the contracts in a manner that approximates a straight-line basis over the expected life of the related contracts;

•  Insurance reserves are determined using prescribed factors for mortality, lapses and interest without consideration of company experience, or using a principles based reserve method equal to the higher of reserves using prescribed factors and reserves that consider a wide range of future economic conditions, as well as, company experience. Under GAAP, reserves are determined based upon best estimates as of the date the policy is issued, or the account value plus a reserve for additional benefits, that is either based on current assumptions or measured at fair value with an adjustment for non-performance risk;

•  Certain assets designated as nonadmitted assets are excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus by direct charges to unassigned surplus (deficit) including a portion of deferred income tax assets ("DTA"), certain prepaid assets;

•  Contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue for MA SAP; whereas under GAAP, for contracts that do not subject the Company to significant risks arising from mortality or morbidity, amounts received are reported as increases to policyholder account balances;

•  Certain reinsurance agreements are accounted for as reinsurance under both MA SAP and GAAP if certain risk transfer provisions are met. The risk transfer provisions in GAAP differ from the risk transfer provisions under MA SAP. Under GAAP, the reinsurer must assume significant insurance risk and have a reasonable possibility of realizing a significant loss from the transaction. MA SAP requires the reinsurer to assume all of certain risks deemed to be significant, regardless of the significance of loss potential. Assets and liabilities as a result of reinsurance transactions are netted under MA SAP but are reported gross under GAAP. Ceding commissions received in conjunction with reinsurance transactions are reported as revenue under MA SAP but are reported as a reduction of commission expense under GAAP;

7

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

•  Investments in bonds are generally carried at amortized cost under MA SAP. Under GAAP, investments in bonds and preferred stocks have one of three classifications. Those classified as held-to-maturity are carried at amortized cost, those classified as available-for-sale are carried at estimated fair value with adjustments for changes in estimated fair value recorded as a component of equity and those classified as trading are carried at estimated fair value with adjustments for changes in estimated fair value recorded through earnings;

•  Investments in mortgage loans that are impaired are reported at the estimated fair value of the underlying collateral less estimated costs to obtain and sell such collateral. If the estimated fair value of the impaired loan subsequently increases, the mortgage loan's carrying value may not be adjusted to reflect this increase in value. Under GAAP, impaired mortgage loans may also be assessed using observable market price or discounted cash flow ("DCF") methodologies using the loan's original effective interest rate. If the value of the impaired mortgage loan subsequently increases, under GAAP, the mortgage loan's carrying value may be adjusted to reflect this increase, through a decrease in a specific valuation allowance;

•  An Asset Valuation Reserve ("AVR") liability is established, based upon a formula prescribed by the NAIC, to offset potential credit-related investment losses on all invested assets. Changes in the AVR are charged or credited directly to surplus. Under GAAP, no such reserve is required;

•  An Interest Maintenance Reserve ("IMR") is established to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into net investment income over the remaining years to expected maturity of the assets sold; whereas under GAAP, available-for-sale bonds and mortgage loan gains and losses on disposal are reported in earnings in the period that the assets are sold;

•  Derivatives that do not meet the criteria for hedge accounting are carried at estimated fair value with changes in their estimated fair value reported in changes in capital and surplus, except for: (i) income generation derivatives, which are carried at cost; (ii) derivatives used in replication synthetic asset transactions ("RSATs"), which are carried at amortized cost; and (iii) exchange-traded futures, which are carried at the amount of cash deposits outstanding. Under GAAP, if a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses);

•  Deferred income tax is calculated based on temporary differences between MA SAP and tax-basis reporting, subject to certain asset admission limitations for DTAs, rather than the difference between GAAP and tax-basis reporting, without asset admission limitations;

•  For loss contingencies, when no amount within management's estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued; whereas under GAAP, the minimum amount in the range is accrued. In addition, the timing of recognition of certain costs related to loss contingencies may be different;

•  Gains on certain economic transactions with related parties, defined as arm's-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under MA SAP rather than deferred until the assets are sold to third parties as required under GAAP;

•  Under MA SAP, liabilities reported or disclosed at fair value do not incorporate the Company's non-performance risk, as they do in GAAP.

Accounting Changes and Correction of Errors

The Company had no accounting changes or correction of errors during 2024.

GAAP Equity and Income (Unaudited)

GAAP consolidated net income (loss) attributable to the Company was $22 million, $26 million, and ($21) million for the years ended December 31, 2024, 2023, and 2022, respectively. GAAP consolidated stockholder's equity attributable to the Company was $219 million, $178 million, and $335 million at December 31, 2024, 2023, and 2022, respectively.

Use of Estimates

The preparation of financial statements requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements. Management is also required to disclose contingent

8

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

Investments

Income from investments, including amortization of premium, accretion of discount and similar items, is recorded within net investment income, unless otherwise stated herein. Other-than-temporary impairment ("OTTI") losses are recorded as realized capital losses, the cost basis of the investment is reduced and the revised cost basis is not adjusted for subsequent recoveries in value.

Bonds are generally stated at amortized cost, unless they have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value. Unrealized capital losses on bonds having a NAIC designation of 6 are charged directly to surplus. Interest and prepayment fees are recorded when earned. Amortization of premium or accretion of discount is calculated using the constant yield method taking into consideration specified interest and principal provisions over the life of the bonds or estimated timing and amount of prepayments of underlying loans for commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS") and asset-backed securities ("ABS") (collectively "loan-backed securities"). Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities and ABS are estimated using inputs obtained from third party specialists and are based on management's knowledge of the current market. For credit-sensitive mortgage-backed securities and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities and ABS, the effective yield is recalculated on a retrospective basis.

The NAIC has adopted revised designation methodologies for loan-backed securities based on the NAIC's estimate of expected losses on such securities. The revised designation methodologies resulted in certain loan-backed securities having an initial NAIC designation and a final NAIC designation, which were used for determining the carrying value of the security and for annual statement and risk-based capital ("RBC") reporting, respectively. Loan-backed securities with initial NAIC designations of 1 through 5 are stated at amortized cost. Loan-backed securities with an initial NAIC designation of 6 are stated at the lower of amortized cost or estimated fair value and are reported in accordance with the final NAIC designations.

The Company periodically evaluates bonds for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 3 " — Evaluating Temporarily Impaired Bonds for OTTI." Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) both the Company's intent to sell a security before the recovery of its estimated fair value and its intent and ability to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost; (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities and ABS; (viii) the potential for impairments due to weakening foreign currencies on foreign currency denominated bonds that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

The Company recognizes an OTTI loss in earnings for a loan-backed security in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered. In such situations, the OTTI loss recognized in earnings is the entire difference between the security's amortized cost and its estimated fair value only when either: (i) the Company intends to sell the security or (ii) the Company does not have the intent and ability to retain the security for the time sufficient to recover the amortized cost basis. Non-interest related OTTI losses are recorded through the AVR and interest related losses through the IMR. If neither of the two conditions exists, and the Company has the intent and ability to hold the security but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI loss.

9

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

The determination of estimated fair values for securities and other investments is described in Note 2.

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium, discount or deferred fees, and are net of valuation allowances. Interest income and prepayment fees are recorded when earned. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premium and accretion of discount are recorded using the effective yield method. Gains and losses from sales of loans are recorded in net realized capital gains (losses).

Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Valuation allowances are established both on a loan specific basis and, in certain circumstances described below, for pools of loans. Valuation allowances are determined separately for each of the loan portfolio segments: commercial and agricultural. In conjunction with the valuation allowance process, management identifies mortgage loans to be placed on a nonaccrual status at which time the Company recognizes income on the cash method.

Specific valuation allowances are established using the same methodology for both portfolio segments and a common evaluation framework is used for establishing general valuation allowances for the loan portfolio segments; however, a separate general valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs that are unique to each loan portfolio segment. The Company records specific valuation allowances for impaired mortgage loans when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual mortgage loans being impaired, loan specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the loan's underlying collateral (as determined by acceptable appraisal methodologies) less estimated costs to obtain and sell such collateral. Changes in these loan specific valuation allowances are reported within net realized capital gains (losses). General valuation allowances are established for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loans with similar loan- to-value or similar debt service coverage ratio factors. A loss contingency exists when, based on experience, it is probable that a credit event has occurred and the amount of credit loss can be reasonably estimated. These evaluations are based upon several loan portfolio segment specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years or more of historical experience in these evaluations. These evaluations are revised as conditions change and new information becomes available. The general valuation allowance is established when the amount of the loan loss contingency is greater than the mortgage component of the AVR, and the amount recorded is the excess of the loss contingency amount over the mortgage component of the AVR. If the mortgage component of the AVR is greater than the loss contingency amount, no general valuation allowance is recorded. Changes in the general valuation allowance are included in change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

All commercial loans are monitored on an ongoing basis which may include an analysis of the property's financial statements and rent rolls, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios and tenant creditworthiness. The monitoring process for commercial loans focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews of the agricultural loan portfolio on a geographic and sector basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis, by aggregating groups of loans that have similar risk characteristics for potential credit loss. General valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to- value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of

10

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

the loan portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

The Company may grant concessions related to a particular borrower's financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the recurring portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Cash equivalents, which are short-term, highly liquid securities and other investments with original maturities of three months or less at date of purchase, are stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at date of purchase and are generally stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Contract loans are stated at unpaid principal balance. If the unpaid balance of the loan exceeds the cash surrender value or policy reserves, the excess of the unpaid balance of the loan over the cash surrender value or policy reserves is evaluated for collectability. If the amount is considered uncollectible, it is written off as a reduction of net investment income in the Statutory Statements of Operations and Changes in Capital and Surplus during the period it is determined to be uncollectible. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Other invested assets consist primarily of other limited partnership interests and joint ventures. Other limited partnership interests and joint ventures are carried at the underlying audited GAAP equity, with the Company's share of undistributed earnings and losses included in change in General Account net unrealized capital gains (losses) which is credited or charged directly to surplus. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. Dividends or distributions received are recognized to the extent they are not in excess of undistributed accumulated earnings. Dividend and distributions in excess of undistributed accumulated earnings are recorded as a reduction to the carrying value of the investment. The Company also periodically evaluates the partnerships' unrealized losses for recoverability. In addition to the partnerships performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairment. The Company considers financial and other information provided by such entities, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

Derivatives

The Company may be exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. All of the Company's derivatives are bilateral contracts between two counterparties ("OTC-bilateral"). The Company uses swaps and forwards to manage risks that may include interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. Derivative hedges are designed to reduce risk on an economic basis while considering their impact on accounting results and statutory capital. To a lesser extent, the Company may use credit derivatives to synthetically replicate

11

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

investment risks and returns which are not readily available in the cash market (referred to herein as Replication Synthetic Asset Transactions ("RSATs")).

MA SAP restricts the Company's use of derivatives to: (i) hedging activities intended to offset changes in the estimated fair value of assets held, obligations and anticipated transactions; (ii) income generation transactions to generate additional income or return on covering assets; and (iii) RSATs to reproduce the investment characteristics of otherwise permissible investments. The Company is prohibited from using derivatives for speculation. OTC derivatives are carried on the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus either as derivative assets or derivative liabilities.

The Company does not offset the values recognized for derivatives executed with the same counterparty under the same master netting agreement. This policy applies to the recognition of derivative assets and derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

To qualify for hedge accounting under SSAP No. 86, Derivatives ("SSAP 86"), at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of the variability of cash flows to be received or paid related to a forecasted transaction or a recognized asset or liability ("cash flow hedge"). In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company may hold cash flow and estimated fair value derivatives that hedge various assets and liabilities including bonds and liability portfolios; the derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, if the derivatives meet the criteria for highly effective hedges. Bonds that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, the derivatives hedging such bonds are also carried at amortized cost. Bonds that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, the derivatives hedging such bonds are also carried at the lower of amortized cost or estimated fair value. Any hedged liabilities of the Company are carried at amortized cost; therefore, the derivatives hedging liabilities are also carried at amortized cost. Effective foreign currency swaps have a foreign currency adjustment reported in capital and surplus pursuant to SSAP 86 by using the same procedures as used to translate the hedged item.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the Company removes the designation of the hedge.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative is carried at its estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. If the hedged item is sold, the gain or loss on the derivative is realized but is subject to the IMR.

To the extent the Company does not designate a derivative for hedge accounting, the derivative is carried at estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

The Company carries RSATs at amortized cost. Upon termination of an RSAT, the gain or loss on the derivative is realized but is subject to the IMR.

Cash flows associated with purchases and sales of derivative instruments, including realized gains and losses and unrealized gains and losses are recognized in cash from investments. Cash flows associated with other income with derivative instruments are recognized in cash from operations.

12

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Insurance Reserves and Annuity and Other Fund Reserves

Reserves for permanent plans of individual life insurance, universal life plans and certain term plans are computed on the Net Premium Method or Commissioners' Reserve Valuation Method as appropriate. Reserves for individual annuity contracts are computed on the Net Level Premium Method, the Net Single Premium Method, Commissioners' Annuity Reserve Valuation Method or VM-21 as appropriate. Reserves for group annuity contracts are computed on the Net Single Premium Method or VM-21 as appropriate. The reserves are based on mortality, morbidity and interest rate assumptions prescribed by Massachusetts Insurance Law. Such reserves are sufficient to provide for contractual surrender values.

Periodically, to reflect changes in circumstances or regulatory requirements, the Company may change the assumptions, methodologies or procedures used to calculate reserves. Primarily, the changes in methodologies and procedures, or changes in "valuation basis," are recorded as direct adjustments to surplus cumulatively in the accounting year applied, whereas generally, changes in reserves, including certain actuarial assumptions, are reflected in net income.

Reserves for deposit-type contracts, which do not subject the reporting entity to any risks arising from policyholder mortality or morbidity, are equal to deposits received and interest credited to the benefit of contract holders, less fees and other charges assessed and surrenders or withdrawals that represent a return to the contract holders.

Dividends Due to Policyholders

Policyholder dividends are determined annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Asset Valuation Reserve and Interest Maintenance Reserve

The Company has established an AVR and IMR for the General Account and Separate Account investments, where required. An AVR is established for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account and any Separate Accounts, not carried at estimated fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related Federal income tax. IMR amortization, as calculated under the Grouped Method as specified by MA SAP, is included in net investment income. Net realized capital gains (losses) are presented net of Federal income tax expense or benefit and IMR transfer.

Income

In general, premiums are recognized as income when due from policyholders under the terms of the insurance contract. Investment income is recognized as income when earned. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

Benefits and Expenses

Expenses, including policy acquisition costs and Federal income tax, are charged to operations as incurred. Amounts received as payment for and amounts representing return of policyholder balances relating to deposit-type contracts are not reported as income or benefits but are recorded directly to the liability for deposit-type contracts.

The Company accrues for policyholder dividends and accounts for them under various methods dependent upon the dividend type. Cash option dividends are recognized when earned and paid in cash on the policy anniversary date. Reduced annual premium option dividends earned on the policy anniversary date are credited against the next premium. Paid up additions option dividends earned on the policy anniversary date are applied to buy paid up insurance in the form of a single premium. Dividend accumulation option dividends are recognized when earned by policyholders, remain on deposit with the Company and earn interest. Terminal dividends are recognized when earned and paid at death or maturity of policy.

Foreign Currency Translation

The Company also holds investments denominated in foreign currencies, which are carried at the foreign exchange spot rate at the end of the year. Any increases or decreases in the carrying amount of the Company's investments in investments denominated in foreign currencies due to changes in exchange rates between years are recorded as a change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

13

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Separate Account Operations

Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (generally stated at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities. Investment income and realized and unrealized capital gains and losses on the investments of the Separate Accounts, accrue directly to contract holders and accordingly, are not reflected in the Company's Statutory Statements of Operations and Changes in Capital and Surplus and Cash Flow.

Income Tax

For the year ended December 31, 2022, the Company filed a stand-alone Federal income tax return. Beginning with the tax year ended December 31, 2023, Brighthouse and certain of its subsidiaries, including the Company (collectively the "Consolidating Companies"), file a consolidated return. In furtherance thereof, such parties joined a new tax sharing agreement, pursuant to which taxes are computed on a modified separate return basis with benefits for losses.

The future tax consequences of temporary differences between statutory financial reporting and tax basis of assets and liabilities are measured at the financial reporting dates and are recorded as DTA and deferred tax liabilities ("DTL"), subject to certain limitations. Changes in DTA and DTL, including changes attributable to changes in tax rates and changes in tax status, if any, are recognized as a separate component of gains and losses in unassigned surplus (deficit).

DTA are limited to: (i) the amount of Federal income tax paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service ("IRS") tax loss carryback provisions, not to exceed three years; (ii) an amount expected to be realized within the applicable period that is no greater than the applicable percentage of statutory capital and surplus as required to be shown on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus for the current reporting period's statement, adjusted to exclude any net DTA, electronic data processing equipment and operating software and any net positive goodwill plus; (iii) the amount of remaining gross DTA that can be offset against existing gross DTL. Any remaining DTA are nonadmitted.

The realization of DTA depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that DTA will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

•  the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

•  the jurisdiction in which the DTA was generated;

•  the length of time that carryforwards can be utilized in the various taxing jurisdictions;

•  future taxable income exclusive of reversing temporary differences and carryforwards;

•  future reversals of existing taxable temporary differences;

•  taxable income in prior carryback years; and

•  tax planning strategies.

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on DTA significantly change or when receipt of new information indicates the need for an adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income taxes and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax

14

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest and penalties as a component of income tax expense.

Related Party Transactions

A transaction between related parties involving the exchange of assets or liabilities is classified as either an economic transaction or a non-economic transaction. An economic transaction is defined as an arm's-length transaction which results in the transfer of risks and rewards of ownership and represents a consummated act thereof, i.e., "permanence." Non-economic transactions between the Company and a related party insurance entity are recorded at the lower of existing book values or estimated fair values at the date of the transaction. Non-economic transactions between the Company and related parties that are not insurance entities are recorded at the estimated fair value at the date of the transaction; however, to the extent that the transaction results in a gain, an offsetting unrealized capital loss and liability is recorded to defer any impact on surplus. Economic transactions between the Company and other related parties are recorded at estimated fair value at the date of the transaction. A transaction involving services between related parties is recorded at the amount charged and is generally subject to regulatory approval.

Note 2 — Fair Value Information

Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Estimated Fair Value of All Financial Instruments

Information related to the estimated fair value of financial instruments is shown below at December 31, (in millions):

	2024
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$725	$835	$26	$699	$—
Mortgage loans	29	32	—	—	29
Cash, cash equivalents and short-term investments	170	170	170	—	—
Contract loans	458	398	—	43	415
Derivative assets (1)	12	13	—	12	—
Other invested assets	1	2	—	1	—
Investment income due and accrued	13	13	—	13	—
Separate Account assets	6,631	6,631	—	6,631	—
Total assets	$8,039	$8,094	$196	$7,399	$444
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$9	$9	$—	$—	$9
Payable for collateral received	11	11	—	11	—
Investment contracts included in Separate Account liabilities	2	2	—	2	—
Total liabilities	$22	$22	$—	$13	$9

15

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

	2023
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$789	$889	$29	$760	$—
Mortgage loans	31	34	—	—	31
Cash, cash equivalents and short-term investments	53	53	53	—	—
Contract loans	481	393	—	39	442
Derivative assets (1)	10	11	—	10	—
Other invested assets	2	2	—	2	—
Investment income due and accrued	17	17	—	17	—
Separate Account assets	6,581	6,581	—	6,581	—
Total assets	$7,964	$7,980	$82	$7,409	$473
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$10	$10	$—	$—	$10
Payable for collateral received	11	11	—	11	—
Investment contracts included in Separate Account liabilities	2	2	—	2	—
Total liabilities	$23	$23	$—	$13	$10

(1)  Classification of derivatives is based on each derivative's positive (asset) or negative (liability) book/adjusted carrying value, which equals the net admitted assets and liabilities.

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 —  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 —  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Determination of Estimated Fair Value

The Company defines estimated fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In general, the estimated fair value of investments classified within Level 1 are based on quoted prices in active markets that are readily and regularly obtainable. These investments are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment. Investments classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 discussions. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use

16

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing such investments to be classified in Level 3.

Bonds, Cash, Cash Equivalents and Short-term Investments

For Level 1 assets, the estimated fair value is determined using quoted prices in active markets that are readily and regularly obtainable. Additionally, as the estimated fair value for cash approximates carrying value, due to the nature of cash, it is classified as Level 1.

For Level 2 assets, estimated fair values are determined using an income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, and duration for Level 2 assets. Privately-placed securities are valued using additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

For Level 3 assets, estimated fair values are determined using a market approach. The estimated fair value is determined using matrix pricing or consensus pricing, with the primary inputs being quoted and offered prices.

Mortgage Loans

For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar mortgage loans. The estimated fair values for impaired mortgage loans are principally obtained by estimating the fair value of the underlying collateral using market standard appraisal and valuation methods. Mortgage loans valued using significant unobservable inputs are classified in Level 3.

Contract Loans

The estimated fair value for contract loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, using observable inputs and is classified as Level 2. For contract loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar contract loans determined based on the nature of the underlying insurance liabilities, using unobservable inputs and is classified in Level 3.

Derivatives

For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, estimated fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect the net change in capital and surplus.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and

17

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Other Invested Assets

The estimated fair value of other invested assets is determined using the methodologies as described in the above sections titled "Bonds, Cash, Cash Equivalents and Short-term Investments", based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

Investment Income Due and Accrued

Due to the short-term nature of investment income due and accrued, the Company believes there is minimal risk of material changes in interest rates or the credit of the issuer such that estimated fair value approximates carrying value. These amounts are generally classified as Level 2.

Separate Account Assets and Investment Contracts Included in Separate Account Liabilities

For Separate Account assets classified as Level 2 assets, estimated fair values are determined using either a market or income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary input being quoted securitization market price determined principally by independent pricing services using observable inputs or quoted prices or reported net asset value ("NAV") provided by the fund managers.

Investment contracts included in Separate Account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts. The carrying value of these Separate Account liabilities, which represents an equivalent summary total of the Separate Account assets supporting these liabilities, approximates the estimated fair value. These investment contracts are classified as Level 2 to correspond with the Separate Account assets backing the investment contracts.

The difference between the estimated fair value of investment contracts included in Separate Account liabilities in the table above and the total recognized in the Statutory Statements of Assets, Liabilities, Surplus and Other Funds represents amounts due under contracts that are accounted for as insurance contracts.

Investment Contracts Included in Liability for Deposit-Type Contracts

The estimated fair value of investment contracts included in the liability for deposit-type contracts is estimated by discounting best estimate future cash flows based on assumptions that market participants would use in pricing such liabilities, with consideration of the Company's non-performance risk (own-credit risk) not reflected in the fair value calculation. The assumptions used in estimating these fair values are based in part on unobservable inputs classified in Level 3.

Payable for Collateral Received

The estimated fair value of amounts payable for collateral received approximates carrying value as these obligations are short-term in nature. These amounts are generally classified in Level 2.

Assets and Liabilities Measured and Reported at Estimated Fair Value at Reporting Date

Hierarchy Table

The following tables provide information about financial assets and liabilities measured and reported at estimated fair value at December 31, (in millions):

	2024
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Derivative assets (1)
Foreign currency exchange rate	$—	$2	$—	$2
Separate Account assets (2)	—	6,631	—	6,631
Total assets	$—	$6,633	$—	$6,633
18

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

	2023
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Derivative assets (1)
Foreign currency exchange rate	$—	$2	$—	$2
Separate Account assets (2)	—	6,581	—	6,581
Total assets	$—	$6,583	$—	$6,583

(1)  Derivative assets presented in the table above represent only those derivatives that are carried at estimated fair value. Accordingly, the amounts above exclude derivatives carried at amortized cost, which include highly effective derivatives and RSATs.

(2)  Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (stated generally at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities.

See "Determination of Estimated Fair Value" above for a description of the valuation technique(s) and the inputs used in the estimated fair value measurement for assets and liabilities measured and reported at estimated fair value.

Note 3 — Investments

Bonds by Sector

The following table presents the book/adjusted carrying value, gross unrealized gains and losses and estimated fair value of bonds owned at December 31, (in millions):

	2024				2023
	Book/ Adjusted Carrying	Gross Unrealized		Estimated	Book/ Adjusted Carrying	Gross Unrealized		Estimated Fair
	Value	Gains	Losses	Fair Value	Value	Gains	Losses	Value
Bonds
U.S. corporate	$457	$—	$75	$382	$481	$—	$66	$415
U.S. government and agency	97	—	10	87	95	1	5	91
Foreign corporate	74	—	3	71	86	—	5	81
CMBS	71	—	7	64	83	—	12	71
State and political subdivision	69	1	11	59	72	—	10	62
RMBS	61	—	5	56	67	1	4	64
ABS	6	—	—	6	5	—	—	5
Total bonds	$835	$1	$111	$725	$889	$2	$102	$789

The Company held non-income producing bonds with a book/adjusted carrying value of less than $1 million at December 31, 2024. The Company did not hold any non-income producing bonds at December 31, 2023.

Maturities of Bonds

The book/adjusted carrying value and estimated fair value of bonds, by contractual maturity, were as follows at December 31, 2024 (in millions):

	Book/Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$20	$20
Due after one year through five years	211	202
Due after five years through ten years	120	115
Due after ten years	346	262
Subtotal	697	599
Loan-backed securities	138	126
Total	$835	$725

19

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Bonds not due at a single maturity date have been presented in the year of final contractual maturity. Loan-backed securities are shown separately, as they are not due at a single maturity.

Cash equivalents and short-term investments have contractual maturities of one year or less.

Continuous Gross Unrealized Losses for Bonds — By Sector

The following table presents the estimated fair value and gross unrealized losses of bonds in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous gross unrealized loss position at December 31, (in millions, except number of securities):

	2024				2023
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. corporate	$14	$—	$350	$75	$9	$—	$389	$66
U.S. government and agency	51	1	25	9	30	—	25	5
Foreign corporate	15	—	37	3	—	—	69	5
CMBS	—	—	63	7	—	—	71	12
State and political subdivision	7	1	43	10	—	—	55	10
RMBS	5	—	14	5	5	—	16	4
ABS	—	—	5	—	—	—	5	—
Total bonds	$92	$2	$537	$109	$44	$—	$630	$102
Total number of securities in an unrealized loss position	26		214		14		250

Loan-backed Security Holdings — OTTI Losses

The Company did not impair any loan-backed securities to estimated fair value during the year ended December 31, 2024 because of either (i) an intent to sell the security or (ii) the inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost.

At December 31, 2024, the loan-backed securities for which the Company recognized an OTTI loss during the year ended December 31, 2024, measured as the difference between amortized cost and estimated present value of projected future cash flows to be collected, were as follows (in whole dollars):

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost after OTTI	Estimated Fair Value at Time of OTTI	Date of Financial Statement Where Reported
12591KAH8	$3,156,077	$1,791,950	$1,364,127	$1,791,950	$1,792,227	3/31/2024
362256AC3	$1,104,260	$1,087,426	16,834	$1,087,426	$1,060,477	3/31/2024
12591KAH8	$1,791,950	$1,547,453	244,497	$1,547,453	$1,547,981	6/30/2024
61751JAK7	$959,236	$907,385	51,851	$907,385	$873,067	6/30/2024
362256AC3	$1,066,596	$1,047,203	19,393	$1,047,203	$1,037,193	9/30/2024
Total			$1,696,702

Evaluating Temporarily Impaired Bonds for OTTI

As more fully described in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its securities holdings in accordance with its OTTI policy in order to evaluate whether such investments are other than temporarily impaired. These securities were included in the Company's OTTI review process. With respect to loan-backed securities in the bond portfolio, the Company performs scenario analyses. The scenarios attempt to project future delinquencies and principal losses. Based upon the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other than temporarily impaired. Future impairments will depend primarily on economic fundamentals, issuer performance (including changes in

20

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

estimated present value of projected future cash flows to be collected) and changes in credit ratings, collateral valuations, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, additional impairments may be incurred in upcoming periods.

Gross unrealized losses on bonds increased $9 million during the year ended December 31, 2024 to $111 million from $102 million at December 31, 2023. The increase in gross unrealized losses for the year ended December 31, 2024 was primarily attributable to increasing interest rates.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at December 31, (dollars in millions):

	2024		2023
	Amount	Percent	Amount	Percent
Agricultural	$28	88%	$30	88%
Commercial	4	12	4	12
Total mortgage loans, net	$32	100%	$34	100%

The Company had mortgage loan participations of $4 million at both December 31, 2024 and 2023.

Valuation Allowance by Portfolio Segment

At both December 31, 2024 and 2023, there were no valuation allowances on mortgage loans.

Geographic Diversification, Loan Origination and Interest Rate Changes

Mortgage loans are collateralized by real estate located in the United States and are diversified by geographic region. States where the associated real estate was located that were 5% or more of the Company's total mortgage loans at December 31, 2024 were as follows:

State	Percent of Total Mortgage Loans
California	32%
Florida	27
Missouri	16
Illinois	12
Total	87%

Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. From time to time, the Company may originate loans in excess of 75% of the purchase price of the underlying real estate, if underwriting risk is sufficiently within the Company's standards. The maximum percentage of any one loan to the value of the underlying real estate at the time of the origination and originated during the year ended December 31, 2024 was 49%. The Company did not originate any mortgage loans during the year ended December 31, 2023.

The Company did not reduce interest rates on mortgage loans during the years ended December 31, 2024 and 2023.

Credit Quality of Agricultural Mortgage Loans

Information about the credit quality of agricultural mortgage loans is presented below at December 31, (dollars in millions):

	2024		2023
Loan-to-value ratios:	Recorded Investment	% of Total	Recorded Investment	% of Total
Less than 65%	$28	100%	$30	100%

21

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Credit Quality of Commercial Mortgage Loans

Information about the credit quality of commercial mortgage loans is presented below at December 31, (dollars in millions):

	2024
	Recorded Investment
Loan-to-value ratios:	Debt-Service Coverage Ratio >1.20x	% of Total
Less than 65%	$2	54%
65% to 75%	—	—
76% to 80%	1	12
Greater than 80%	1	34
Total	$4	100%
	2023
	Recorded Investment
Loan-to-value ratios:	Debt-Service Coverage Ratio >1.20x	% of Total
Less than 65%	$2	55%
65% to 75%	1	33
76% to 80%	—	—
Greater than 80%	1	12
Total	$4	100%

Age Analysis and Nonaccrual Status of Mortgage Loans

The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as current at both December 31, 2024 and 2023. The Company defines delinquent mortgage loans, consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans — 60 days and agricultural mortgage loans — 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at either December 31, 2024 or 2023.

Impaired Mortgage Loans

The Company had no impaired mortgage loans at either December 31, 2024 or 2023.

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company had no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2024, or 2023.

Concentrations of Credit Risk

The following table presents the book/adjusted carrying value of investments in any counterparty that were greater than 10% of surplus at December 31, (in millions):

	2024	2023
U.S government and agency securities	$204	$97
New York state and political subdivision bonds	—	17
California state and political subdivision bonds	—	17
Kite Reality Trust Group	—	15
Total	$204	$146

22

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Restricted Assets

The table below provides a summary of restricted assets, all of which are included in the General Account, at book/adjusted carrying value at December 31, (dollars in millions):

	2024			2023
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
State deposits	$3	0.0%	0.0%	$3	0.0%	0.0%

Derivatives

Types of Derivatives

The table below provides a summary of the notional amount, book/adjusted carrying value, estimated fair value and primary underlying risk exposure by type of derivative held at December 31, (in millions):

		2024			2023
Primary Underlying Risk Exposure	Instrument Type	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value
Foreign currency exchange rate	Foreign currency swaps	$56	$13	$12	$56	$11	$10

Foreign Currency Exchange Rate Derivatives

The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Hedging

Cash Flow Hedges

The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the effectiveness requirements of SSAP 86.

All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

For the years ended December 31, 2024, 2023, and 2022, there were no gains (losses) related to cash flow derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

In certain instances, the Company may discontinue cash flow hedge accounting because it is no longer probable that the original forecasted transactions will occur by the end of the originally specified time period or within two months of the anticipated date. For the years ended December 31, 2024, 2023, and 2022, there were no gains (losses) related to such discontinued cash flow hedges.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2024, 2023, and 2022.

Non-qualifying Derivatives

The Company enters into the following derivatives that do not qualify for hedge accounting under SSAP 86: foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates.

Derivatives for Other than Hedging Purposes

The Company enters into credit default swaps used in RSATs for other than hedging purposes under SSAP 86.

23

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

The Company did not hold derivatives for other than hedging purposes at December 31, 2024 or 2023.

The Company had no net realized gains (losses) on the derivatives for other than hedging purposes, for the years ended December 31, 2024, 2023, and 2022.

Off-Balance Sheet Risk and Credit Risk

The table below summarizes the notional amount of the Company's financial instruments (derivatives that are designated as effective hedging instruments and derivatives used in replications) with off-balance sheet credit risk at December 31, (in millions):

	Asset
	2024	2023
Foreign currency swaps	$8	$18

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC- bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which may require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by clearing brokers or central clearing counterparties to such derivatives.

Off-balance sheet credit exposure is the excess of positive estimated fair value over positive book/ adjusted carrying value for the Company's highly effective hedges and derivatives used in replications at the reporting date. All collateral received from counterparties to mitigate credit-related losses is deemed worthless for the purpose of calculating the Company's off-balance sheet credit exposure. The off-balance sheet credit exposure of the Company's swaps was less than $1 million for each of the years ended December 31, 2024 and 2023.

The estimated fair value of collateral consisting of various securities received by the Company on its OTC-bilateral derivatives as variation margin was $1 million and $0 at December 31, 2024 and 2023, respectively.

The Company enters into various collateral arrangements, which may require both the pledging and accepting of collateral in connection with its derivatives. The Company did not pledge any collateral in connection with its OTC derivatives at December 31, 2024 and 2023.

The table below summarizes the collateral received by the Company in connection with its OTC derivatives as of December 31, (in millions):

	Cash (1)		Securities (2)		Total
	2024	2023	2024	2023	2024	2023
Variation Margin:
OTC-bilateral	$11	$11	$1	$—	$12	$11

(1)  Cash collateral received is reported in cash, cash equivalents and short-term investments and the obligation to return the collateral is reported in aggregate write-ins for liabilities as cash collateral received on derivatives.

(2)  Securities collateral received is held in separate custodial accounts and is not reflected in the financial statements.

24

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company or the counterparty. In addition, the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, were as follows (in millions):

	2024	2023	2022
Bonds	$32	$35	$36
Mortgage loans	1	2	2
Cash, cash equivalents and short-term investments	6	4	1
Contract loans	22	22	22
Derivatives	1	1	1
Other	1	—	2
Gross investment income	63	64	64
Less: investment expenses	3	3	2
Net investment income, before IMR amortization	60	61	62
IMR amortization	—	1	1
Net investment income	$60	$62	$63

Net Realized Capital Gains (Losses), Net of Federal Income Tax and Interest Maintenance Reserve Transfer

Net realized capital gains (losses) on investments and derivatives for the years ended December 31, were as follows (in millions):

	2024	2023	2022
Bonds	$(4)	$(11)	$(5)
Derivatives	—	1	—
Net realized capital gains (losses), before Federal income tax	(4)	(10)	(5)
Less: Federal income tax expense (benefit)	—	(2)	—
Net realized capital gains (losses), before IMR transfer	(4)	(8)	(5)
IMR transfer, net of Federal income tax expense (benefit) of less than $1 million, $2 million, and $1 million, respectively	(2)	(9)	(4)
Net realized capital gains (losses), net of Federal income tax and IMR transfer	$(2)	$1	$(1)

25

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Proceeds from Sales and Disposals and Realized Capital Gains (Losses) on Bonds

Proceeds from sales or disposals of bonds, the related gross realized capital gains (losses) on bonds, which are generally determined on a specific identification basis, and the related foreign exchange capital gains (losses) on bonds were as follows for the years ended December 31, (in millions):

	2024	2023	2022
Proceeds from sales and disposals	$63	$94	$89
Gross realized capital gains on sales	$—	$—	$—
Gross realized capital losses on sales	$(2)	$(11)	$(4)
Foreign exchange capital losses on sales	$—	$—	$—
OTTI losses — bonds	$(2)	$—	$(1)

Prepayment Penalty and Acceleration Fees

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature. The number of securities sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee were as follows for the years ended December 31, (in millions, except number of securities):

	2024	2023	2022
Number of CUSIPs	3	—	7
Aggregate Amount of Investment Income (1)	$—	$—	$—

(1)  Aggregate Amount of Investment Income for the year ended December 31, 2024, December 31, 2023 and December 31, 2022 was less than $1 million, $0, and less than $1 million, respectively.

Interest Income Due and Accrued

The gross, nonadmitted amounts for interest income due and accrued as of December 31, 2024 were as follows (in millions):

Interest Income Due and Accrued:

1 Gross	$13
2 Nonadmitted	—
3 Admitted	$13

As of December 31, 2024, the Company had aggregate deferred interest of $0.

As of December 31, 2024, the Company had cumulative amounts of paid-in-kind ("PIK") interest included in the current principal balance of $0.

Note 4 — Related Party Information

Service Agreements

The Company is a party to service agreements with its affiliates, including, but not limited to, Brighthouse Services, LLC ("Brighthouse Services"), that provide for a broad range of services to be rendered and facilities and equipment to be provided. Services, facilities and equipment are requested by the recipient as deemed necessary for its operations. These agreements involve cost allocation arrangements, under which the recipient pays the provider for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the services, facilities and equipment provided. There are also a number of other service arrangements with affiliates pursuant to which the provider, at the request of the recipient, renders specified services for a stated fee. Income and expenses under these agreements are reflected in other income (loss) and insurance expenses and taxes (other than Federal income and capital gains taxes), respectively, on the Statutory Statements of Operations and Changes in Capital and Surplus.

26

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Reinsurance Agreements

The Company has reinsurance agreements with Brighthouse Life Insurance Company ("Brighthouse Insurance") and Brighthouse Reinsurance Company of Delaware ("BRCD"), both of which are related parties.

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2024	2023	2022
Premiums and annuity considerations	$(10)	$(11)	$(12)
Reserve adjustments on reinsurance ceded	$(435)	$(301)	$(317)
Benefits payments	$(448)	$(341)	$(329)
Changes to reserves, deposit funds and other policy liabilities	$105	$(170)	$(130)

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2024	2023
Reserves for life and health insurance, annuities and deposit-type contracts	$(572)	$(676)
Funds held under reinsurance treaties	$24	$27

The Company ceded a block of business to BRCD, on a 90% coinsurance with funds withheld basis. This agreement covers certain term policies issued by the Company in 2007 and 2008. Ceded aggregate reserves related to this business were $48 million and $55 million at December 31, 2024 and 2023, respectively; the Company recorded a funds withheld liability of $24 million and $27 million at December 31, 2024 and 2023, respectively; ceded premiums related to this business were $1 million for both years ended December 31, 2024 and 2023, and $2 million for the year ended December 31, 2022, and pre-tax income (loss) was ($8) million for the year ended December 31, 2024, ($4) million for the year ended December 31, 2023, and ($3) million for the year ended December 31, 2022.

The Company ceded certain variable annuities, including guaranteed minimum benefits, to Brighthouse Insurance. Financial impacts recorded by the Company for this business were aggregate ceded reserves of $351 million and $413 million at December 31, 2024 and 2023, respectively; ceded premiums of $3 million, $2 million, and $6 million for the years ended December 31, 2024, 2023, and 2022, respectively; ceded reserve adjustments on reinsurance of $435 million, $301 million, and $317 million for the years ended December 31, 2024, 2023, and 2022, respectively; and ceded benefits of $435 million, $318 million, and $314 million for the years ended December 31, 2024, 2023, and 2022, respectively.

The Company ceded 100% of its share of the liabilities for certain guaranteed benefits riders to Brighthouse Insurance. The Company's aggregate ceded reserves related to this business were $172 million and $208 million at December 31, 2024 and 2023, respectively; and ceded premiums were $6 million, $7 million, and $7 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Investments

The Company did not report any investments in an insurance subsidiary, controlled and affiliated ("SCA"), for which the statutory capital and surplus reflects a departure from the NAIC statutory accounting practices and procedures during the year ended December 31, 2024.

Other

The Company has entered into a Limited Liability Company Agreement (the "Agreement") with Brighthouse Investments Advisers, LLC and several other affiliates that are also members of Brighthouse Advisers. Among other things, the Agreement sets forth provisions for the allocation of income and losses to the members of Brighthouse Advisers, including the Company.

The Company has receivables and payables with affiliates for services necessary to conduct its business. Amounts admitted are expected to be settled within 90 days. Receivables from affiliates, included in other assets, totaled $3 million at both December 31, 2024 and 2023. Payables to affiliates, included in other liabilities, totaled $6 million and $3 million at December 31, 2024 and 2023, respectively.

27

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Note 5 — Premium and Annuity Considerations Deferred and Uncollected

Premium and annuity considerations deferred and uncollected at December 31, were as follows (in millions):

	2024		2023
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$16	$12	$11	$8

Note 6 — Reinsurance and Other Insurance Transactions

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures portions of certain level premium term life policies to BRCD. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

For its individual annuity business, the Company reinsures to Brighthouse Insurance, 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with certain variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

The Company reinsures its business through a diversified group of highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, and funds withheld accounts. No single unrelated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance agreement. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

The financial statements include the impact of reinsurance. Information regarding the significant effects of related and unrelated reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2024	2023	2022
Premiums and annuity considerations	$(38)	$(49)	$(49)
Reserve adjustments on reinsurance ceded	$(435)	$(301)	$(317)
Benefits payments	$(480)	$(380)	$(388)
Changes to reserves, deposit funds and other policy liabilities	$131	$(143)	$(106)

Information regarding the significant effects of related and unrelated reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2024	2023
Reserves for life and health insurance, annuities and deposit-type contracts:	$(795)	$(936)
Funds held under reinsurance treaties:	$55	$65

The Company has ceded reinsurance to related and unrelated companies that are unauthorized, or not accredited to write reinsurance agreements in the domiciliary state of the Company. The unauthorized reinsurance liability is calculated to record a liability for reserve credits taken that are not fully collateralized by each unauthorized reinsurance company. The unauthorized companies provide collateral to the Company to support the ceded liabilities. The collateral provided includes trust agreements

28

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

and funds held under reinsurance treaties. There was no unauthorized liability balance for the Company at both December 31, 2024, and 2023. Assets held in trust for reinsurance agreements totaled $38 million and $37 million at December 31, 2024, and 2023, respectively. Funds held under reinsurance treaties totaled $24 million and $27 million at December 31, 2024, and 2023, respectively.

Deferred Gains on Reinsurance Agreements

The Company has entered into reinsurance agreements to cede in-force business to reinsurers. These agreements may result in deferred gains on reinsurance, net of income tax, which is recorded in unassigned surplus (deficit). The change in deferred gains on reinsurance is recognized as an adjustment to surplus and is reflected in change in surplus as a result of reinsurance. The rollforward of deferred gains on reinsurance agreements is as follows at December 31, (in millions):

	2024	2023
Balance at beginning of year	$71	$74
Amortization of deferred gains on affiliated reinsurance (1)	(3)	(3)
Balance at end of year	$68	$71

(1)  See Note 4 — Related Party Information — "Reinsurance Agreements" for additional information.

Note 7 — Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Reserves amounting to less than $1 million at both December 31, 2024 and 2023, are held for surrender values in excess of the legally computed reserves.

The method employed in the valuation of substandard policies is identical to the method employed in the valuation of standard policies; a mean reserve method is used, but for substandard policies, the mean reserves are based on appropriate multiples of standard rates of mortality.

At December 31, 2024 and 2023, the Company had $446 million and $65 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division. Direct reserves to cover the above insurance totaled $1 million and less than $1 million at December 31, 2024 and 2023, respectively.

The tabular interest has been determined by formula as described in the NAIC instructions for all traditional product types. For universal life, variable universal life, and flexible premium annuity products, accrued interest credited to the fund balances was used in the calculations of tabular interest.

For the determination of tabular interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation period.

The general nature of other reserve changes are items that include reserves established as a result of asset adequacy analysis, reserves for secondary guarantees on universal life policies and General Account reserves held for variable annuity guaranteed minimum death benefits and for variable annuity guaranteed living benefits.

29

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

The details for other changes at December 31, 2024 are as follows (in millions):

		Ordinary
Item	Total	Life Insurance	Individual Annuities
AG43 standard scenario excess	$—	$—	$—
Increase in Miscellaneous Annuity Reserves	—	—	—
Increase in VM-21 Stochastic Reserve	(89)	—	(89)
For excess of valuation net premiums over corresponding gross premiums	1	1	—
For surrender values in excess otherwise required and carried in this schedule	—	—	—
Guaranteed minimum death benefits	(3)	(3)	—
Reinsurance ceded	89	—	89
Total	$(2)	$(2)	$—

Note 8 — Participating Business

Direct premiums on participating policies in the amount of $10 million, $10 million, and $11 million represented approximately 9%, 8%, and 8% of the Company's direct premiums for the years ended December 31, 2024, 2023, and 2022, respectively.

The amount of incurred policyholder dividends in 2024, 2023, and 2022 as reported in dividends to policyholders, was $2 million, $3 million, and $2 million, respectively. This is equal to the sum of the dividends paid during the year, the change in the amount of dividends due and unpaid, and the change in provision for dividends payable in the following year.

Note 9 — Accident and Health ("A&H") Policy and Claim Liabilities

A&H claim reserves represent the estimated value of the future payments for benefits (losses) and loss adjustment expenses for all incurred claims, whether reported or not. Where applicable, the reserves are adjusted for contingencies and discounted with interest.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

Claim reserves for individual disability policies are discounted using either the 1985 Commissioners Individual Disability Table A (85CIDA) or the 2013 Individual Disability Income Valuation Table (2013 IDIVT). Valuation interest rates depend on the year of disablement. Valuation interest rates range from 3.50% to 6.33% and 3.00% to 3.50% for 85CIDA and 2013 IDIVT, respectively.

Claim reserves for products with short-term liabilities (i.e., dental, short-term disability, accidental death and dismemberment and similar products) are set using current claim completion factors, loss ratio factors and include a provision for uncertainty.

All claim reserves include an expense load to cover future loss adjustment expenses.

30

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Activity for the years ended December 31, in the liability for unpaid accident and health and disability policy and contract claims, included in reserves for life and health insurance and annuities and other policy liabilities, is summarized as follows (in millions):

	2024	2023
Balance at January 1	$4	$4
Incurred related to:
Current year	—	1
Prior years	—	—
Total incurred	—	1
Paid related to:
Current year	—	—
Prior years	(1)	(1)
Total paid	(1)	(1)
Balance at December 31	$3	$4

As a result of changes in estimates of insured events in prior years, the provision for claims decreased by less than $1 million in both 2024 and 2023. The changes in 2024 and 2023 were generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Note 10 — Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuities

Withdrawal characteristics of annuity actuarial reserves, deposit-type contracts and other liabilities without life or disability contingencies at December 31, were as follows (dollars in millions):

Individual Annuities:	2024
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	2,665	2,665	90.9
Total with market value adjustment or at fair value	—	2,665	2,665	90.9
At book value without adjustment	165	—	165	5.6
Not subject to discretionary withdrawal:	86	17	103	3.5
Total (gross)	251	2,682	2,933	100.0%
Reinsurance ceded	(141)	—	(141)
Total (net)	$110	$2,682	$2,792

31

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

	2023
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$2	$—	$2	0.1%
At fair value	—	2,900	2,900	90.8
Total with market value adjustment or at fair value	2	2,900	2,902	90.9
At book value without adjustment	194	—	194	6.1
Not subject to discretionary withdrawal:	78	17	95	3.0
Total (gross)	274	2,917	3,191	100.0%
Reinsurance ceded	(151)	—	(151)
Total (net)	$123	$2,917	$3,040

Withdrawal characteristics of group annuity actuarial reserves at both December 31, 2024 and 2023 were less than $1 million.

Deposit-Type Contracts:	2024
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—
At book value without adjustment	90	—	90	89.6
Not subject to discretionary withdrawal:	9	2	11	10.4
Total (gross)	99	2	101	100.0%
Reinsurance ceded	(90)	—	(90)
Total (net)	$9	$2	$11

32

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

	2023
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—
At book value without adjustment	100	—	100	90.0
Not subject to discretionary withdrawal:	9	1	10	10.0
Total (gross)	109	1	110	100.0%
Reinsurance ceded	(99)	—	(99)
Total (net)	$10	$1	$11

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows (in millions):

	2024	2023
General Account:
Annuities (excluding supplementary contracts with life contingencies)	$69	$84
Supplementary contracts with life contingencies	41	39
Deposit-type contracts	9	10
Subtotal	119	133
Separate Account:
Annuities (excluding supplementary contracts)	2,665	2,900
Supplementary contracts with life contingencies	17	17
Other contract deposit funds	2	1
Total	$2,803	$3,051

33

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Life

Withdrawal characteristics of life actuarial reserves were as follows at December 31, were as follows (dollars in millions):

	2024
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	17	18	18	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	221	221	240	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	545	545	589	3,943	3,943	3,943
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	159	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	1	XXX	XXX	—
Disability — disabled lives	XXX	XXX	5	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	37	XXX	XXX	—
Total (gross: direct + assumed)	783	784	1,049	3,943	3,943	3,943
Reinsurance ceded	—	—	165	—	—	—
Total (Net)	$783	$784	$884	$3,943	$3,943	$3,943
	2023
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	18	19	19	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	226	226	245	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	552	552	595	3,658	3,647	3,658
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	195	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	2	XXX	XXX	—
Disability — disabled lives	XXX	XXX	5	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	39	XXX	XXX	—
Total (gross: direct + assumed)	796	797	1,100	3,658	3,647	3,658
Reinsurance ceded	—	—	197	—	—	—
Total (Net)	$796	$797	$903	$3,658	$3,647	$3,658

34

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Life actuarial reserves at December 31, were as follows (in millions):

	2024	2023
General Account:
Life insurance	$841	$857
Accidental death benefits	—	—
Active lives	1	2
Disability — disabled lives	5	5
Miscellaneous reserves	37	39
Subtotal	884	903
Separate Account:
Life insurance	3,943	3,658
Accident and health contracts	—	—
Miscellaneous reserves	—	—
Total	$4,827	$4,561

Note 11 — Separate Accounts

The Company utilizes Separate Accounts to support and record segregated assets and liabilities related to ordinary life insurance, ordinary individual annuity and supplemental contracts, group life insurance and group annuity products. Separate Account assets and liabilities represent segregated funds which are administered for pensions and other clients. At December 31, 2024 and 2023, the Company's Separate Account assets that are legally insulated from the General Account claims were $6,631 million and $6,581 million, respectively. The assets consist of common stocks (mutual and hedge funds). The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of the minimum guarantees made by the Company with respect to certain accounts. The assets of these accounts are carried at estimated fair value.

	Nonguaranteed Separate Accounts (in millions)
	2024	2023	2022
Premiums, considerations or deposits	$78	$85	$93
Reserves at December 31
For accounts with assets at:
Fair value	$6,627	$6,577	$6,079
By withdrawal characteristics:
At fair value	$6,608	$6,559	$6,064
Not subject to discretionary withdrawal	19	18	15
Total reserves	$6,627	$6,577	$6,079

Reconciliation of net transfers to/from Separate Accounts of the Company for the years ended December 31, were as follows (in millions):

	2024	2023	2022
Transfers to Separate Accounts	$78	$85	$93
Transfers from Separate Accounts	(837)	(615)	(622)
Net transfers to (from) Separate Accounts	(759)	(530)	(529)
Reconciling difference	—	—	—
Transfers as reported in the statements of operations of the General Account	$(759)	$(530)	$(529)

35

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Note 12 — Federal Income Tax

The Company's Federal income tax return is consolidated with the following entities:

Brighthouse Financial Inc
Brighthouse Holdings LLC
Brighthouse Securities LLC
Brighthouse Services LLC
Brighthouse Assignment Company
Brighthouse Life Insurance Company
Brighthouse Life Insurance Company of NY
Brighthouse Reinsurance Company of Delaware

Federal income tax expense has been calculated in accordance with the provisions of the Code.

The components of net DTA and DTL consisted of the following, at December 31, (in millions):

	2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$53	$4	$57	$57	$3	$60
Less: Statutory valuation allowance adjustments	—	—	—	—	—	—
Adjusted gross DTA	53	4	57	57	3	60
Less: DTA nonadmitted	30	4	34	31	3	34
Subtotal net admitted DTA	23	—	23	26	—	26
Less: DTL	7	—	7	8	—	8
Net admitted DTA/(Net DTL)	$16	$—	$16	$18	$—	$18

	Change
	Ordinary	Capital	Total
Gross DTA	$(4)	$1	$(3)
Less: Statutory valuation allowance adjustments	—	—	—
Adjusted gross DTA	(4)	1	(3)
Less: DTA nonadmitted	(1)	1	—
Subtotal net admitted DTA	(3)	—	(3)
Less: DTL	(1)	—	(1)
Net admitted DTA/(Net DTL)	$(2)	$—	$(2)

36

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

The amount of each result or component of the calculation for SSAP No. 101 — Income Taxes, ("SSAP 101") at December 31, (in millions):

	2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	16	—	16	18	—	18
1. Adjusted gross DTA expected to be realized following the balance sheet date	16	—	16	18	—	18
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	28	XXX	XXX	18
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	7	—	7	8	—	8
DTA admitted as the result of application of SSAP 101 total	$23	$—	$23	$26	$—	$26

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	(2)	—	(2)
1. Adjusted gross DTA expected to be realized following the balance sheet date	(2)	—	(2)
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	10
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	(1)	—	(1)
DTA admitted as the result of application of SSAP 101 total	$(3)	$—	$(3)

37

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

	December 31, 2024	December 31, 2023
RBC percentage used to determine recovery period and threshold limitation amount	1748%	1077%
Amount of total adjusted capital used to determine recovery period and threshold limitation	$200	$135

Management believes the Company will be able to utilize the DTA in the future without any tax planning strategies.

The Company's tax planning strategies do not include the use of reinsurance.

All DTL were recognized as of December 31, 2024 and 2023.

Current income tax incurred (benefit) for the years ended December 31, consisted of the following major components (in millions):

	2024	2023	2022
1. Current Income Tax
(a) Federal	$4	$7	$4
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	4	7	4
(d) Federal income tax on net capital gains	—	(2)	—
(e) Utilization of capital loss carry-forwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$4	$5	$4

38

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

The changes in the main components of deferred income tax amounts were as follows (in millions):

	2024	2023	Change
2. Deferred Tax Assets
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	7	8	(1)
(4) Investments	—	—	—
(5) Deferred acquisition costs	—	1	(1)
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	28	29	(1)
(9) Pension accrual	—	—	—
(10) Receivables — nonadmitted	—	—	—
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforwards	2	2	—
(13) Other	16	17	(1)
(99) Subtotal (sum of 2a1 through 2a13)	53	57	(4)
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	30	31	(1)
(d) Admitted ordinary DTA (2a99-2b-2c)	23	26	(3)
(e) Capital:
(1) Investments	4	3	1
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	4	3	1
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	4	3	1
(h) Admitted capital DTA (2e99-2f-2g)	—	—	—
(i) Admitted DTA (2d+2h)	$23	$26	$(3)
3. Deferred Tax Liabilities
(a) Ordinary:
(1) Investments	$3	$2	$1
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premiums	2	2	—
(4) Policyholder reserves	1	3	(2)
(5) Other	1	1	—
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	7	8	(1)
(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	$7	$8	$(1)
4. Net deferred tax assets/liabilities (2i-3c)	$16	$18	$(2)
Change in nonadmitted DTA			(1)
Tax effect of unrealized gains (losses)			—
Additional minimum pension liability			1
Change in net DTA			$(2)

39

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

	2023	2022	Change
2. Deferred Tax Assets
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	8	10	(2)
(4) Investments	—	—	—
(5) Deferred acquisition costs	1	1	—
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	29	29	—
(9) Pension accrual	—	—	—
(10) Receivables — nonadmitted	—	—	—
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforwards	2	—	2
(13) Other	17	17	—
(99) Subtotal (sum of 2a1 through 2a13)	57	57	—
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	31	30	1
(d) Admitted ordinary DTA (2a99-2b-2c)	26	27	(1)
(e) Capital:
(1) Investments	3	4	(1)
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	3	4	(1)
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	3	4	(1)
(h) Admitted capital DTA (2e99-2f-2g)	—	—	—
(i) Admitted DTA (2d+2h)	$26	$27	$(1)
3. Deferred Tax Liabilities
(a) Ordinary:
(1) Investments	$2	$3	$(1)
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premiums	2	1	1
(4) Policyholder reserves	3	4	(1)
(5) Other	1	1	—
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	8	9	(1)
(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	$8	$9	$(1)
4. Net deferred tax assets/liabilities (2i-3c)	$18	$18	$—
Change in nonadmitted DTA			1
Tax effect of unrealized gains (losses)			—
Additional minimum pension liability			—
Change in net DTA			$1
40

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

The Company had no net operating loss carryforwards or capital loss carryforwards at December 31, 2024.

The Company had tax credit carryforwards of the following at December 31, 2024 (in millions):

Year of Expiration	Tax Credit Carryforwards
2033-2034	$2
$2

The Company did not have Federal income taxes available at December 31, 2024 for recoupment in the event of future net losses.

The Company had no deposits at December 31, 2024 under Section 6603 of the Code.

The provision for Federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gain (loss) from operations after dividends to policyholders and before Federal income tax. The significant items causing the difference for the year ended December 31 were as follows (in millions):

	2024	2023	2022
Gain (loss) from operations after dividends to policyholders and before Federal income tax @ 21%	$15	$10	$19
Net realized capital gains (losses) @ 21%	(1)	(2)	(1)
Tax effect of:
Uncertain Tax Positions	—	—	(2)
Prior years adjustments and accruals	(2)	—	(1)
Change in nonadmitted assets	—	(1)	1
Tax credits	(3)	(1)	(2)
Separate Account dividend received deduction	(3)	(3)	(4)
Total statutory income taxes (benefit)	$6	$3	$10
Federal and foreign income taxes incurred (benefit) including tax on realized capital gains (losses)	$4	$4	$4
Change in net DTA	2	(1)	6
Total statutory income taxes (benefit)	$6	$3	$10

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. Federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audit for the years 2017 and forward is not expected to have a material impact on the Company's statutory financial statements.

At December 31, 2024 and 2023, the Company had a liability for unrecognized tax benefits, computed in accordance with SSAP No. 5R, Liabilities, Contingencies, and Impairments of Assets ("SSAP 5R"), of $0 million and $6 million, respectively. A reconciliation of the amount recorded for unrecognized tax benefits is as follows (in millions):

	2024	2023
Balance at beginning of year	$6	$6
Net change for tax positions of current year	—	—
Net change for tax positions of prior years	(6)	—
Settlements with tax authorities	—	—
Lapses of statutes of limitations	—	—
Balance at end of year	$—	$6

41

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements.

The Company recorded less than $1 million of interest expense (benefit) (net of Federal tax benefit(cost)) in Federal and foreign income taxes incurred, related to unrecognized tax benefits for the years ended December 31, 2024, and 2023, and 2022, respectively. The Company had less than $1 million accrued for the payment of interest at December 31, 2024 and 2023, respectively.

As of December 31, 2024, the Company is a nonapplicable reporting entity for Corporate Alternative Minimum Tax ("CAMT") purposes.

Note 13 — Capital and Surplus

The portion of unassigned surplus (deficit) reduced by each item below at December 31, was as follows (in millions):

	2024	2023	2022
Unrealized capital gains (losses)	$(10)	$(10)	$(9)
Nonadmitted asset values	$(42)	$(43)	$(38)
Asset valuation reserve	$(10)	$(11)	$(12)

Dividend Restrictions

Under Massachusetts State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. The Company will be permitted to pay a dividend to its parent in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned surplus (deficit) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. Based on amounts at December 31, 2024, the Company is permitted to pay its parent a stockholder dividend in 2025 of $67 million without required prior approval of the Commissioner.

The Company paid no dividends in 2024. The Company paid an ordinary cash dividend of $84 million to its parent, Brighthouse Holdings, LLC, on December 22, 2023. The Company paid an ordinary cash dividend of $38 million to its parent, Brighthouse Holdings LLC, on December 15, 2022. The Company did not receive any capital contributions in 2024, 2023, or 2022.

42

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Note 14 — Employee Benefit Plans

Pension Plans and Other Unfunded Benefit Plans

The Company is the sponsor of a funded qualified defined benefit pension plan, an unfunded nonqualified defined benefit pension, and postretirement and other unfunded benefit plans. The Company sponsored pension and other unfunded benefit plans were amended to cease benefit accruals and are closed to new entrants. The Company accounts for the qualified defined benefit plan as a single employer plan and does not participate in any multiemployer, consolidated or holding company plans. At December 31, a summary of assets, obligations and assumptions of the pension benefit plans and the postretirement plan are as follows (in millions):

Change in Pension Benefit Obligation

	Overfunded		Underfunded
	2024	2023	2024	2023
Benefit obligation at beginning of year	$129	$127	$58	$58
Service cost and expenses	—	—	—	—
Interest cost	7	7	3	3
Actuarial (gains) losses	(5)	4	(2)	2
Benefits paid	(9)	(9)	(5)	(5)
Business combinations, divestitures, curtailments, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$122	$129	$54	$58

Change in Postretirement Benefit Obligation

	Underfunded
	2024	2023
Benefit obligation at beginning of year	$25	$24
Interest cost	1	1
Contribution by plan participants	2	1
Actuarial (gains) losses	(2)	3
Benefits paid	(5)	(4)
Benefit obligation at end of year	$21	$25

At December 31, 2024, the post-tax surplus impact was a decrease of $4 million for other postretirement benefit plans. At December 31, 2023, the post-tax surplus impact was an increase of $1 million for other postretirement benefit plans.

Change in Compensated Absence Benefit & Postemployment Obligations

The Company did not have any special or contractual benefits per SSAP No. 11, Compensated Absences and did not have any material postemployment benefits during 2024 and 2023.

Change in Plan Assets

	Pension Benefits		Postretirement Benefits
	2024	2023	2024	2023
Fair value of plan assets at beginning of year	$134	$131	$—	$—
Actual return on plan assets	1	12	—	—
Reporting entity contribution	5	5	3	3
Plan participants' contributions	—	—	2	1
Benefits paid	(14)	(14)	(5)	(4)
Fair value of plan assets at end of year	$126	$134	$—	$—

43

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Reconciliation of Funded Status

	Pension Benefits		Postretirement Benefits
	2024	2023	2024	2023
a. Components
1. Prepaid benefit costs	$(31)	$(31)	$—	$—
2. Overfunded plan assets	$5	$5	$—	$—
3. Accrued benefit costs	$49	$52	$15	$16
4. Liability for pension benefits	$(54)	$(58)	$(22)	$(25)
b. Assets and Liabilities recognized
1. Assets (nonadmitted)	$5	$5	$—	$—
2. Total liabilities recognized	$(54)	$(58)	$(22)	$(25)
c. Unrecognized liabilities	$—	$—	$—	$—

The accumulated benefit obligation for all defined benefit pension plans was $176 million and $187 million at December 31, 2024 and 2023, respectively.

The components of net periodic benefit cost for the years ended December 31, were as follows (in millions):

	Pension Benefits			Postretirement Benefits
	2024	2023	2022	2024	2023	2022
Service cost and expenses	$—	$—	$—	$—	$—	$—
Interest cost	9	10	7	1	1	1
Expected return on plan assets	(7)	(8)	(9)	—	—	—
Gains and losses	1	1	1	1	1	—
Prior service cost or (credit)	—	—	—	—	—	—
(Gain) or loss recognized due to a settlement or curtailment	—	—	—	—	—	—
Total net periodic benefit cost	$3	$3	$(1)	$2	$2	$1

The amounts in unassigned surplus (deficit) recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits			Postretirement Benefits
	2024	2023	2022	2024	2023	2022
Items not yet recognized as a component of net periodic cost — prior year	$32	$32	$38	$9	$7	$7
Net prior service cost or (credit) arising during the period	—	—	—	—	—	—
Net prior service cost or (credit) recognized	—	—	—	—	—	—
Net (gain) and loss arising during the period	—	1	(5)	(2)	3	—
Net (gain) and loss recognized	(1)	(1)	(1)	—	(1)	—
Transition surplus recognized	—	—	—	—	—	—
Change due to special event — curtailment	—	—	—	—	—	—
Items not yet recognized as a component of net periodic cost — current year	$31	$32	$32	$7	$9	$7

The amounts in unassigned surplus (deficit) that have not yet been recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits			Postretirement Benefits
	2024	2023	2022	2024	2023	2022
Net prior service cost or (credit)	$—	$—	$—	$—	$—	$—
Net recognized (gains) and losses	$31	$32	$32	$7	$9	$7

44

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Assumptions

Assumptions used in determining the aggregate projected benefit obligation for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2024	2023	2022
Weighted-average discount rate — pension	5.60%	5.15%	5.40%
Weighted-average discount rate — postretirement	5.60%	5.15%	5.40%

Assumptions used in determining the net periodic benefit cost for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2024	2023	2022
Weighted-average discount rate — pension & postretirement	5.15%	5.40%	2.85%
Expected long-term rate of return on plan assets	5.70%	5.95%	4.85%

The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate pension benefit obligation when due.

The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

Plan Assets

The assets of the qualified defined benefit pension plan (the "Invested Plan") are invested in general and separate accounts of Metropolitan Life Insurance Company ("MLIC") and managed by MetLife Investment Advisors, LLC in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maintaining an adequate funded status under reasonable and appropriate risk controls; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) ensuring that asset benchmarks, mandates and targets are appropriate relative to the implicit risk / return characteristics of the liability; and (iv) targeting rates of return in excess of a custom benchmark over a complete market cycle, generally three to five years. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of managing the Invested Plan's investments. Investment consultants may be used periodically to evaluate the investment risk of the plan's invested assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class for the Invested Plan:

	2024	2023	Target Allocation
Fixed maturities	84%	84%	85%
Equity securities	15	15	15%
Cash or cash equivalents	1	1	—%
Total	100%	100%

Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions. The above allocations represent actual and targeted investment strategies reflecting the aggregation of underlying assets invested in pooled separate accounts as well as those supported by general account assets

45

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

backing a group annuity contract issued by MetLife, Inc. ("MetLife"). The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

The defined benefit pension plan assets are measured at estimated fair value on a recurring basis. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows (in millions):

	Fair Value Measurements of Plan Assets at December 31, 2024
Description for each class of plan assets	(Level 1)	(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts	$—	$118	$—	$118
Interest in insurance company General Accounts	—	8	—	8
Total plan assets	$—	$126	$—	$126
	Fair Value Measurements of Plan Assets at December 31, 2023
Description for each class of plan assets	(Level 1)	(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts	$—	$131	$—	$131
Interest in insurance company General Accounts	—	3	—	3
Total plan assets	$—	$134	$—	$134

Expected Future Contributions and Benefit Payments

It is the Company's practice to make contributions to the qualified defined benefit pension plan to comply with minimum funding requirements of Employee Retirement Income Security Act, the Pension Protection Act of 2006, federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") and the applicable rules and regulations. In accordance with such practice, no contributions are required in calendar year 2024 based on the maximum quarterly requirements. For information of employer contributions, see "Change in Plan Assets."

Benefit payments due under the unfunded pension and postretirement benefit plans are primarily funded from the Company's general assets as they become due under the provision of the plans. As a result, benefit payments equal employer and participant contributions for these plans. For 2024, the Company contributions were $10 million with $8 million expected for 2025. All benefit payments for unfunded pension and postretirement benefit plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company's parent, Brighthouse.

Gross benefit payments for the next 10 years are expected to be as follows (in millions):

Year	Pension and Other Benefits
2025	$17
2026	$17
2027	$17
2028	$17
2029	$16
2030 through 2034	$75

Defined Contribution Plans

The Company sponsors a frozen qualified money purchase pension plan for former agents of the Company. The Company made no contributions to that plan in 2024, 2023, or 2022. The Company also sponsors a number of frozen nonqualified deferred compensation plans. The Company incurred (benefits) expenses for these plans totaling $6 million for the year ended December 31, 2024, $7 million for the year ended December 31, 2023, and ($5) million for the year ended December 31, 2022. All benefit payments for unfunded deferred compensation plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company's parent, Brighthouse.

46

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Note 15 — Other Commitments and Contingencies

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

Global Bankers Insurance Group (Colorado Bankers and Bankers Life Insurance) had been in rehabilitation since June 27, 2019, and during that time had been involved in related litigation and disputes. On August 23, 2024, the North Carolina Supreme Court granted the motion to withdraw the liquidation appeal. The company remained in rehabilitation until the order of liquidation became effective on November 30, 2024.

With respect to state life and health guaranty association obligations, during the year ended December 31, 2024, the Company had $1 million in liability for retrospective premium-based guaranty fund assessments and $1 million asset for the related premium tax offset, including the Global Bankers Insurance Group insolvency effective November 30, 2024. During the year ended December 31, 2023, the Company had a less than $1 million liability for retrospective premium-based guaranty fund assessments and a less than $1 million asset for the related premium tax offset. The periods over which the guaranty fund assessments are expected to be paid and the related premium tax offsets are expected to be realized are unknown at this time.

The change in the guaranty asset balance of estimated premium tax offsets of new insolvencies accrued during 2024 and revised estimated premium tax offsets for accrued liabilities was $1 million during the year ended December 31, 2024.

The Company did not receive refunds of assessments for the years ended December 31, 2024, 2023, or 2022.

It is possible that a large catastrophic event could render such guaranty funds inadequate and the Company may be called upon to contribute additional amounts, which may have a material impact on its financial condition or results of operations in a particular period. The Company has established liabilities for guaranty fund assessments which it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings, but additional liabilities may be necessary.

Litigation

Sales Practice Claims and Regulatory Matters. Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, or other products. The Company continues to defend vigorously against the claims in these matters.

Summary. Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor or taxpayer. The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in any particular period.

47

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain non-litigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Commitments to Fund Partnership Investments and Private Corporate Bond Investments

The Company makes commitments to fund partnership investments and to lend funds under private corporate bond investments in the normal course of business. The amounts of these unfunded commitments were less than $1 million at both December 31, 2024 and 2023.

Mortgage Loan Commitments

The Company had no mortgage loan commitments during the year ended December 31, 2024. The Company had mortgage loan commitments of $3 million during the year ended December 31, 2023.

Financial Guarantees

At December 31, 2024, the Company was obligor under the following guarantees and indemnities (in millions):

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.

The Company is obligated to indemnify Great West Life and Annuity Insurance Company for losses arising out of breaches of representations and covenants by the Company under an Asset Purchase Agreement and certain ancillary agreements.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Less than $1 million for losses arising out of breaches of representation; there is no cap on losses arising out of breaches of covenants.	The Company has made no payments on the guarantee since inception.
The Company is obligated to indemnify the proprietary mutual fund, offered by the Separate Accounts, and the fund's directors and officers as provided in certain Participation Agreements.	Intercompany and related party guarantees that are considered "unlimited" and as such are excluded from recognition.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

48

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.

The Company has provided certain indemnities, guarantees and/or commitments to affiliates and third parties in the ordinary course of its business. In the context of acquisitions, dispositions, investments and other transactions, the Company has provided indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
The Company indemnifies its directors and officers as provided in its charters and by-laws.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
The Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
Total (1)	$ —		$ —

(1)  Total maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee was less than $1 million.

At December 31, 2024, the Company's aggregate compilation of guarantee obligations was less than $1 million.

49

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024, 2023, and 2022

Note 16 — Retained Assets

The Company's retained asset account, known as the Total Control Account ("TCA"), is a settlement option or method of payment that may be used for amounts due under life insurance, critical illness insurance and annuity contracts. The TCA Customer Agreement provided to each accountholder is a contract that is supplementary to the insurance or annuity contract. TCAs are reported in the Annual Statement as amounts on deposit for ordinary supplementary contracts not involving life contingencies.

Each TCA has a guaranteed minimum annual effective interest rate. Guaranteed minimum interest rates for TCAs that remained open during calendar year 2024 were 3.0%, 1.5% or 0.5% depending on the age and origin of the account. In addition to the guaranteed minimum interest rate, the Company also agrees in the TCA Customer Agreement to credit interest at rates that will always be the greater of the guaranteed rate or the rate established by one of two market indices. During calendar year 2024, all TCAs received interest of at least the account's guaranteed minimum annual effective interest rate.

The Company's TCA business is 100% reinsured with MLIC.

The Company's TCA in force, categorized by age, at December 31, were as follows (in millions, except number of asset accounts):

	2024		2023
	Number	Balance	Number	Balance
Up and including 12 Months	—	$—	—	$—
13 to 24 Months	—	—	—	—
25 to 36 Months	—	—	—	—
37 to 48 Months	—	—	—	—
49 to 60 Months	—	—	—	—
Over 60 Months	737	90	805	99
Total	737	$90	805	$99

A reconciliation of the Company's TCA for the year ended December 31, 2024 was as follows (in millions, except number of asset accounts):

	Individual
	Number	Balance/Amount
Beginning of year	805	$99
Accounts issued/added	—	—
Investment earnings credited	N/A	3
Fees and other charges assessed (1)	N/A	—
Transferred to state unclaimed property funds	—	—
Closed/withdrawn	68	12
End of year	737	$90

(1)  Fees and other charges assessed may also include other account adjustments.

Note 17 — Subsequent Events

The Company has evaluated events subsequent to December 31, 2024 through April 11, 2025, which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

50

New England Life Insurance Company

Table of Contents to Statutory Supplemental Schedules

Description	Page
SCHEDULE 1
Statutory Selected Financial Data As of and for the Year Ended December 31, 2024	52
SCHEDULE 2
Supplemental Investment Risks Interrogatories As of and for the Year Ended December 31, 2024	55
SCHEDULE 3
Statutory Summary Investment Schedule As of and for the Year Ended December 31, 2024	59
SCHEDULE 4
Reinsurance Contracts With Risk-Limiting Features As of and for the Year Ended December 31, 2024	61

51

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data
As of and for the Year Ended December 31, 2024

Investment Income Earned
U.S. government bonds	$3,083,281
Other bonds (unaffiliated)	29,153,031
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	1,544,843
Real estate	—
Contract loans	21,556,920
Cash, cash equivalents and short-term investments	5,829,933
Derivatives	587,678
Other invested assets	994,893
Aggregate write-ins for investment income	135
Gross investment income	$62,750,714
Real Estate Owned — Book Value Less Encumbrances	$—
Mortgage Loans — Book Value
Agricultural mortgages	$27,955,966
Residential mortgages	—
Commercial mortgages	3,813,372
Total mortgage loans	$31,769,338
Mortgage Loans by Standing — Book Value
Good standing	$31,769,338
Good standing with restructured terms	$—
Interest overdue more than three months, not in foreclosure	$—
Foreclosure in process	$—
Other Long Term Invested Assets — Statement Value	$14,971,427
Bonds and Stocks of Parents, Subsidiaries and Affiliates — Book Value:
Bonds	$—
Preferred Stocks	$—
Common Stocks	$—
Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity — Statement Value
Due within one year or less	$146,217,793
Over 1 year through 5 years	306,134,523
Over 5 years through 10 years	134,405,803
Over 10 years through 20 years	64,768,770
Over 20 years	291,082,970
No maturity date	—
Total by Maturity	$942,609,859

52

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2024

Bond by Class — Statement Value
Class 1	$616,133,558
Class 2	291,262,178
Class 3	27,700,056
Class 4	4,709,261
Class 5	2,577,931
Class 6	226,875
Total by Class	$942,609,859
Total Bonds Publicly Traded	$750,895,671
Total Bonds Privately Placed	$191,714,188
Preferred Stocks — Book/Adjusted Carrying Value	$—
Common Stocks — Fair Value	$—
Short Term Investments — Book/Adjusted Carrying Value	$70,063,433
Options, Caps and Floors Owned — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Written and In-force — Book/Adjusted Carrying Value	$—
Collar, Swap and Forward Agreements Open — Book/Adjusted Carrying Value	$12,892,128
Futures Contracts Open — Book/Adjusted Carrying Value	$—
Cash on Deposit	$62,822,410
Life Insurance In-Force (000's)
Industrial	$—
Ordinary	$15,426,543
Credit Life	$—
Group Life	$15,962
Amount of Accidental Death Insurance In-Force Under Ordinary Policies (000's)	$50,606
Life Insurance Policies with Disability Provisions In-Force (000's)
Industrial	$—
Ordinary	$4,201,169
Credit Life	$—
Group Life	$—
Supplementary Contracts In-Force:
Ordinary — Not Involving Life Contingencies
Amount on Deposit	$109,497,108
Income Payable	$2,468,714
Ordinary — Involving Life Contingencies
Income Payable	$11,601,652
Group — Not Involving Life Contingencies
Amount on Deposit	$—
Income Payable	$—
Group — Involving Life Contingencies
Income Payable	$—

53

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2024

Annuities:
Ordinary
Immediate — Amount of Income Payable	$—
Deferred — Fully Paid Account Balance	$—
Deferred — Not Fully Paid Account Balance	$2,834,299,777
Group:
Amount of Income Payable	$45,120
Fully Paid Account Balance	$271,605
Not Fully Paid Account Balance	$—
Accident and Health Insurance — Premiums In-Force:
Ordinary	$3,376,488
Group	$—
Credit	$—
Deposit Funds and Dividend Accumulations:
Deposit Funds — Account Balance	$—
Dividend Accumulations — Account Balance	$—
Claim Payments For The Year Ended December 31, 2024 (000's):
Group Accident and Health
2024	$—
2023	$—
2022	$—
2021	$—
2020	$—
Prior	$—
Other Accident & Health
2024	$29
2023	$53
2022	$110
2021	$80
2020	$484
Prior	$6,100
Other Coverages that use developmental methods to calculate claim reserves
2024	$—
2023	$—
2022	$—
2021	$—
2020	$—
Prior	$—

54

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories

Supplement for the year 2024 of the New England Life Insurance Company

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For the year ended December 31, 2024
(To be filed by April 1)
Of the New England Life Insurance Company
Address (City, State and Zip Code) Charlotte , NC 28277

NAIC Group Code.....4932	NAIC Company Code.....91626	Federal Employer's Identification Number (FEIN).....04-2708937

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement.	$1,535,151,662
2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	FEDERAL NATIONAL MORTGAGE ASSOCIATION	Bonds	$23,314,077	1.5%
2.02	FEDERAL HOME LOAN MORTGAGE CORPORATION	Bonds	$16,518,526	1.1%
2.03	KITE REALTY GROUP TRUST	Bonds	$15,000,000	1.0%
2.04	MASSACHUSETTS CAPITAL RESOURCE CO	Social Alternatives	$12,329,749	0.8%
2.05	MOUSSE INVESTMENTS LTD	Bonds	$9,783,126	0.6%
2.06	ABP (JERSEY) LTD	Bonds	$9,393,000	0.6%
2.07	NASSAU AIRPORT DEVELOPMENT CO	Bonds	$9,142,500	0.6%
2.08	Alico Inc.	Agricultural Loans	$8,471,912	0.6%
2.09	CF_19-CF3	Bonds	$8,123,350	0.5%
2.10	TAKEDA PHARMACEUTICAL CO LTD	Bonds	$7,747,013	0.5%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2
3.01	NAIC 1	$616,133,558	40.1%
3.02	NAIC 2	$291,262,178	19.0%
3.03	NAIC 3	$27,700,056	1.8%
3.04	NAIC 4	$4,709,261	0.3%
3.05	NAIC 5	$2,577,931	0.2%
3.06	NAIC 6	$226,875	0.0%
	Preferred Stocks	3	4
3.07	NAIC 1	$0	0.0%
3.08	NAIC 2	$0	0.0%
3.09	NAIC 3	$0	0.0%
3.10	NAIC 4	$0	0.0%
3.11	NAIC 5	$0	0.0%
3.12	NAIC 6	$0	0.0%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$70,638,731	4.6%
4.03	Foreign-currency-denominated investments	$47,012,397	3.1%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$61,496,231	4.0%
5.02	Countries designated NAIC-2	$0	0.0%
5.03	Countries designated NAIC-3 or below	$9,142,500	0.6%

55

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
6.01	Country 1: United Kingdom	$37,380,605	2.4%
6.02	Country 2: France	$7,454,618	0.5%
	Countries designated NAIC-2:
6.03	Country 1:	$0	0.0%
6.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
6.05	Country 1: Bahamas	$9,142,500	0.6%
6.06	Country 2:	$0	0.0%

	1	2
7. Aggregate unhedged foreign currency exposure	$0	0.0%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$0	0.0%
8.02	Countries designated NAIC-2	$0	0.0%
8.03	Countries designated NAIC-3 or below	$0	0.0%

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
9.01	Country 1:	$0	0.0%
9.02	Country 2:	$0	0.0%
	Countries designated NAIC-2:
9.03	Country 1:	$0	0.0%
9.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
9.05	Country 1:	$0	0.0%
9.06	Country 2:	$0	0.0%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	MOUSSE INVESTMENTS LTD	1D	$9,783,126	0.6%
10.02	ABP (JERSEY) LTD	2B	$9,393,000	0.6%
10.03	NASSAU AIRPORT DEVELOPMENT CO	3A	$9,142,500	0.6%
10.04	BNP PARIBAS SA	1	$7,454,618	0.5%
10.05	WERELDHAVE NV	2B	$7,248,500	0.5%
10.06	CANADA (GOVERNMENT OF)	2C	$6,387,240	0.4%
10.07	SHURGARD SELF STORAGE LTD	2C	$6,306,195	0.4%
10.08	PORTMAN ESTATE (PRIMARY) LTD	2A	$3,053,111	0.2%
10.09	BARCLAYS BANK PLC	1	$2,372,871	0.2%
10.10	JOHN WOOD GROUP PLC	2C	$2,297,814	0.1%

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
		1	2
11.02	Total admitted assets held in Canadian investments	$0	0.0%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.
	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

56

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.
	1 Issuer	2	3
13.02		$0	0.0%
13.03		$0	0.0%
13.04		$0	0.0%
13.05		$0	0.0%
13.06		$0	0.0%
13.07		$0	0.0%
13.08		$0	0.0%
13.09		$0	0.0%
13.10		$0	0.0%
13.11		$0	0.0%

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.
	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

  Ten Largest Fund Managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06		$0	$0	$0
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
	1 Type (Residential, Commercial, Agricultural)	2	3
16.02		$0	0.0%
16.03		$0	0.0%
16.04		$0	0.0%
16.05		$0	0.0%
16.06		$0	0.0%
16.07		$0	0.0%
16.08		$0	0.0%
16.09		$0	0.0%
16.10		$0	0.0%
16.11		$0	0.0%

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$0	0.0%

57

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Residential		Commercial		Agricultural
		1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$0	0.0%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$0	0.0%	$0	0.0%
17.05	below 70%	$0	0.0%	$0	0.0%	$0	0.0%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description
	1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$537,653	0.0%	$598,303	$579,423	$559,381
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

58

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule

Annual Statement for the year 2024 of the New England Life Insurance Company

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	99,131,733	6.771	99,131,733	0	99,131,733	6.771
1.02 All other governments	0	0.000	0	0	0	0.000
1.03 U.S. states, territories and possessions, etc. guaranteed	7,695,273	0.526	7,695,273	0	7,695,273	0.526
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	9,311,221	0.636	9,311,221	0	9,311,221	0.636
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	91,890,862	6.276	91,890,862	0	91,890,862	6.276
1.06 Industrial and miscellaneous	622,129,875	42.492	622,129,875	0	622,129,875	42.492
1.07 Hybrid securities	4,824,991	0.330	4,824,991	0	4,824,991	0.330
1.08 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
1.09 SVO identified funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated bank loans	0	0.000	0	0	0	0.000
1.11 Unaffiliated certificates of deposit	0	0.000	0	0	0	0.000
1.12 Total long-term bonds	834,983,955	57.030	834,983,955	0	834,983,955	57.030
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)	0	0.000	0	0	0	0.000
2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
2.03 Total preferred stocks	0	0.000	0	0	0	0.000
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000	0	0	0	0.000
3.02 Industrial and miscellaneous Other (Unaffiliated)	0	0.000	0	0	0	0.000
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
3.04 Parent, subsidiaries and affiliates Other	0	0.000	0	0	0	0.000
3.05 Mutual funds	0	0.000	0	0	0	0.000
3.06 Unit investment trusts	0	0.000	0	0	0	0.000
3.07 Closed-end funds	0	0.000	0	0	0	0.000
3.08 Exchange traded funds	0	0.000	0	0	0	0.000
3.09 Total common stocks	0	0.000	0	0	0	0.000
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New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule — (continued)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
4. Mortgage loans (Schedule B):
4.01 Farm mortgages	27,955,966	1.909	27,955,966	0	27,955,966	1.909
4.02 Residential mortgages	0	0.000	0	0	0	0.000
4.03 Commercial mortgages	3,813,372	0.260	3,813,372	0	3,813,372	0.260
4.04 Mezzanine real estate loans	0	0.000	0	0	0	0.000
4.05 Total valuation allowance	0	0.000	0	0	0	0.000
4.06 Total mortgage loans	31,769,338	2.170	31,769,338	0	31,769,338	2.170
5. Real estate (Schedule A):
5.01 Properties occupied by company	0	0.000	0	0	0	0.000
5.02 Properties held for production of income	0	0.000	0	0	0	0.000
5.03 Properties held for sale	0	0.000	0	0	0	0.000
5.04 Total real estate	0	0.000	0	0	0	0.000
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	62,822,410	4.291	62,822,410	0	62,822,410	4.291
6.02 Cash equivalents (Schedule E, Part 2)	37,562,471	2.566	37,562,471	0	37,562,471	2.566
6.03 Short-term investments (Schedule DA)	70,063,433	4.785	70,063,433	0	70,063,433	4.785
6.04 Total cash, cash equivalents and short-term investments	170,448,314	11.642	170,448,314	0	170,448,314	11.642
7. Contract loans	397,983,027	27.183	397,983,027	0	397,983,027	27.183
8. Derivatives (Schedule DB)	12,934,620	0.883	12,934,620	0	12,934,620	0.883
9. Other invested assets (Schedule BA)	14,971,427	1.023	14,971,427	0	14,971,427	1.023
10. Receivables for securities	942,295	0.064	942,295	0	942,295	0.064
11. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	74,730	0.005	74,730	0	74,730	0.005
13. Total invested assets	1,464,107,706	100.000	1,464,107,706	0	1,464,107,706	100.000

60

New England Life Insurance Company

SCHEDULE 4

Reinsurance Contracts With Risk-Limiting Features

The Company had no reinsurance contracts entered on or after January 1, 1996, that are subject to Appendix A-791, Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual ("A-791"), that includes risk-limiting features, as described in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance ("SSAP 61R").

The Company had no reinsurance contracts entered on or after January 1, 1996, that are not subject to A-791, for which reinsurance accounting was applied and includes risk-limiting features, as described in SSAP 61R.

The Company had no reinsurance contracts entered into, renewed or amended reinsurance contracts on or after January 1, 1996, that contain features described below which result in delays in payment in form or in fact:

a.  Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

b.  Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

The Company did not have any contracts entered into, renewed or amended on or after January 1, 1996, not subject to A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP 61R.

The Company did not cede any risk during the period ended December 31, 2024 which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract entered into, renewed or amended on or after January 1, 1996, and either:

a.  Accounted for that contract as reinsurance under NAIC SAP and as a deposit under GAAP; or

b.  Accounted for that contract as reinsurance under GAAP and as a deposit under NAIC SAP.

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